                                                                   Exhibit 10.63

                                                                 PHC 90-047 WKH

_______________________________________________________________________________


                            AIRCRAFT LEASE AGREEMENT

                                 PHC 90-047 WKH
                                     between
                             POLARIS HOLDING COMPANY
                                     Lessor
                                       and
                              Aloha Airlines, Inc.
                                     Lessee


                       One Boeing Model 737-2M6C Aircraft


_______________________________________________________________________________

                                                                 PHC 90-047 WKH

                                      INDEX

SECTION                           SECTION HEADING
  P.                              Parties
  1.                              Definitions
  2.                              Lease and Conditions
  3.                              Delivery and Acceptance; Term
  4.                              Rent
  5.                              Representations and Warranties
  6.                              Possession and Use
  7.                              Information
  8.                              Covenants of Lessee
  9.                              Replacement of Parts; Alterations,
                                      Modifications and Additions
  10.                             General Tax Indemnity
  11.                             Casualty Occurrences
  12.                             Insurance
  13.                             Indemnification
  14.                             Liens
  15.                             Perfection of Title and Further Assurances
  16.                             Return of Aircraft and Records
  17.                             Events of Default
  18.                             Remedies
  19.                             Alienation
  20.                             Miscellaneous
  S.                              Signature Page

                                                                 PHC 90-047 WKH

Exhibits



         Exhibit A          -        Schedule and Description of Aircraft
         Exhibit A-1        -        Additional Equipment
         Exhibit A-2        -        Documents Delivered on the Delivery Date

         Exhibit B          -       Aircraft Documents
         Exhibit C          -       Definitions and Values
         Exhibit D          -       Lease Supplement
         Exhibit E          -       Return Condition Requirements
         Exhibit F          -       List of Permitted Air Carriers

                                                                 PHC 90-047 WKH

                            AIRCRAFT LEASE AGREEMENT

          THIS AGREEMENT dated as of July 16, 1990 PHC 90-047 WKH (Lease), between POLARIS HOLDING COMPANY, a Delaware corporation, with its principal place of business at Four Embarcadero Center, 40th Floor, San Francisco, California 94111 (Lessor), and Aloha Airlines, Inc., a corporation organized under the laws of the State of Hawaii, with its principal place of business at 371 Aokea Street, Honolulu, Hawaii 96819 (Lessee).

          Lessee desires to lease from Lessor and Lessor is willing to lease to Lessee the aircraft described herein upon and subject to the terms and conditions of this Lease.

          In consideration of the mutual promises herein, Lessor and Lessee agree as follows:

                                      -P-

                                                                 PHC 90-047 WKH

          Section 1. DEFINITIONS.

          The following terms shall have the following respective meanings for all purposes of this Lease Agreement:

          ADDITIONAL RENT shall mean the rent for the Aircraft specified on Exhibit C and payable throughout the Term for the Aircraft pursuant to
Section  4(a).

          AIRCRAFT shall mean the Airframe together with (i) the Engines, whether or not installed on the Aircraft, (ii) all Parts or components thereof, (iii) spare parts or ancillary equipment or devices furnished with the Aircraft under this Lease (including the separate equipment described on Exhibit A-1), (iv) all Aircraft Documents (except that the term "Aircraft" as used in Section 3 of this Lease does not include Aircraft Documents, but only those documents listed on Exhibit A-2), and (v) all substitutions, replacements and renewals of any and all thereof.

        AIRCRAFT DOCUMENTS shall mean the items identified on Exhibit B hereto, all of which shall be maintained in the English language.

          AIRFRAME shall mean (a) the aircraft described on Exhibit A, but not including any Engine installed thereon, and (b) any and all Parts so long as the same shall be incorporated or installed on or attached to the Airframe, or so long as title thereto shall remain vested in Lessor in accordance with the terms of Section 9, after removal from the Airframe.

          APPRAISAL PROCEDURE, as used in Section 18, hereof, shall mean the following procedure for determining the "fair market rental value" of the Aircraft. "Fair market rental value" shall mean the value determined by an appraisal completed on an "as is" and "where is" basis. Lessor shall select an independent aircraft appraiser who shall make a determination of fair market rental value. The fees and expenses of the appraiser shall be paid by Lessee.

          APPROVED INSURANCE BROKER shall mean any reputable insurance broker of internationally recognized responsibility and standing specializing in aircraft insurance.

          APPROVED INSURER shall mean any reputable insurance company or insurance broker of internationally recognized responsibility and standing specializing in aircraft insurance.

          BASIC RENT shall mean the rent for the Aircraft specified on Exhibit C and payable throughout the Term for the Aircraft pursuant to
Section 4(a).


                                      1-1

                                                                 PHC 90-047 WKH

          BASIC RENT PAYMENT DATE shall mean the day for payment of Basic Rent determined in accordance with Exhibit C. It is further understood and agreed that if a Basic Rent Payment Date shall fall on a day which is not a Business Day, any payment due on such Basic Rent Payment Date shall be made on the next succeeding Business Day.

          BUSINESS DAY shall mean any day other than a Saturday, Sunday or other day on which banking institutions in San Francisco, California or Honolulu, Hawaii are authorized or required by law to be closed.

          CASUALTY OCCURRENCE shall mean any of the following events with respect to the Aircraft, Airframe or any Engine: (a) loss of such property or its use due to theft or disappearance for a period in excess of sixty (60) consecutive days or destruction, damage beyond economic repair or rendition of such property permanently unfit for normal use by Lessee for any reason whatsoever; (b) any damage to such property which results in an insurance settlement with respect to such property on the basis of a total loss or on the basis of a compromised or constructive total loss; (c) the condemnation, confiscation, appropriation or seizure of, or requisition of title to such property, or the use of such property by any Governmental Entity or purported Governmental Entity, which in any such case shall have resulted in the loss of possession thereof by Lessee for a period in excess of sixty consecutive days (or for such shorter period ending on the date which is seven days from the date of receipt of an insurance settlement with respect to such property on the basis of a total loss); or (d) prohibition under any applicable Law of the use of the Aircraft for commercial transportation of passengers for a period of six (6) months; provided, however, that such prohibition shall not be deemed a Casualty Occurrence for so long during the Term hereof as Lessee shall elect to continue this Lease in effect, in the event of which election all of Lessee's obligations hereunder shall continue in full force and effect; provided, however, that notwithstanding the immediately preceding proviso Lessee shall not have the right to so continue this Lease during the twelve (12) month period ending on the Expiration
Date; provided, further, that if such prohibition terminates while the Lease is in effect, this Lease shall remain in effect and continue in full force and effect.

          CERTIFICATED AIR CARRIER shall mean any Person (except the United States Government) domiciled in the United States of America and holding a certificate issued under Section 401 of the Federal Aviation Act by the Department of Transportation or any predecessor or successor agency thereto, or, in the event such certificates shall no longer be issued, any Person (except the United States Government) domiciled in the United States of America and legally engaged in the business of transporting passengers or


                                   1-2

                                                                 PHC 90-047 WKH

cargo by air to, from or between points within the United States of America, and, in either event, operating commercial jet aircraft.

          CASUALTY VALUE shall mean the value as specified on Exhibit C hereto.

          DEFAULT shall mean an Event of Default or event which would constitute an Event of Default but for the lapse of time or the giving of notice or both.

          DELIVERY DATE shall mean the date on which the Aircraft is delivered to and accepted by Lessee for purposes of this Lease as set forth on the Lease Supplement.

          DELIVERY LOCATION shall mean the location specified on Exhibit C hereto for the delivery of the Aircraft by Lessor to Lessee.

          DOLLARS shall mean lawful currency of the United States of America.

          ENGINE shall mean any Engine installed on or furnished with the Aircraft on the Delivery Date, such Engine being identified as to manufacturer, type and manufacturer serial number on Exhibit A hereto, any Replacement Engine which may from time to time be substituted therefor pursuant to Section 11 and any Substitute Engine which may be substituted therefor pursuant to Section 16; together in each case with any and all Parts incorporated or installed in or attached thereto or any and all Parts removed therefrom so long as title thereto remains vested in Lessor in accordance with the terms of Section 9 after removal from such Engine. Except as otherwise set forth herein, at such time as a Replacement Engine shall be so substituted, such replaced Engine shall cease to be an Engine hereunder. The term "Engines" means, as of any date of determination, all Engines then leased hereunder.

          ESTIMATED DELIVERY DATE shall mean the date specified on Exhibit C hereto, which the parties anticipate to be the Delivery Date.

          EVENT OF DEFAULT shall have the meaning specified in any one or more clauses in Section 17.

          EXPIRATION DATE shall mean the date specified in the Lease Supplement for expiration of the Term.

          FAA shall mean the Federal Aviation Administration of the United States Department of Transportation or any successor.


                                    1-3

                                                                 PHC 90-047 WKH

          FEDERAL AVIATION ACT shall mean the United States Federal Aviation Act of 1958, as amended.

          GOVERNMENTAL ENTITY shall mean and include (i) the FAA; (ii) any national government, or political subdivision thereof or local jurisdiction therein; (iii) any board, commission, department, division, organ, instrumentality, court, or agency of any entity described in (ii) above, however constituted; and (iv) any association, organization, or institution of which any entity described in (ii) or (iii) above is a member or to whose jurisdiction any such entity is subject or in whose activities any such entity is a participant but only (except for purposes of defining Law below) to the extent that any of the preceding have jurisdiction over the Aircraft or its operations.

         GUARANTOR shall mean Aloha Airgroup, Inc.

          INDEMNITEE shall mean Lessor, its officers, directors, agents and employees and its successors and assigns.

          INTERIM RENT for the Aircraft shall mean the rent determined as provided on Exhibit C and payable on the Interim Rent Payment Date.

          INTERIM RENT PAYMENT DATE shall mean the day determined in accordance with Exhibit C.

          INITIAL TERM shall mean the Initial Term specified on Exhibit C.

          LAW shall mean and include (i) any statute, decree, constitution, regulation, order, judgment or other directive of any Governmental Entity;
(ii) any treaty, pact, compact or other agreement to which any Governmental Entity is a signatory or party; (iii) any judicial or administrative interpretation or application of any Law described in (i) or (ii) above; and
(iv) any amendment or revision of any Law described in (i), (ii) or (iii) above.

          LEASE SUPPLEMENT shall mean the Lease Supplement, substantially in the form of Exhibit D hereto, entered into between Lessor and Lessee.

          LESSOR'S LIENS shall mean Liens arising as a result of (i) claims against Lessor not related to the transactions contemplated by this Lease; or
(ii) acts of Lessor, not contemplated and expressly permitted under this Lease; or (iii) Taxes imposed against Lessor which are not indemnified against by Lessee pursuant to Section 10; or (iv) claims against Lessor arising out of the


                                     1-4

                                                                 PHC 90-047 WKH

voluntary transfer by Lessor of all or any part of its interests in the Aircraft or this Lease, other than a transfer pursuant to Sections 11 or 18 hereof.

          LIEN shall mean any mortgage, pledge, lien, charge, encumbrance, lease, exercise of rights, security interest or claim.

          MAINTENANCE PROGRAM shall mean an FAA approved maintenance program as in effect from time to time for the Aircraft encompassing scheduled maintenance, condition monitored maintenance and on-condition maintenance of the Airframe, Engines, and components of the Aircraft. Upon request by Lessor a copy of such Maintenance Program shall be made available to Lessor.

          MORTGAGE CONVENTION shall mean the Convention for the International Recognition of Rights in Aircraft, signed (ad referendum) at Geneva, Switzerland, on June 19, 1948, and amended from time to time, but excluding the terms of any adhesion thereto or ratification thereof containing reservations to which the United States of America does not accede.

          PARTS shall mean all appliances, components, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than complete Engines or engines), which may now or from time to time be incorporated or installed in or attached to the Airframe or any Engine. Except as otherwise set forth herein, at such time as a replacement part shall be substituted for a Part in accordance with Section 9 hereof, the Part so replaced shall cease to be a Part hereunder.

          PERMITTED AIR CARRIER shall mean those carriers listed on Exhibit F, which (i) are meeting their debts as they mature; and (ii) are not subject to any proceeding in bankruptcy and, "Permitted Air Carrier" shall also mean a Certificated Air Carrier which (i) is meeting its debts as they mature; (ii) is not subject to any proceeding in bankruptcy; and (iii) has a net worth at least equal to Lessee's net worth, in both cases determined as of the end of the most recent fiscal year preceding the effective date of the proposed sublease as determined in accordance with generally accepted accounting principles.

          PERSON shall mean and include any individual person, corporation, partnership, firm, joint stock company, joint venture, trust, estate, unincorporated organization, association or Governmental Entity.

          PURCHASE AGREEMENT shall mean that certain Purchase Agreement dated the Delivery Date between Lessee, as purchaser, and Royal Brunei Airlines
SDN  BHD as vendor, relating to the Aircraft.


                                      1-5

                                                                 PHC 90-047 WKH

          RENEWAL TERM shall mean the renewal term pursuant to Section 3(f) hereof.

          RENT shall mean Interim Rent, Basic Rent and Supplemental Rent, collectively.

          REPLACEMENT ENGINE shall mean an engine of the same manufacturer and model, and having equivalent value, utility, modification and remaining warranty status as the Engine it is intended to replace under Section 11(b) hereof, or, at Lessee's option, an engine of the same manufacturer as such Engine but of an improved model, and otherwise of an equivalent value and utility and suitable for installation and use on the Airframe without impairing the value or utility of the Airframe.

          RETURN OCCASION shall mean the event that occurs when possession of the Aircraft is returned from Lessee to Lessor at the end of the Term of this Lease or upon Lessor taking possession pursuant to Section 18.

          SUBSTITUTE ENGINE shall mean an engine of the same manufacturer and model, and having equivalent value, utility, modification and remaining warranty status as the Engine it is intended to replace under Section 16(c) hereof, or, at Lessee's option, an engine of the same manufacturer as such Engine but of an improved model, and otherwise of an equivalent value and utility and suitable for installation and use on an Airframe without impairing the value or utility of such Airframe.

          SUPPLEMENTAL RENT shall mean any and all amounts, liabilities and obligations (other than Interim Rent and Basic Rent) which Lessee assumes or agrees to pay hereunder to Lessor, including without limitation, (i) any payment of Casualty Value; (ii) any payment of indemnity required by Sections 10 and 13 hereof; and (iii) to the extent permitted by applicable Law, interest at the Interest Rate (all computations of interest under this Lease to be made on the basis of a 365-day year, or a 366-day year in the case of leap years, for the actual number of days elapsed) calculated: (1) on any part of any installment of Basic Rent not paid on the due date thereof for the period the same remains unpaid and (2) on any Supplemental Rent not paid when due hereunder until the same is paid.

          TAXES shall mean any and all sales, use, business, gross income, personal property, transfer, fuel, leasing, occupational, value added, excess profits, excise, gross receipts, franchise, stamp, income, levies, imposts, withholdings or other taxes or duties of any nature, together with any penalties, fines, charges or interest thereon.


                                      1-6

                                                                 PHC 90-047 WKH

         TERM shall mean the term, in respect of the Aircraft, specified on Exhibit C, for which such Aircraft is leased hereunder pursuant to Section 3, including any Renewal Term or Terms.

         The terms CASUALTY VALUE, COUNTRY OF ORGANIZATION, COUNTRY OF REGISTRATION, ENGINE MANUFACTURER, INTEREST RATE, LAST BASIC RENT PAYMENT Date, LEASE IDENTIFICATION, LESSEE'S ADDRESS, LESSOR'S ADDRESS, MANUFACTURER and PAYMENT LOCATION shall have the meanings set forth on Exhibit C hereto.


                                       1-7

                                                                  PHC 90-047 WKH

          Section 2. LEASE AND CONDITIONS.

          (a) Lessor hereby agrees to lease the Aircraft to Lessee, and Lessee hereby agrees to lease the Aircraft from Lessor, on the terms of this Lease, as supplemented by the Lease Supplement.

          (b) Lessor's obligation to lease the Aircraft hereunder to Lessee shall be conditioned upon the absence of any Default hereunder, the acquisition of the Aircraft on terms acceptable to Lessor and the receipt by Lessor of the following documents on or before the Delivery Date for the Aircraft, all of which shall be reasonably satisfactory in form and substance to Lessor:

                   (1) a Lease Supplement in the form of Exhibit D completed, executed and delivered by Lessee, and effective as of the Delivery Date of the Aircraft;

                   (2) a certificate evidencing due authority of Lessee for the execution, delivery and performance of this Lease and all other documents related thereto, together with an incumbency certificate as to the person or persons authorized to execute and deliver such documents on behalf of Lessee;

                   (3) a favorable opinion of Lessee's counsel, dated the Delivery Date, in the form requested by Lessor;

                   (4) a certificate signed by a duly authorized officer of Lessee, dated the Delivery Date, stating that: (i) the representations and warranties contained in Section 5 (c) hereof are true and accurate on and as of such date as though made on and as of such time; and (ii) no event has occurred and is continuing, or would result from the lease of the Aircraft, which constitutes a Default or an Event of Default;

                   (5) an opinion or report, dated the Delivery Date, signed by an Approved Insurance Broker or Approved Insurer as to the due compliance with the insurance provisions of Section 12 hereof with respect to the Aircraft;

                   (6) certificates of an Approved Insurance Broker evidencing the insurance as required by Section 12 hereof;

                   (7) a favorable opinion, from such counsel as may be acceptable to Lessor, as to completion of the due filing of, or other action with respect to, this Lease required to make a public record of the respective interests of Lessor and Lessee in the Aircraft, and regarding such other matters as Lessor may reasonably request;

                                           2-1

                                                                      90-047 WKH

                   (8) such financial information concerning Lessee and any Guarantor and other documents and matters incident to the foregoing as Lessor may reasonably request;

                   (9) an irrevocable full performance guaranty, in form acceptable to Lessor, of the obligations of Lessee hereunder issued by Guarantor in favor of Lessor;

                   (10) an assignment of the Purchase Agreement, in form acceptable to Lessor, executed and delivered by Lessee, and effective as of the Delivery Date of the Aircraft;

                   (11) the Purchase Agreement, in form acceptable to Lessor, executed by Lessee and Royal Brunei Airlines SDN BHD and delivered by Lessee, and effective as of the Delivery Date of the Aircraft;

                   (12) an agreement regarding use of the Aircraft and including a purchase option, in form acceptable to Lessor, executed and delivered by Lessee, dated as of the date hereof; and

                   (13) a tax indemnification, in form acceptable to Lessor, executed and delivered by Lessee, dated as of the date hereof.

          (c) Lessee's obligation to lease the Aircraft hereunder from Lessor shall be conditioned upon the receipt by Lessee of the following documents on or before the Delivery Date for the Aircraft, all of which shall be reasonably satisfactory in form and substance to Lessee:

                   (1) a Lease Supplement in the form of Exhibit D completed, executed and delivered by Lessor, and effective as of the Delivery Date of the Aircraft;

                   (2) a certificate evidencing due authority of Lessor for the execution, delivery and performance of this Lease and all other documents related thereto, together with an incumbency certificate as to the person or persons authorized to execute and deliver such documents on behalf of Lessor;

                   (3) a favorable opinion of Lessor's counsel, dated the Delivery Date, in the form requested by Lessee;

                                           2-2

                                                                  PHC 90-047 WKH

                   (4) a certificate signed by a duly authorized officer of Lessor, dated the Delivery Date, stating that: (i) the representations and warranties contained in Section 5(a) hereof are true and accurate on and as of such date as though made on and as of such time; and

                   (5) acquisition of the Aircraft by Lessor.

                                           2-3

                                                                  PHC 90-047 WKH

          Section 3. DELIVERY AND ACCEPTANCE; TERM.

          (a) DELIVERY. It is anticipated that the Aircraft will become available for delivery on or about the Estimated Delivery Date set forth on Exhibit C.

          (b) PLACE OF DELIVERY AND ACCEPTANCE. The Aircraft shall be delivered to and accepted by Lessee at the Delivery Location set forth on Exhibit C.

          (c) CASUALTY TO THE AIRCRAFT PRECEDING DELIVERY. In the event of a Casualty occurrence with respect to the Aircraft prior to its delivery, or the termination of the Purchase Agreement as contemplated under Section 7 thereof, Lessor shall promptly notify Lessee in writing, and this Lease shall terminate upon receipt of such written notice, provided, however, that for the purposes of this Section 3(c), the Aircraft will be considered as damaged beyond repair if repair cannot be accomplished within ninety (90) days of the Estimated Delivery Date.

          (d) ACCEPTANCE OF AIRCRAFT. The Aircraft to be leased hereunder shall be delivered to Lessee, concurrently with the delivery of the Aircraft to Lessor under the Purchase Agreement, "AS IS," "WHERE IS" and SUBJECT TO EACH AND EVERY DISCLAIMER OF WARRANTY AND REPRESENTATION AS SET FORTH IN SECTIONS 5(a) AND (b) HEREOF. Upon tender of delivery hereunder by Lessor, Lessee shall accept delivery of the Aircraft. Upon acceptance of the Aircraft Lessee shall thereupon indicate and confirm its acceptance of the Aircraft by delivery to Lessor of a Lease Supplement, dated the Delivery Date, in the form set forth as Exhibit D hereto.

          (e) TERM OF LEASE. The Term of this Lease shall commence on the Delivery Date and shall continue until the Expiration Date set forth in the Lease Supplement; provided that this Lease may be earlier terminated or extended pursuant to the provisions hereof.

          (f) RENEWAL OPTION. Lessee may renew this Lease for one (1) four-year period, with such Renewal Term to commence on the Expiration Date. The renewal shall be upon the following conditions: (i) Lessee shall give Lessor not less than one hundred eighty (180) days written notice prior to the commencement of the Renewal Term; (ii) no Event of Default shall have occurred and be continuing on the date of such notice or on the first day of the Renewal Term; (iii) no Default shall have occurred and be continuing on the date of such notice on the first day of the Renewal Term unless Lessee gives Lessor notice of the nature of such Default and reasonable assurance that appropriate actions are being taken which will prevent such Default from becoming an Event of Default; and (iv) Basic Rent and the Additional Rent during the Renewal Term shall be payable in the same amounts as during the Initial Term.

                                           3-1

                                                                  PHC 90-047 WKH

          Section 4. RENT.

          (a) RENT. Lessee covenants and agrees to pay to Lessor, or its assigns, the following as Rent:

                   (i) INTERIM RENT: The Interim Rent as determined pursuant to Exhibit C hereto in respect of the Aircraft on the Interim Rent Payment Date.

                   (ii) BASIC RENT: The Basic Rent as set forth on Exhibit C hereto throughout the Term hereof, payable in consecutive installments and due on each Basic Rent Payment Date.

                   (iii) ADDITIONAL RENT: As set forth on Exhibit C hereto throughout the Term hereof, payable in consecutive installments and due on each Basic Rent Payment Date.

                   (iv) SUPPLEMENTAL RENT: Any and all Supplemental Rent as the same becomes due.

          (b) PLACE AND METHOD OF PAYMENT. All Interim Rent, Basic Rent, Additional Rent and Supplemental Rent payable under this Lease shall be paid in Dollars, at the Payment Location specified on Exhibit C hereto, or at such other location as Lessor shall designate in writing.

          (c) PROHIBITION AGAINST SETOFF, COUNTERCLAIM, Etc. This Lease is a net lease. Lessee's obligation to pay all Rent hereunder shall be absolute and unconditional and shall not be affected or reduced by any circumstances, including, without limitation, (i) any setoff, counterclaim, recoupment, defense or other right which Lessee may have against Lessor, the Manufacturer, the Engine Manufacturer, any seller of or person providing services with respect to the Aircraft or any other Person, for any reason whatsoever; (ii) any defect in the title, airworthiness or eligibility for registration under applicable Law, or any condition, design, operation or fitness for use of, or any damage to or loss or destruction of, the Aircraft, or any interruption or cessation in the use or possession thereof by Lessee for any reason whatsoever, whether arising out of or related to an act or omission of Lessee, or any other Person; (iii) any Liens with respect to the Aircraft; (iv) the invalidity or unenforceability or lack of due authorization or other infirmity of this Lease or any absence of right, power or authority of Lessor or Lessee to enter into this Lease; (v) any insolvency, bankruptcy, reorganization or similar proceedings by or against Lessor or Lessee; (vi) any other circumstance or happening of any nature whatsoever, similar to any of the foregoing; or (vii) any Taxes; it being the express intention of Lessor and Lessee that all Rent payable hereunder

                                           4-1

                                                                  PHC 90-047 WKH

shall be payable in all events, unless the obligation to pay the same shall be terminated pursuant to the express provisions of this Lease.

          Except as expressly provided herein, Lessee hereby waives, to the extent permitted by applicable Law, any and all rights which it may now have or which at any time hereafter may be conferred upon it, by Law or otherwise, to terminate this Lease or any obligation imposed upon Lessee hereunder or in relation hereto.

          Nothing contained in this Section shall be construed as a waiver of Lessee's right to seek a separate recovery of any payment of Rent which is not due and payable in accordance with the terms of this Lease, or to bring a separate action for damages or recovery of Rent.

          If for any reason whatsoever this Lease shall be terminated in whole or in part by operation of law, Lessee nonetheless agrees to pay to Lessor amounts equal to the Rent payments hereunder at the time such payments would have become due and payable in accordance with the terms hereof had this Lease not been terminated, and so long as such payments are made and all other terms and conditions hereof are complied with by Lessor and Lessee, Lessor and Lessee will deem this Lease to remain in full force and effect.



                                           4-2

                                                                  PHC 90-047 WKH

          Section 5. REPRESENTATIONS AND WARRANTIES.

          (a) WARRANTIES AND DISCLAIMER OF WARRANTIES.

          LESSOR HAS NOT AND SHALL NOT BE DEEMED TO HAVE MADE (WHETHER BY VIRTUE OF HAVING LEASED THE AIRCRAFT UNDER THIS LEASE, OR HAVING ACQUIRED THE AIRCRAFT, OR HAVING DONE OR FAILED TO DO ANY ACT, OR HAVING ACQUIRED OR FAILED TO ACQUIRE ANY STATUS UNDER OR IN RELATION TO THIS LEASE OR OTHERWISE), AND LESSOR HEREBY SPECIFICALLY DISCLAIMS, ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE TITLE (EXCEPT AS HEREIN BELOW PROVIDED), AIRWORTHINESS, CONDITION, DESIGN, OPERATION, MERCHANTABILITY, FREEDOM FROM CLAIMS OF INFRINGEMENT OR THE LIKE, OR FITNESS FOR USE FOR A PARTICULAR PURPOSE OF THE AIRCRAFT, OR AS TO THE QUALITY OF THE MATERIAL OR WORKMANSHIP OF THE AIRCRAFT, THE ABSENCE THEREFROM OF LATENT OR OTHER DEFECTS, WHETHER OR NOT DISCOVERABLE, OR AS TO ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY ARISING FROM A COURSE OF PERFORMANCE OR DEALING OR USAGE OF TRADE), WITH RESPECT TO THE AIRCRAFT; AND LESSEE HEREBY WAIVES, RELEASES, RENOUNCES AND DISCLAIMS EXPECTATION OF OR RELIANCE UPON ANY SUCH WARRANTY OR WARRANTIES. LESSOR SHALL NOT HAVE ANY RESPONSIBILITY OR LIABILITY TO LESSEE OR ANY OTHER PERSON, WHETHER ARISING IN CONTRACT OR TORT OUT OF ANY NEGLIGENCE OR STRICT LIABILITY OF LESSOR OR OTHERWISE, FOR (i) ANY LIABILITY, LOSS OR DAMAGE INCLUDING ANY INTERRUPTION OF SERVICE, LOSS OF BUSINESS OR ANTICIPATED PROFITS OR CONSEQUENTIAL DAMAGES CAUSED OR ALLEGED TO BE CAUSED DIRECTLY OR INDIRECTLY BY THE AIRCRAFT OR ANY ENGINE OR BY ANY INADEQUACY THEREOF OR DEFICIENCY OR DEFECT THEREIN OR BY ANY OTHER CIRCUMSTANCE IN CONNECTION THEREWITH, (ii) THE USE, OPERATION OR PERFORMANCE OF THE AIRCRAFT OR ANY RISKS RELATING THERETO, OR (iii) THE DELIVERY, OPERATION, SERVICING, MAINTENANCE, REPAIR, IMPROVEMENT OR REPLACEMENT OF THE AIRCRAFT. THE WARRANTIES AND REPRESENTATIONS SET FORTH IN THIS SECTION 5(a), WHICH WARRANTIES AND REPRESENTATIONS SHALL SURVIVE THE EXECUTION AND DELIVERY OF THIS LEASE AND THE DELIVERY OF THE AIRCRAFT, ARE EXCLUSIVE AND IN LIEU OF ALL OTHER REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, AND LESSOR SHALL NOT BE DEEMED TO HAVE MADE ANY OTHER WARRANTIES, EXCEPT THAT:

                   (i) Lessor warrants that on the Delivery Date title to the Aircraft shall be vested in Lessor and the Aircraft shall be free and clear of any and all Lessor's Liens;

                   (ii) Lessor further represents and warrants that Lessor is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware, and has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under this Lease;

                                           5-1

                                                                  PHC 90-047 WKH

                   (iii) Lessor further represents and warrants that the making and performance by Lessor of this Lease have been duly authorized by all necessary corporate action on the part of Lessor and will not violate any provision of law or its Articles of Incorporation or By-Laws; and

                   (iv) Lessor further represents and warrants that this Lease has been duly entered into and delivered by Lessor, and that this Lease and the Lease Supplement when executed and delivered hereunder constitute legal, valid and binding obligations of Lessor, enforceable in accordance with their respective terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and, to the extent that certain remedies require or may require enforcement by a court of equity, by such principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as a court having jurisdiction may impose and by laws which may affect some of such remedies but which do not make available remedies inadequate for the substantial realization of the benefits provided herein.

          (b) MANUFACTURERS' WARRANTIES. So long as Lessee is not in default and Lessor has not terminated this Lease, Lessor agrees to authorize Lessee to exercise for the account of Lessor such rights as Lessor may have under any warranty, express or implied, with respect to the Aircraft made by the Manufacturer or the Engine Manufacturer, to the extent that the same may be assigned or otherwise made available to Lessee; provided, however, that upon an Event of Default and termination of this Lease all such rights shall immediately revert to Lessor including all claims thereunder whether or not perfected.

          (c) LESSEE'S REPRESENTATIONS AND WARRANTIES. Lessee hereby makes the following representations and warranties, which representations and warranties shall survive the execution and delivery of this Lease and the delivery of the Aircraft:

                   (i) Lessee is a corporation duly organized, and existing in good standing under the Laws of the State of Hawaii and has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under this Lease;

                   (ii) this Lease has been duly authorized by all necessary corporate action on the part of Lessee, does not require any approval of stockholders of Lessee (or if such approval is required, such approval has been obtained), and neither the execution and delivery hereof nor the consummation of the transactions contemplated hereby nor compliance by Lessee with any of the terms and provisions hereof will contravene any Law

                                           5-2

                                                                  PHC 90-047 WKH

applicable to Lessee or result in any breach of, or constitute any default under, or result in the creation of any lien, charge or encumbrance upon any property of Lessee under, any credit agreement or instrument, corporate charter or by-law or other agreement or instrument to which Lessee is a party or by which Lessee or its properties or assets are bound or affected;

                   (iii) Lessee has received every consent, approval or authorization of, and has given every notice to, each Governmental Entity having jurisdiction with respect to the execution, delivery or performance of this Lease (including all monetary and other obligations hereunder) that is required for Lessee to execute and deliver this Lease, and to perform the transactions contemplated hereby;

                   (iv) this Lease has been duly executed and delivered by Lessee, and the Lease, and the Lease Supplement, when executed and delivered by Lessee, constitute legal, valid and binding obligations of Lessee, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and, by general principles or equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as a court having jurisdiction may impose and by laws which may affect some of such remedies but which do not make the available remedies inadequate for the substantial realization of the benefits provided herein;

                   (v) there are no suits or proceedings pending or, to the knowledge of Lessee, threatened in any court or before any regulatory commission, board or other administrative governmental agency against or affecting Lessee which will have a materially adverse effect on the current business or financial condition of Lessee;

                   (vi) Lessee has filed or caused to be filed all material tax returns which are required to be filed by it, and has paid or caused to be paid all taxes shown to be due or payable on said returns or on any assessment received by Lessee, unless protected by appropriate proceedings;

                   (vii) except for the filing for recordation of this Lease and the Lease Supplement with the FAA, the recording at the FAA of the FAA Bill of Sale, the issuance of the FAA Certificate of Registration and the filings of the UCC-1 forms to be made in Hawaii and California and the placing on the Aircraft and on each Engine of the plates containing the legends referred to in Section 6(f) hereof, no further filing or recording of this Lease or of any other document and no further action, is necessary or desirable

                                           5-3

                                                                  PHC 90-047 WKH

under the Laws of any Governmental Entity in order to (A) fully protect and establish Lessor's title to, interest in, and property rights with respect to, the Aircraft as against Lessee or any third party and to ensure that the property rights of Lessor therein will have priority in all respects over the claims of all creditors of Lessee, or (B) ensure the validity, effectiveness and enforceability of this Lease;

                   (viii) Lessee is not in default in the performance of any of its obligations (a) for the payment of indebtedness for borrowed money in a principal amount in excess of Five Hundred Thousand Dollars ($500,000) or of any interest or premium thereon or (b) for the payment of rent under any lease or agreement to lease real, personal or mixed property where the aggregate rentals over the term thereof is more than Three Hundred Fifty Thousand Dollars ($350,000);

                   (ix) the Maintenance Program will comply with all FAA requirements;

                   (x) the consolidated financial statements of Lessee and the Guarantor, including the balance sheets and audited statements of income and retained earnings of Lessee and the Guarantor, for the preceding two fiscal years, copies of which have been furnished to Lessor, are prepared in accordance with generally accepted accounting principles, and present fairly the financial position and operations of Lessee and the Guarantor, and subsequent to the conclusion of the last such period, there has been no material adverse change in such position or operations;

                   (xi) there is no withholding or other tax to be deducted from any payment to be made by Lessee under this Lease;

                   (xii) the choice of California law and United States federal law to govern this Lease is a valid choice of law; and

                   (xiii) Lessor shall be entitled to the benefits of a lessor under Title 11 U.S.C. Section 1110 as in effect on the date hereof, and, as a consequence, any right of Lessor to take possession of such Aircraft in compliance with the provisions of this Lease Agreement shall not be affected by the provisions of Section 362 or 363 of such Title as in effect on the date hereof.

                                           5-4

                                                                PHC 90-047 WKH

Section 6. POSSESSION AND USE.

To distinguish defined terms in this Section 6, the first letter of the defined term is underlined.

     (a)  POSSESSION.

          (i) SUBLEASE, ASSIGNMENT AND TRANSFER. LESSEE WILL NOT ASSIGN THIS LEASE OR SUBLET OR TRANSFER POSSESSION OF THE AIRCRAFT, AIRFRAME, ANY ENGINE OR ANY PART OR INSTALL ANY ENGINE OR ANY PART OR PERMIT ANY ENGINE OR ANY PART TO BE INSTALLED ON ANY AIRFRAME OTHER THAN THE AIRFRAME, PROVIDED THAT SO LONG AS NO DEFAULT OR EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING AND AS LONG AS THE ACTION TO BE TAKEN SHALL NOT AFFECT THE REGISTRATION OF THE AIRCRAFT AND SO LONG AS ALL NECESSARY APPROVALS OF EACH GOVERNMENTAL ENTITY HAVING JURISDICTION OVER THE AIRCRAFT HAVE BEEN OBTAINED, THEN LESSEE:

          (I.) WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, MAY:

     (1) SUBJECT ANY ENGINE AND ANY PART TO NORMAL INTERCHANGE OR POOLING AGREEMENTS OR SIMILAR ARRANGEMENTS IN EACH CASE CUSTOMARY IN THE AIRLINE INDUSTRY AND ENTERED INTO IN THE ORDINARY COURSE OF ITS BUSINESS WITH A CERTIFICATED AIR CARRIER OR AN FAA LICENSED ENGINE OVERHAUL AGENCY, PROVIDED
THAT: (A) NO SUCH AGREEMENT OR ARRANGEMENT RESULTS IN OR REQUIRES THE TRANSFER OF TITLE TO SUCH ENGINE OR SUCH PART; OR (B) IF LESSOR'S TITLE TO SUCH ENGINE SHALL BE DIVESTED UNDER ANY SUCH AGREEMENT OR ARRANGEMENT, SUCH DIVESTITURE SHALL BE DEEMED TO BE A CASUALTY OCCURRENCE WITH RESPECT TO SUCH ENGINE AND LESSEE SHALL COMPLY WITH SECTION 11(b) HEREOF IN RESPECT THEREOF;

     (2) DELIVER POSSESSION OF THE AIRCRAFT, THE AIRFRAME, ANY ENGINE OR ANY PART TO THE MANUFACTURER THEREOF FOR TESTING OR OTHER SIMILAR PURPOSES OR TO ANY ORGANIZATION FOR SERVICE, REPAIR, MAINTENANCE, TESTING OR OVERHAUL WORK ON THE AIRCRAFT, AIRFRAME OR ENGINE OR ANY PART THEREOF OR FOR ALTERATIONS OR MODIFICATIONS IN OR ADDITIONS TO THE AIRCRAFT, AIRFRAME OR ENGINE TO THE EXTENT REQUIRED OR PERMITTED BY THE TERMS OF SECTION 9 HEREOF;

     (3) INSTALL AN ENGINE ON AN AIRFRAME (OTHER THAN THE AIRFRAME) OWNED BY LESSEE FREE AND CLEAR OF ALL LIENS EXCEPT: (A) THOSE LIENS OF THE TYPE PERMITTED UNDER SECTION 14 HEREOF AND THOSE LIENS WHICH APPLY ONLY TO THE ENGINES (OTHER THAN ENGINES), APPLIANCES, PARTS, INSTRUMENTS, APPURTENANCES, ACCESSORIES, FURNISHINGS AND OTHER EQUIPMENT (OTHER THAN PARTS) INSTALLED ON SUCH AIRFRAME (BUT NOT TO THE AIRFRAME AS AN ENTIRETY); AND (B) THE RIGHTS OF THE PARTICIPANTS UNDER NORMAL INTERCHANGE AGREEMENTS

                                        6-1

                                                                PHC 90-047 WKH

WHICH ARE CUSTOMARY IN THE AIRLINE INDUSTRY AND DO NOT CONTEMPLATE, PERMIT, RESULT IN OR REQUIRE THE TRANSFER OF TITLE TO THE AIRFRAME, ENGINES OR PARTS INSTALLED THEREON;

     (4) INSTALL AN ENGINE ON AN AIRFRAME LEASED TO LESSEE OR OWNED BY LESSEE SUBJECT TO A CONDITIONAL SALE OR OTHER SECURITY AGREEMENT, PROVIDED,
THAT: (A) SUCH AIRFRAME IS FREE AND CLEAR OF ALL LIENS EXCEPT THE RIGHTS OF THE PARTIES TO THE LEASE OR CONDITIONAL SALE OR OTHER SECURITY AGREEMENT COVERING SUCH AIRFRAME AND EXCEPT LIENS OF THE TYPE PERMITTED BY CLAUSES (A) AND (B) OF SECTION 6(a)(i)(I)(3), AND THE LIEN OF ANY MORTGAGE WHICH
EITHER BY ITS TERMS DOES NOT APPLY TO THE ENGINE OR WHICH EFFECTIVELY PROVIDES THAT EACH ENGINE LEASED TO LESSEE HEREBY SHALL NOT BECOME SUBJECT TO THE LIEN THEREOF OR TO ANY RIGHTS OF ANY PARTY THEREUNDER OTHER THAN LESSEE (WITH RESPECT TO LESSEE'S RIGHTS EXPRESSLY GRANTED HEREUNDER), NOTWITHSTANDING THE INSTALLATION OF SUCH ENGINE ON ANY AIRFRAME SUBJECT TO THE LIEN OF SUCH MORTGAGE, UNLESS AND UNTIL LESSEE SHALL BECOME THE OWNER OF SUCH ENGINE AND LESSOR SHALL HAVE NO FURTHER INTEREST THEREIN, ALL PURSUANT TO THE EXPRESS TERMS OF THIS LEASE; AND (B) THERE SHALL BE IN EFFECT A WRITTEN AGREEMENT OF THE LESSOR OR SECURED PARTY OF SUCH AIRFRAME (WHICH MAY BE THE LEASE OR CONDITIONAL SALE OR OTHER SECURITY AGREEMENT COVERING SUCH AIRFRAME) SUBSTANTIALLY SIMILAR IN EFFECT TO THE AGREEMENT OF LESSOR IN
SECTION 6(b) BELOW WHEREBY SUCH LESSOR OR SECURED PARTY EFFECTIVELY AND EXPRESSLY AGREES THAT NEITHER IT NOR ITS SUCCESSORS OR ASSIGNS WILL ACQUIRE OR CLAIM ANY RIGHT, TITLE OR INTEREST IN ANY ENGINE BY REASON OF SUCH ENGINE BEING INSTALLED ON SUCH AIRFRAME AT ANY TIME WHILE SUCH ENGINE IS SUBJECT TO THIS LEASE, AND A COPY OF SUCH AGREEMENT SHALL BE PROVIDED TO LESSOR UPON WRITTEN REQUEST; AND

     (5) SUBLEASE THE AIRCRAFT, AIRFRAME OR ANY ENGINE TO A PERMITTED AIR CARRIER; AND

          (II.) WITH THE PRIOR WRITTEN CONSENT OF LESSOR, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD, LESSEE MAY SUBLEASE THE AIRCRAFT, AIRFRAME OR ANY ENGINE TO A CERTIFICATED AIR CARRIER, WHICH IS NOT A PERMITTED AIR CARRIER.

          (ii) CERTAIN LIMITATIONS ON TRANSFERS. WITH RESPECT TO ANY TRANSFER PURSUANT TO THIS SECTION 6(a):

     (1) THE RIGHTS OF ANY TRANSFEREE THAT RECEIVED POSSESSION BY REASON OF A TRANSFER PERMITTED BY THIS SECTION 6(a) SHALL BE SUBJECT AND SUBORDINATE TO ALL THE TERMS OF THIS LEASE;

     (2) LESSEE SHALL REMAIN PRIMARILY LIABLE HEREUNDER FOR THE PERFORMANCE OF ALL OF THE TERMS OF THIS LEASE TO THE SAME EXTENT AS IF SUCH TRANSFER HAD NOT OCCURRED; AND

                                        6-2

                                                                PHC 90-047 WKH

     (3) NO INTERCHANGE AGREEMENT OR OTHER RELINQUISHMENT OF POSSESSION PURSUANT TO THE TERMS OF THIS SECTION 6(a) SHALL IN ANY WAY DISCHARGE OR DIMINISH ANY OF LESSEE'S OBLIGATIONS TO LESSOR HEREUNDER.

          (iii) CERTAIN LIMITATIONS ON SUBLEASES. WITH RESPECT TO ANY SUBLEASE PURSUANT TO SECTION 6(a) HEREOF:

     (1) THE TERM OF SUCH SUBLEASE (INCLUDING, WITHOUT LIMITATION, ANY OPTION OF SUBLESSEES, TO RENEW OR EXTEND THE SUBLEASE) IN ANY EVENT SHALL NOT CONTINUE BEYOND THE END OF THE TERM;

     (2) THE RIGHTS OF SUBLESSEE SHALL BE EXPRESSLY SUBJECT AND SUBORDINATE TO ALL THE TERMS OF THIS LEASE; PROVIDED, HOWEVER, THAT SUCH SUBLEASE MAY PROVIDE THAT SO LONG AS AN EVENT OF DEFAULT SHALL NOT HAVE OCCURRED AND BE CONTINUING UNDER SUCH SUBLEASE, SUCH SUBLESSEE SHALL QUIETLY ENJOY THE AIRCRAFT AND ALL RENTS, REVENUES, PROFITS AND INCOME THERETO, WITHOUT INTERFERENCE BY LESSEE, AS SUBLESSOR, OR BY LESSOR OR BY ANY PERSON LAWFULLY CLAIMING BY OR THROUGH LESSEE, AS SUBLESSOR, OR LESSOR;

     (3) UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, LESSEE'S RIGHTS UNDER ANY, SUCH SUBLEASE SHALL AUTOMATICALLY BE DEEMED ASSIGNED TO LESSOR;

     (4) LESSEE SHALL REMAIN PRIMARILY LIABLE HEREUNDER FOR THE PERFORMANCE OF ALL THE TERMS OF THIS LEASE TO THE SAME EXTENT AS IF ANY SUCH SUBLEASE HAD NOT OCCURRED;

     (5) ANY SUCH SUBLEASE SHALL EXPRESSLY PROVIDE THAT: THE AIRCRAFT, AIRFRAME OR ENGINE MAY NOT BE OPERATED OR USED EXCEPT IN THE CIRCUMSTANCES PROVIDED IN SECTION 6(c), (d), (e) AND (f) HEREOF (BUT SUBSTITUTING THE WORD "PERMITTED AIR CARRIER" FOR THE WORD "LESSEE" AND THE WORD "LESSEE" FOR THE WORD "LESSOR");

     (6) NO SUCH SUBLEASE OF THE AIRCRAFT, AIRFRAME OR ANY ENGINE SHALL IN ANY WAY (A) DESTROY OR DIMINISH ANY OF LESSOR'S RIGHTS HEREUNDER AND SUCH RIGHTS SHALL CONTINUE AS I IF SUCH SUBLEASE OR TRANSFER HAD NOT OCCURRED OR (B) DISCHARGE OR DIMINISH ANY OF LESSEE'S OBLIGATIONS TO LESSOR HEREUNDER;

     (7)  PRIOR TO A SUBLEASE TO A PERMITTED  AIR  CARRIER  PURSUANT TO
SECTION 6(a)(i)(I)(5) BECOMING EFFECTIVE, LESSEE SHALL GIVE LESSOR WRITTEN NOTICE OF ITS INTENT TO SUBLET THE AIRCRAFT, AIRFRAME OR ANY ENGINE (WHICH NOTICE SHALL INCLUDE THE IDENTITY OF THE PROPOSED SUBLESSEE AND, IF THEN DETERMINED, THE TERM OF THE PROPOSED SUBLEASE) AND WITHIN TEN (10) BUSINESS DAYS FOLLOWING THE EFFECTIVE DATE OF SUCH SUBLEASE LESSEE SHALL FURNISH A COPY OF SUCH SUBLEASE TO LESSOR;

                                       6-3

                                                                PHC 90-047 WKH

     (8) (A) AT LEAST TEN (10) BUSINESS DAYS PRIOR TO THE PROPOSED EFFECTIVE DATE FOR A SUBLEASE TO A CERTIFICATED AIR CARRIER PURSUANT TO
SECTION 6 (a) (i) (II), LESSEE SHALL GIVE (x) WRITTEN NOTICE OF ITS INTENT
TO SUBLET THE AIRCRAFT, AIRFRAME OR ANY ENGINE (WHICH NOTICE SHALL INCLUDE THE IDENTITY OF THE PROPOSED SUBLESSEE AND, IF THEN DETERMINED, THE TERM OF THE PROPOSED SUBLEASE) AND (y) SUCH INFORMATION AS MAY BE REASONABLY REQUESTED BY LESSEE AND AVAILABLE TO LESSEE FOR USE BY LESSOR IN DETERMINING WHETHER TO GRANT ITS CONSENT TO SUCH PROPOSED SUBLEASE AND (B) WITHIN TEN
(10) BUSINESS DAYS FOLLOWING THE EFFECTIVE DATE OF SUCH SUBLEASE LESSEE SHALL FURNISH A COPY OF SUCH SUBLEASE TO LESSOR AND (c) LESSOR SHALL NOTIFY LESSEE IN WRITING OF ITS CONSENT OR DENIAL OF CONSENT WITHIN SEVEN (7) BUSINESS DAYS OF RECEIPT OF LESSEE'S WRITTEN NOTICE PROVIDED UNDER THIS SECTION 6A(iii)(8);

     (9) ANY SUCH SUBLEASE SHALL EXPRESSLY PROVIDE THAT SUCH SUBLESSEE WILL NOT TRANSFER POSSESSION OR CONTROL OF THE AIRCRAFT, AIRFRAME OR ENGINE TO ANYONE OTHER THAN LESSEE OR, FOLLOWING AN EVENT OF DEFAULT, LESSOR, EXCEPT THAT SUCH SUBLEASE MAY PERMIT TRANSFERS IN THE MANNERS DESCRIBED IN SECTION 6(a)(i) AS IF THE WORD "LESSEE" WAS CHANGED TO "SUBLESSEE", SUBJECT IN THE CASE OF ANY SUBLEASE TO THE RESTRICTIONS SET FORTH IN THIS SECTION 6(a)
(iii); AND

     (10) ANY SUCH SUBLEASE SHALL INCLUDE APPROPRIATE PROVISIONS (WHETHER BY REQUIRING SUCH OBLIGATIONS TO BE PERFORMED BY THE SUBLESSEE, LESSEE OR
BOTH) FOR THE OPERATION, MAINTENANCE AND INSURANCE OF THE AIRCRAFT, AIRFRAME OR ENGINE AND THE ENGINES SUBLEASED THEREBY WHICH ARE COMPARABLE TO, OR MORE RESTRICTIVE THAN, THE PROVISIONS OF THE LEASE.

     (b) RECIPROCAL RECOGNITION OF RIGHTS. In the event Lessee shall have received from the lessor or secured party of any airframe leased to Lessee or owned by Lessee subject to a conditional sale or other security agreement a written agreement complying with clause (B) of Section 6 (a) (i) (1) (4) hereof (which agreement may be contained in the lease, conditional sale agreement or security agreement relating to such airframe), and the lease or conditional sale or other security agreement covering such airframe also covers an engine or engines owned by the lessor under such lease or subject to a security interest in favor of the secured party under such conditional sale or other security agreement, Lessor hereby agrees for the benefit of such lessor or secured party that Lessor will not acquire or claim, as against such lessor or secured party, any right, title or interest in any such engine as the result of such engine being installed on the Airframe at any time while such engine is subject to such lease or conditional sale or other security agreement and owned by such lessor or subject to a security interest in favor of such secured party. Lessor also hereby agrees for the benefit of the mortgagee under any mortgage


                                      6-4

                                                                PHC 90-047 WKH

complying with clause (A) of Section 6 (a) (i) (I) (4) hereof, relating to installation of an Engine on an airframe leased to Lessee, that Lessor will not acquire or claim, as against such mortgagee, any right, title or interest in any engine subject to the lien of such mortgage as the result of such engine being installed on the Airframe at any time while such engine is subject to the lien of such mortgage.

     (c) LAWFUL INSURED OPERATIONS. Lessee will not permit the Aircraft to be maintained, used or operated in violation of any Law of any Governmental Entity, or in violation of any airworthiness certificate, or license or registration issued by any such authority, or contrary to the Manufacturer's or Engine Manufacturer's operating manuals or instructions for the Aircraft or the Engines. In the event that any such Law requires alteration of the Aircraft, Lessee shall comply therewith at its sole expense and shall maintain the same in proper condition for operation under such Laws. Lessee agrees not to operate the Aircraft, or permit the Aircraft to be operated,
(i) unless the Aircraft is covered by insurance as required by the provisions hereof, or (ii) contrary to the terms of such insurance. Lessee also agrees not to operate or locate the Aircraft or suffer or permit the Aircraft to be operated or located in any area excluded from coverage by any insurance policy issued pursuant to the requirements of this Lease.

     (d) MAINTENANCE. Lessee, at its own cost and expense, shall: (i) perform all mandatory service , inspections, repair, maintenance, overhaul and testing, (A) as may, be required under applicable FAA rules and regulations and in compliance with the Maintenance Program, (B) in the same manner and with the same care as shall be the case with similar aircraft and engines owned by or operated on behalf of Lessee without discrimination and
(C) so as to keep the Aircraft in as good operating condition as when delivered to Lessee, ordinary wear and tear excepted; (ii) keep the Aircraft in such condition as is necessary to enable the airworthiness certification of the Aircraft to be maintained in good standing at all times under the FAA regulations and any other applicable Law; and (iii) maintain all records, logs and other materials required by, and in a manner acceptable to, the FAA or any other Governmental Entity.

     (e) REGISTRATION. On the Delivery Date Lessee, at its expense, shall register the Aircraft in the United States in the name of Lessor or such other Person as Lessor may reasonably designate. Lessee shall at its expense keep the Aircraft at all times registered under the applicable Laws of the United States in the name of Lessor or such Person as Lessor may reasonably designate.

                                        6-5

                                                                PHC 90-047 WKH

     (f) INSIGNIA. Upon delivery of the Aircraft, or within forty-eight (48) hours thereafter, Lessee agrees to place the Lease Identification in the cockpit in a prominent location and to place the Lease Identification on each Engine. Lessee agrees to make such changes to the Lease Identification as Lessor may request from time to time.

                                        6-6

                                                                PHC 90-047 WKH

Section 7. INFORMATION.

     During the term of this Lease, Lessee agrees to furnish Lessor the following:

     (i) within sixty (60) days following the end of each quarter of Lessee's fiscal year, except the last such quarter of such year, (A) an unaudited consolidated balance sheet of AQ Corp., which includes the Guarantor and Lessee, prepared as of the close of each quarterly period, together with the related unaudited profit and loss statement for such period or (B) if such unaudited financial information is not prepared by AQ Corp., Lessee or Guarantor, such financial information as is provided on a quarterly basis to the Board of Directors, any other creditor or lessor of AQ Corp., Lessee or Guarantor, accompanied by a certificate signed by a duly authorized executive officer of Lessee to the effect that such financial information fairly presents the financial conditions and operations of AQ Corp.

     (ii) within one hundred twenty (120) days after the close of each fiscal year of Lessee and Guarantor, (A) an audited balance sheet, profit and loss statement, and statement of stockholders' equity of AQ Corp., which includes Guarantor and Lessee (prepared on a consolidated basis), as of the close of such fiscal year or (B) if such audited financial information is not prepared by AQ Corp., Lessee or Guarantor, such financial information as is provided on an annual basis to the Board of Directors, or to any other creditor or lessor of AQ Corp., Lessee or Guarantor, accompanied by a certificate signed by a duly authorized executive officer of Lessee to the effect that such financial information fairly presents the financial condition and operations of AQ Corp.

     (iii) within one hundred twenty (120) days after the close of each fiscal year of Lessee, a certificate signed by a duly authorized executive officer of Lessee, stating (a) that such officer is familiar with the relevant terms of this Lease and has made a review of Lessee's compliance herewith during the preceding fiscal year, and (b) that no event has occurred which constitutes a Default, or, if such an event has occurred, the nature thereof and action Lessee has taken or is taking to cure the same; and

     (iv) from time to time such other information as Lessor may reasonably request, including information concerning the location, condition, use and operation of the Aircraft.

     Lessee shall permit Lessor or its designee on three (3) days' prior written notice to visit and inspect the Aircraft, its condition, use and operation and the records maintained in connection therewith; provided, however, that Lessor shall not interfere with the normal operations of Lessee. Lessor shall have

                                      7-1

                                                                PHC 90-047 WKH

no duty to make any such inspection and shall not incur any liability or obligation by reason of not making any such inspection. Lessor's failure to object to any condition or procedure observed or observable in the course of an inspection hereunder shall not be deemed to waive or modify any of the terms of this Lease with respect to such condition or procedure.

                                       7-2

                                                                PHC 90-047 WKH

Section 8. COVENANTS OF LESSEE.

     Lessee covenants and agrees that:

     (a) MAINTENANCE OF CORPORATE EXISTENCE. Except as provided in Section 8(d) below, during the term of this Lease, Lessee will preserve and maintain its corporate existence and such of its rights, privileges, licenses and franchises in any jurisdiction where failure to obtain such licensing or qualification would have a material adverse effect upon Lessee.

     (b) MAINTENANCE OF STATUS. Lessee is, and shall remain so long as it shall be Lessee under this Lease, duly qualified to operate the Aircraft under applicable Law.

     (c) PAYMENT OF TAXES. Lessee will pay or cause to be paid all taxes, assessments and governmental charges or levies imposed upon it, or upon its income or profits, or upon any property belonging to it, prior to the date on which penalties attach thereto and prior to the date on which any lawful claim, if not paid, would become a Lien upon any of the material property of Lessee.

     (d) CONSOLIDATION, MERGER, ETC. Without the prior written consent of Lessor, which consent shall not be unreasonably withheld, Lessee shall not consolidate with, merge with or merge into any other corporation or convey, transfer or lease substantially all of its assets as an entirety to any other Person.

     (e) PLACE OF BUSINESS. Lessee will not, without prior written notice to Lessor, change its principal place of business or chief executive office if there is more than one place of business.

     (f) NOTICE OF DEFAULT. Within thirty (30) days after a responsible officer of Lessee obtains knowledge of a Default hereunder, Lessee shall notify Lessor in writing of such Default.

     (g) GOVERNMENTAL CONSENTS. Lessee undertakes to maintain in full force and effect all governmental consents, licenses, authorizations, approvals, declarations, filings and registrations obtained or effected in connection with this Lease and every document or instrument contemplated hereby and to take all such additional action as may be proper or advisable in connection herewith or therewith. Lessee further undertakes to obtain or effect any new or additional governmental consents, licenses, authorizations, approvals, declarations, filings or registrations as may become necessary for the performance of any of the terms and conditions of this Lease or any other document or instrument contemplated hereby.

                                        8-1

                                                                PHC 90-047 WKH

     (h) SUSPENSION, CESSATION, ETC. Lessee shall not (i) voluntarily suspend its certificated operations; or (ii) voluntarily or involuntarily permit to be revoked, cancelled or otherwise terminated all or substantially all of the franchises, concessions, permits, rights or privileges required for the conduct of business and operations of Lessee or the free and continued use and exercise thereof.

                                                      8-2

                                                                PHC 90-047 WKH

         Section 9. REPLACEMENT OF PARTS; ALTERATIONS, MODIFICATIONS AND ADDITIONS.

         (a) REPLACEMENT OF PARTS. Lessee, at its own cost and expense, will promptly replace all Parts which may from time to time become unserviceable, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, in the ordinary course of maintenance, service, repair, overhaul or testing, Lessee may at its own cost and expense cause to be removed any Parts, whether or not unserviceable, destroyed, damaged beyond repair or permanently rendered unfit for use, provided that Lessee shall replace at its own cost and expense such Parts as promptly as practicable. All replacement Parts shall be free and clear of all Liens, other than Liens permitted by Section 14 hereof, shall be in at least the same modification status and service bulletin accomplishment status, shall be fully interchangeable as to form, fit and function, shall have been inspected by an agency acceptable to the FAA and, if necessary, overhauled or repaired by such agency, and shall be in as good an operating condition as, and have a utility at least equal to and a value and remaining warranty reasonably approximating, the Parts replaced (assuming such replaced parts were in the condition and repair in which they were required to be maintained by the terms hereof) and all historical records relating to such Parts shall be maintained by Lessee.

         All Parts owned by Lessor which are at any time removed from the Aircraft shall remain the property of Lessor and subject to this Lease, no matter where located, until such time as such Parts shall be replaced by Parts which have been incorporated or installed in or attached to the Aircraft and which meet the requirements for replacement Parts specified above. Immediately upon any replacement Part becoming incorporated or installed in or attached to the Aircraft as above provided, (i) title to the removed part shall thereupon vest in Lessee, free and clear of all rights of Lessor, (ii) title to such replacement part shall thereupon vest solely in Lessor, and (iii) such replacement part shall become subject to this Lease and be deemed a Part for all purposes hereof to the same extent as the Part which it has replaced.

         (b) ALTERATIONS, MODIFICATIONS AND ADDITIONS. Lessee, at its own expense, shall make such alterations and modifications and additions to the Aircraft as may be required from time to time to meet the applicable standards of the FAA or to comply with any law, rule, directive, bulletin, regulation or order of any Governmental Entity or of the manufacturer of the Aircraft, Engines or Parts. In addition, Lessee, at its own expense, may from time to time make alterations and modifications in and additions to the Aircraft, provided no such alteration, modification or addition diminishes


                                       9-1

                                                                PHC 90-047 WKH

the remaining warranty, value or utility, or impairs the condition or airworthiness, of the Aircraft. Title to all Parts incorporated or installed in or attached or added to the Aircraft as the result of such alteration, modification or addition shall vest immediately in Lessor and become subject to this Lease, without the necessity for any further act of transfer, document or notice. Notwithstanding the foregoing sentence of this Section 9
(b), Lessor agrees that so long as no Event of Default shall have occurred and be continuing, Lessee may, at such time during the Term, remove any Part of the Aircraft without replacement, provided that (i) such Part is in addition to, and not in replacement or substitution for, any Part originally incorporated or installed in or attached to the Aircraft at the time of delivery thereof hereunder or any Part in replacement of, or substitution for, any such originally incorporated or installed or attached Part, (ii) such Part is not required to be incorporated or installed in or attached or added to the Aircraft pursuant to the terms of this Section 9 and (iii) such Part can be removed from the Aircraft without diminishing or impairing the value, utility, condition or airworthiness which the Aircraft would have had at such time had such alteration, modification or addition not occurred. Upon the removal by Lessee of any such Part as provided in the preceding sentence, title thereto shall, without further act, vest in Lessee and such Part shall no longer be deemed part of the Aircraft (such a part is herein called a "Removable Part"). Lessee, at its sole expense, shall repair any damage to the Aircraft resulting from any such removal. Any Part not removed by Lessee as above provided prior to the return of the Aircraft to Lessor hereunder whether pursuant to Section 16, Section 18 or otherwise shall remain the property of Lessor. If any Removable Part is (i) owned by any third party and leased to Lessee, (ii) sold to Lessee subject to a conditional sales contract or other security interest, or (iii) leased to Lessee pursuant to a lease which is subject to a security interest in favor of any third party, then Lessor will not acquire or claim, as against such lessor, conditional vendor, or secured party, any right, title or interest in any such Removable Part as the result of such Removable Part being installed in the Aircraft; provided, however, (a) that Lessor's inability to so acquire or claim is subject to the express condition that such lessor, conditional vendor, or secured party shall not acquire or claim, as against Lessor, any right, title or interest in the Aircraft, or any Part other than its interest in such Removable Part by reason of such Removable Part being installed thereon, and (b) that any Removable Part not removed by Lessee within sixty (60) days after an Event of Default, shall, at such time, become the property of Lessor and be subject to this Lease. In no event shall Lessor bear any liability or cost for any alteration, modification or addition to, or for any grounding or suspension of certification of, the Aircraft, or for any loss of revenue arising therefrom. Lessee shall make no material alterations, modifications or additions to


                                       9-2

                                                                PHC 90-047 WKH

the Aircraft (such as removal of first class seats, galleys, lavatories, major avionics equipment or the like) that would affect the marketability of the Aircraft without Lessor's prior written consent; provided, however, that Lessee may make such material alterations, modifications or additions, without first obtaining Lessor's consent, if at least ten (10) Business Days prior to commencing such alteration, modification or addition Lessee delivers to Lessor a written undertaking duly executed by Lessee whereby (i) Lessee describes in reasonable detail such proposed alteration, modification or addition; and (ii) if requested by Lessor, Lessee undertakes on or before the Return Occasion to reinstall any Parts removed from the Aircraft and to restore the Aircraft to the condition it was in immediately prior to commencing such work. Title to any Parts so removed shall remain with Lessor and Lessor may request Lessee to reinstall such Parts prior to termination of this Lease. If Lessor. does not request Lessee to reinstall such Parts, title to the parts removed shall vest in Lessee. All costs associated with such removal and reinstallation shall be borne by Lessee.


                                       9-3

                                                                PHC 90-047 WKH

         Section 10. GENERAL TAX INDEMNITY.

         Lessee agrees that each payment of Rent pursuant to the Lease shall be free of all withholdings of any nature whatsoever (including, without limitation, withholding taxes, monetary transfer fees, or similar taxes and charges) and in the event any withholding is required, the Lessee shall pay the same together with such additional amount as is required so that each payment of Rent hereunder shall be, under any circumstances and in any event, in the amount as set forth or referred to herein. Lessee agrees, on written demand, to pay, and to indemnify and hold each Indemnitee (which term as used in this Section 10 shall include each Indemnitee, their respective affiliates, agents, employees, successors and permitted assigns, partners or unit holders thereof and any combination thereof) harmless from, all license and registration fees, and, without limitation, all Taxes, howsoever levied or imposed, whether levied or imposed upon or asserted against any Indemnitee, the Lessee, the Aircraft or any Part thereof or interest thereon, or otherwise by any Federal, state or local government or taxing authority in the United States of America or by any foreign government or any taxing authority or governmental subdivision of a foreign country or of a territory or possession of the United States or any international taxing authority, upon or with respect to, based upon or measured by (i) the Aircraft or any Part thereof, or interest therein, (ii) the manufacture, ownership, delivery, acceptance, substitution, recording, importation, exportation, leasing, assigning, possession, use, operation, settlement of any insurance claim, sale, mortgaging, pledging, financing, subleasing, rental, retirement, abandonment, registration, preparation, installation, modification, repair, maintenance, replacement, transportation, storage, transfer of title, return or other disposition of the Aircraft or any Part thereof or interest therein;
(iii) the rentals, receipts or earnings arising therefrom (including without limitation the Rent), (iv) or upon or with respect to the Operative Documents, or (v) otherwise with respect to or in the connection with the transactions contemplated by the Operative Documents. Notwithstanding the foregoing, there shall be excluded from the Lessee's obligation with respect to withholdings, as described in the first sentence of this Section 10, and from the foregoing categories (i) through (v), the following:

         (A) any Taxes imposed by the Federal government of the United States of America or any taxing authority or governmental subdivision thereof upon or with respect to, based on or measured by, the net income of any Indemnitee or Taxes in lieu thereof,

         (B) value added taxes or franchise taxes, taxes on doing business, capital stock taxes, taxes, fees or other charges on, based on, or measured by, the gross or net income or receipts


                                     10-1

                                                                PHC 90-047 WKH

(including minimum taxes, withholding taxes and taxes on or measured by any items of tax preference but excluding sales or use taxes) or taxes in lieu thereof of any Indemnitee imposed by any international taxing authority, or by any United States state, local or territorial or possessions or other taxing authority or governmental subdivision thereof or any foreign country, provincial, state or local government or taxing authority in any jurisdiction; provided, however, that there shall not be excluded any such taxes imposed by any such taxing jurisdiction solely as a result of the location or operation of the Aircraft or any part thereof in such jurisdiction (a jurisdiction in which tax is imposed solely as the result of the location or operation of the Aircraft or any part thereof in such jurisdiction is a "Use Jurisdiction") but only to the extent that the aggregate amount of such taxes in all Use Jurisdictions exceeds the sum of
(x) the tax benefits of the aggregate amount of all credits and losses that are attributable to the transactions contemplated by the operative Documents that have actually been utilized by the Indemnitee to reduce its tax liability in any Use Jurisdiction in any year including for purposes of calculating such losses, but not limited to, depreciation deductions, interest expenses and amortization of transaction expenses relating to the ownership or leasing of the Aircraft ("Reductions") plus (y) an amount equal to interest on each such Reduction at the rate of four percent (4%) per annum from the date such Reduction is actually utilized by such Indemnitee to the date the amount of such Reduction is used to offset the amount of taxes that would otherwise be indemnified against hereunder in all Use Jurisdictions; provided further, however, that (I) any taxes imposed by or Reductions realized in the jurisdiction in which such Indemnitee (considered for this purpose on a separate company basis) maintains its principal place of business shall be excluded; (II) in the case of a successor or assign of an Indemnitee that seeks indemnification in accordance with the provisions of this subclause (B), the Reductions taken into account shall include Reductions actually realized by the predecessor or assignor of such person as well as by such person; (III) there shall be excluded from the calculation of taxes any taxes imposed as a result of the voluntary disposition of the Aircraft or any interest therein by the Indemnitee; (IV) for purposes of determining whether a tax is attributable to the transactions contemplated by the Operative Documents income items recognized by the Indemnitee in such Use Jurisdiction shall be treated as contributing on a pro rata basis to the income subjected to tax in such Use Jurisdiction and for purposes of determining whether losses, deductions or credits actually utilized to reduce the tax liability of such Indemnitee are attributable to the transactions contemplated by the operative Documents such items of loss, deduction or credit shall be treated as recognized in the order realized by such Indemnitee with items realized in the same taxable year treated as utilized on a pro rata basis; (V) in the event of


                                   10-2

                                                                PHC 90-047 WKH

a Reduction subsequent to the payment of any indemnity determined in accordance with the provisions of this subclause (B) the Indemnitee shall pay to the Lessee within 30 days after the filing of the Indemnitee's tax return on which such Reduction is recognized an amount equal to the excess of any such indemnity over the indemnity that would have been payable if such Reduction had been realized immediately prior to the payment of such indemnity, but in no event shall the Indemnitee be required to pay to the Lessee any amount in excess of such indemnity previously paid to the Indemnitee by the Lessee; (VI) the amount of any indemnity determined in accordance with the provisions of this subclause (B) shall be set forth in the Indemnitee's notice to the Lessee that such amount is payable and such notice shall be signed by an officer of the Indemnitee and state in reasonable detail the basis upon which such amount has been determined and the amount of the Reductions previously realized, and at the Lessee's request and expense, be verified by a firm of independent certified public accountants of recognized national standing (provided that if such accountants determine that the amount of the indemnity payment claimed by the Indemnitee exceeds the amount that is properly claimed by such Indemnitee pursuant to this Section 10 by five percent (5%) or more of the amount properly claimed then such verification shall be at the expense of the Indemnitee);

         (C) any Taxes imposed as a result of a sale, transfer of title, mortgaging, pledging, financing, voluntary transfer or other voluntary disposition by an Indemnitee of the Aircraft or part thereof or interest therein, or any interest in the Rent or part thereof or any interest in the Operative Documents or part thereof, unless such sale, transfer, mortgage, pledge or disposition occurs by reason of the exercise of an Indemnitee's remedies under this Lease upon a Default or an Event of Default or by reason of the early termination of the Lease by Lessee, provided, however, that Lessor shall consider in good faith such request as Lessee shall make concerning the appropriate jurisdiction in which such sale, transfer or disposition shall be made;

         (D) any Taxes caused solely by the negligence or misconduct of any Indemnitee; and

         (E) Any Taxes caused solely by a failure by an Indemnitee to furnish in a timely manner notice or information which such Indemnitee is required to furnish to Lessee.

         Any payment to any of the Indemnitees shall be made by Lessee net of any savings by such Indemnitee by reason of deductions, credits, allocations or allowances in respect of the payment or accrual of the Taxes indemnified against and Indemnitee shall furnish Lessee whatever information Lessee reasonably believes is necessary to compute the offsetting benefit.


                                      10-3

                                                                PHC 90-047 WKH

         In case any report or return is required to be made with respect to any Taxes which are an obligation of Lessee under this Section 10, Lessee will either make such report or return in such manner as will show the ownership of the Aircraft in the Lessor and send a copy of such report or return to the Lessor or will notify Lessor of such requirement and make such report or return in such manner as shall be reasonably satisfactory to the Lessor. If actual notice is given by any taxing authority to an Indemnitee that a report or return is required to be filed with respect to any such Taxes referred to in this Section 10, the Indemnitee shall promptly notify Lessee of such required report or return. Each Indemnitee agrees to respond to any reasonable request of Lessee for information within the control of such Indemnitee with respect to the filing of any such report or return, but Lessee agrees to pay any reasonable costs, fees or other charges of independent counsel or independent accountants incurred in connection with such request. Promptly upon written request by an Indemnitee, the Lessee will provide such Indemnitee with all information with respect to the Aircraft reasonably requested by the Indemnitee to enable the Indemnitee to prepare any required tax report, return or other filing in any jurisdiction (whether or not such report, return or filing relates to Taxes indemnifiable hereunder and whether or not the Indemnitee is subject to tax in such jurisdiction without regard to the transaction contemplated by the Operative Documents). In addition, as soon as practicable after the beginning of each calendar year (but in no event later than February 28 of such year), the Lessee shall provide the Lessor with a summary of the location of the Aircraft during the preceding calendar year.

         All of the obligations of Lessee under this Section 10 with respect to the Aircraft or any Part thereof shall survive the assignment, expiration or other termination of the Lease with respect to the Aircraft. Such obligations are expressly undertaken by Lessee for the benefit of, and shall be enforceable by, Lessor and each Indemnitee. The Lessee further agrees that, with respect to any payment or indemnity hereunder, such payment or indemnity shall include any amount necessary to hold the recipient of the payment or indemnity harmless on an after-tax basis from all Taxes required to be paid by such recipient with respect to such payment or indemnity under the laws of any Federal, state or local government or taxing authority in the United States of America, or under the laws of any foreign government or any taxing authority or governmental subdivision of a foreign country or possession or territory of the United States or any international taxing authority, after giving credit to Lessee for any savings by such recipient in respect to any such Taxes by reason of deductions, credits, allocations, or allowances in respect of the payment or accrual of the amount indemnified against.


                                      10-4

                                                                PHC 90-047 WKH

         If claim is made against any Indemnitee for any such Taxes, such Indemnitee shall promptly notify the Lessee; provided, however, the failure to provide such notice shall not affect the Lessee's obligations hereunder to any Indemnitee except to the extent such failure to provide prompt notice (A) adversely and materially affect Lessee's ability to contest such claim in accordance with this Section 10 or (B) results in additional penalties, interest or additions to tax. Any amount payable as an indemnity to any Indemnitee or any amount payable to Lessee pursuant to this Section 10 is to be paid to such party directly, in immediately available funds, within thirty
(30) days after receipt of a written demand therefor from such Indemnitee or Lessee, as the case may be, except (i) in the event that the Indemnitee receives notice that Taxes related to such amount demanded from Lessee are due and payable within a period of 30 days or less following receipt of such claim by such Indemnitee and such Indemnitee promptly makes a written demand on Lessee, then such amount demanded shall be payable in no event after the later of (t) five business days after receipt of such demand by Lessee or (u) three business days prior to the due date of the related Taxes, and (ii) in case of payment to an Indemnitee to the extent that such Taxes are being contested in good faith pursuant to this Section 10, in which event the payment of such indemnity shall be made by the due date for the payment of any Taxes that are the subject of such contest taking into account all extensions of the due date that are available as a result of the contest. In the event an Indemnitee makes a tax payment with respect to any such Taxes (other than with funds advanced to such Indemnitee on an interest-free basis by the Lessee pursuant to this Section 10) the Lessee shall pay to the Indemnitee interest on the amount of such payment at the Interest Rate set forth in Exhibit C from the date of such payment to the date of such payment by the Lessee to the Indemnitee hereunder. In the event an amount is payable to Lessee under this Section 10, the Indemnitee owing such amount shall pay interest on such amount at the Interest Rate set forth in Exhibit C from the date that is ten (10) days following the event giving rise to such obligation to pay Lessee until the date of payment to Lessee.

         If reasonably requested by the Lessee in writing and provided no material Event of Default shall have occurred and is continuing, an Indemnitee shall upon receipt of indemnity reasonably satisfactory to it and at the sole expense of the Lessee (including, without limitation, all out-of-pocket costs, expenses, additions to tax because of underpayments of estimated Taxes, losses, legal and accounting and investigatory fees and disbursements, penalties, and interest) in good faith contest or shall permit the Lessee, if desired by the Lessee, to contest in the name of the Lessee and/or the Indemnitee the validity, applicability or amount of such Taxes (provided that Lessee shall


                                      10-5

                                                                PHC 90-047 WKH

not be permitted to contest in the name of such Indemnitee if such contest involves Taxes imposed against Indemnitee that are unrelated to the transactions contemplated by the operative Documents, in which event such Indemnitee shall follow the direction of Lessee with respect to the method of pursuing that portion of such contest that relates to the transactions hereby contemplated unless, with respect to issues that do not relate to the settlement of any portion of the contest involving Taxes for which Indemnification is provided by this Section 10, such direction would adversely affect interests hereby contemplated). Lessee may contest by (a) resisting payment thereof if practicable, (b) not paying the same except under protest with funds advanced by Lessee on an interest-free basis, if protest is necessary and proper, and (c) if payments be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings; provided, however, that, in each such instance, the Indemnitee shall not be required to undertake any contest unless (w) Lessee shall have provided Lessor with an opinion of legal counsel to the effect that a meritorious defense exists to such claim (which opinion shall be obtained at Lessee's sole cost and expense), (x) if such contest is to be initiated by the payment of, and the claiming of a refund for, such Taxes, the Lessee shall have advanced to such Indemnitee sufficient funds (on an interest-free basis) to make such payments, (y) such proceedings do not involve any material risk or danger of the sale, forfeiture or loss of the Aircraft or any part thereof or interest therein or the imposition of criminal penalties or sanctions against the Indemnitee and (z) in the event that the subject matter of the contest is of a continuing nature and has previously been decided adversely pursuant to the contest provisions of this
Section 10 by the highest court to which an appeal could be taken, there has been a change in the law (including, without limitation, amendments to statutes or regulations, administrative rulings and court decisions) after such claim shall have been so previously decided and such Indemnitee shall have received an opinion of independent tax counsel selected by such, Indemnitee and reasonably acceptable to the Lessee, which opinion shall be obtained at the Lessee's sole expense, to the effect that, as a result of such change, it is more likely than not that the position which such Indemnitee or the Lessee, as the case may be, had asserted in such previous contest would prevail. If any Indemnitee shall obtain a refund of all or any part of such tax, fee or other charge paid by Lessee, such Indemnitee shall pay the Lessee, the amount of such refund less the amount of any Taxes payable by such Indemnitee Taxes, losses, legal and accounting and investigatory fees and disbursements, penalties, and interest) in good faith contest or shall permit the Lessee, if desired by the Lessee, to contest in the name of the Lessee and/or the Indemnitee the validity, applicability or amount of such Taxes (provided that Lessee shall not be permitted to contest in the name of such Indemnitee if such contest involves


                                      10-6

                                                                PHC 90-047 WKH

Taxes imposed against Indemnitee that are unrelated to the transactions contemplated by the Operative Documents, in which event such Indemnitee shall follow the direction of Lessee with respect to the method of pursuing that portion of such contest that relates to the transactions hereby contemplated unless, with respect to issues that do not relate to the settlement of any portion of the contest involving Taxes for which Indemnification is provided by this Section 10, such direction would adversely affect interests hereby contemplated). Lessee may contest by (a) resisting payment thereof if practicable, (b) not paying the same except under protest with funds advanced by Lessee on an interest-free basis, if protest is necessary and proper, and
(c) if payments be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings; provided, however, that, in each such instance, the Indemnitee shall not be required to undertake any contest unless (w) Lessee shall have provided Lessor with an opinion of legal counsel to the effect that a meritorious defense exists to such claim (which opinion shall be obtained at Lessee's sole cost and expense), (x) if such contest is to be initiated by the payment of, and the claiming of a refund for, such Taxes, the Lessee shall have advanced to such Indemnitee sufficient funds (on an interest-free basis) to make such payments, (y) such proceedings do not involve any material risk or danger of the sale, forfeiture or loss of the Aircraft or any part thereof or interest therein or the imposition of criminal penalties or sanctions against the Indemnitee and (z) in the event that the subject matter of the contest is of a continuing nature and has previously been decided adversely pursuant to the contest provisions of this Section 10 by the highest court to which an appeal could be taken, there has been a change in the law (including, without limitation, amendments to statutes or regulations, administrative rulings and court decisions) after such claim shall have been so previously decided and such Indemnitee shall have received an opinion of independent tax counsel selected by such Indemnitee and reasonably acceptable to the Lessee, which opinion shall be obtained at the Lessee's sole expense, to the effect that, as a result of such change, it is more likely than not that the position which such Indemnitee or the Lessee, as the case may be, had asserted in such previous contest would prevail. If any Indemnitee shall obtain a refund of all or any part of such tax, fee or other charge paid by Lessee, such Indemnitee shall pay the Lessee, the amount of such refund less the amount of any Taxes payable by such Indemnitee in respect of the receipt of such refund after giving credit to Lessee for any savings by such Indemnitee in respect to any such Taxes by reason of deductions, credits, allocations or allowances in respect of the payment of any such Taxes; provided that such amount shall not be payable before such time as the Lessee shall have made all payments or indemnities then due to Lessor under the Lease provided further, however, that any subsequent loss of any tax benefit it generating a


                                       10-7

                                                                PHC 90-047 WKH

refund paid to the Lessee hereunder shall be treated as a Tax subject to Indemnification in accordance with this Section 10 (without regard to any exclusions set forth in this Section 10). If in addition to such refund any Indemnitee shall receive an amount representing interest on the amount of such refund, the Lessee shall be paid that proportion of such interest which is fairly attributable to Taxes paid by the Lessee prior to the receipt of such refund; provided, however, that no amount shall be payable under this or the preceding sentence during any period in which an Event of Default has occurred and is continuing unremedied unless the Lease has terminated and Lessee has paid all amounts due Lessor thereunder. Lessee shall not be deemed to be in default under any of the above indemnification provisions of this
Section 10 so long as Lessee or the Indemnitee shall diligently prosecute such contest. Notwithstanding the foregoing, if a claim is made against any Indemnitee for any Taxes which, if successful, would result in the imposition of Taxes under circumstances which would require the Lessee to indemnify such Indemnitee, the Indemnitee shall be released from its responsibility to contest such claim, or part thereof, if it agrees in writing not to seek indemnification from Lessee in respect of the claim, or such part thereof to be contested. In the event an Indemnitee fails to contest, or refuses to permit the Lessee to contest, a claim or part thereof which the Indemnitee has the obligation to contest or to permit Lessee to contest under this
Section 10, then Lessee shall not be obligated to indemnify the Indemnitee for such claim or such part thereof.

        For purposes of this Section 10, the general partner of an Indemnitee that is a limited partner or unit holder of a partnership is hereby designated by such Indemnitee and Lessee as the Tax Matters Partner ("TMP"). If Indemnitee is a limited partner or unit holder of a partnership that has more than one general partner, then Indemnitee or such partnership shall designate the general partner to serve as the TMP. If no such designation is made then 10 days following the Lessee's request to the Indemnitee or the partnership that such a designation be made the Lessee may designate the general partner to serve as the TMP. With respect to an Indemnitee that is a limited partner or unit holder of a partnership, the TMP is the sole party to, from, or with whom Lessee shall be obligated to communicate or receive any communication or notice, negotiate, settle or enter into stipulations, agree upon or make factual determinations, make elections, or make payments regarding any matter arising under this Section 10. With respect to an Indemnitee that is a limited partner or unit holder of a partnership, notices received or served by Lessee from or upon the TMP shall be deemed notice duly served from or upon such Indemnitee. With respect to an Indemnitee that is a limited partner or unit holder of a partnership, for the purposes of this
Section 10, the Lessee shall have no obligation


                                       10-8

                                                                PHC 90-047 WKH

to communicate or deal with any party other than the TMP. In the event that the Indemnitee is a member of an Affiliated Group (within the meaning of Section 1504(a) of the Code) which files a consolidated Federal income tax return, the term "Indemnitee" shall mean and include such Affiliated Group.

        The Lessee's obligations under this Section 10 shall not be affected by any circumstances, including, without limitation, any setoff, counterclaim, recoupment, defense or other right which Lessee may have against the Lessor, any Indemnitee or any other person for any reason whatsoever (except as provided in this Section 10).


                                     10-9

                                                                PHC 90-047 WKH

         Section 11. CASUALTY OCCURRENCES.

         (a) CASUALTY OCCURRENCE WITH RESPECT TO THE AIRFRAME. Within fifteen days after a Casualty Occurrence with respect to the Airframe and any Engine then installed thereon, Lessee shall give Lessor written notice of such occurrence. On or before forty-five days after the date of the Casualty Occurrence, Lessee shall pay to Lessor in immediately available funds the sum of (A) the Casualty Value of the Aircraft computed as of the date of payment, plus an amount equal to the daily equivalent of Basic Rent and Additional Rent for each day during the period commencing with the Basic Rent Payment Date immediately preceding payment of such Casualty Value and extending to, but excluding the date of payment of such Casualty Value, and
(B) all Supplemental Rent, other than amounts paid pursuant to clause (A), computed as of the date of payment. Upon such payment (i) the obligation of Lessee to make further payments of Basic Rent and Additional Rent hereunder shall terminate, (ii) this Lease shall terminate with respect to the Aircraft, and (iii) Lessor will transfer to Lessee all of Lessor's right, title and interest, if any, in and to the Airframe and Engines (if any) suffering the Casualty Occurrence as well as all of Lessor's right, title and interest in and to any Engine constituting part of the Aircraft but not installed thereon at the time of the Casualty Occurrence. Such transfer shall be without recourse or warranty, except that Lessor shall warrant it has good title to the Airframe and Engines (if any), free and clear of Lessor's Liens.

         (b) CASUALTY OCCURRENCE WITH RESPECT TO AN ENGINE. Upon a Casualty Occurrence with respect to an Engine only, Lessee shall give Lessor prompt written notice thereof and shall, within forty-five days after such occurrence, convey to Lessor, as replacement for the Engine suffering a Casualty Occurrence, title to a Replacement Engine. Each Replacement Engine shall be free of all Liens (except those Liens which are permitted by Section 14 hereof) and shall be in as good an operating condition as the Engine being replaced, assuming the Engine being replaced was in the condition and repair required by the terms hereof immediately prior to the Casualty Occurrence. Upon full compliance by Lessee with the terms of this paragraph, Lessor will transfer to Lessee title to the Engine which suffered the Casualty Occurrence. Prior to or at the time of any such conveyance, Lessee, at its own expense, will promptly (i) furnish Lessor with a full warranty bill of sale, in form and substance reasonably satisfactory to Lessor, with respect to such Replacement Engine; (ii) cause a supplement hereto, in form and substance reasonably satisfactory to Lessor, subjecting such Replacement Engine to this Lease, to be duly executed by Lessee, and recorded pursuant to applicable Law; (iii) furnish Lessor with such evidence of title to such Replacement Engine and of compliance with the insurance provisions of Section


                                        11-1

                                                                PHC 90-047 WKH

12 hereof with respect to such Replacement Engine as Lessor may reasonably request; (iv) furnish Lessor with an opinion of Lessee's counsel to the effect that title to such Replacement Engine has been duly conveyed to Lessor, free and clear of all Liens, and that such Replacement Engine is duly leased hereunder; (v) furnish a certificate signed by a duly authorized financial officer or executive of Lessee certifying that, upon consummation of such replacement, no Default or Event of Default will exist hereunder;
(vi) furnish Lessor with such documents as Lessor may reasonably request in connection with the consummation of the transactions contemplated by this
Section 11(b), in each case in form and substance satisfactory to Lessor;
and (vii) furnish such financing statement covering the Replacement Engine as may be requested by Lessor. Upon full compliance by Lessee with the terms of this Section 11(b), Lessor will transfer to Lessee all of the right, title and interest in the Engine which suffered the Casualty occurrence and which was originally leased to Lessee. Such transfer shall be without recourse or warranty, except that Lessor shall warrant it has good title to the Engine, free and clear of Lessor's Liens. For all purposes hereof, each such Replacement Engine shall be deemed part of the property leased hereunder, shall be deemed an "Engine" as defined herein and shall be deemed part of the same Aircraft as was the Engine replaced thereof. No Casualty Occurrence covered by this Section 11(b) shall result in any reduction in Rent.

         (c) APPLICATION OF PROCEEDS AND PAYMENTS. Any payments received at any time by Lessor or by Lessee from any insurer under insurance (other than liability insurance), from any governmental authority or other person with respect to a Casualty Occurrence will be applied as follows:

                  (i) unless clause (ii) below is applicable, so much of such payments as shall not exceed the Casualty Value required to be paid by Lessee pursuant to Section 11(a) of this Lease shall be paid to Lessor in reduction of Lessee's obligation to pay such Casualty Value if not already paid by Lessee, or, if already paid by Lessee (unless a Default or an Event of Default shall have occurred and be continuing) shall be applied by Lessor to reimburse Lessee for its payment of such Casualty Value and the balance of such payment, if any, remaining thereafter (if such payment is received with respect to insurance other than liability insurance) (unless a Default or an Event of Default shall have occurred and be continuing) shall be paid over to, or retained by, Lessee, except to the extent any such amount is specifically allocable to an interest of Lessor; or

                (ii) if such payments are received as a result of a Casualty Occurrence with respect to an Engine which is being replaced pursuant to
Section 11(b), unless a Default or Event of


                                       11-2

                                                                PHC 90-047 WKH

Default shall have occurred and be continuing, all such payments shall be paid over to, or retained by, Lessee if Lessee shall have fully performed or, concurrently therewith will fully perform, the terms of Section 11(b) and of
Section 15 hereof with respect to the Casualty Occurrence for which such payments are made.

         (d) REQUISITION FOR USE BY GOVERNMENT WITH RESPECT TO THE AIRCRAFT. In the event of the requisition for use by a Governmental Entity of the Airframe or any Engine (other than a requisition constituting a Casualty Occurrence), all Lessee's obligations under this Lease with respect to the Airframe or Engine shall continue to the same extent as if such requisition had not occurred. All payments received by Lessor or Lessee from the Governmental Entity for the use of the Airframe or Engine during the Term therefor shall be paid over to, or retained by, Lessee if no Default or Event of Default shall have occurred and be continuing; and all payments received by Lessor or Lessee from the Government for the use of such item after the Term therefor shall be paid over to, or retained by, Lessor.

         (e) OTHER DISPOSITIONS. Any amounts not payable to or retainable by Lessee pursuant to this Section 11 or Section 12 hereof because a Default or an Event of Default shall have occurred and be continuing shall be held by Lessor and shall be paid over to Lessee when such Default or Event of Default shall cease to be continuing, except that if Lessor shall have theretofore declared this Lease to be in default pursuant to Section 18 hereof, such amounts shall be retained by Lessor and disposed of in accordance with the provisions thereof.


                                       11-3

                                                                PHC 90-047 WKH

         Section 12. INSURANCE.

         (a) PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE. Lessee will carry and maintain in effect, at its own expense, with Approved Insurers, comprehensive public liability insurance (including, without limitation, contractual liability and passenger legal liability), and property damage insurance with respect to the Aircraft of the type usual and customary by commercial scheduled airline standards for airline carriers operating similar aircraft and providing for no less coverage than is carried by Lessee on similar aircraft in its fleet. Such insurance shall be in an amount not less than the amount applicable to similar passenger aircraft and engines which comprise Lessee's fleet, and in any event not less than the amount under "Public Liability and Property Damage Insurance" as set forth on Exhibit C hereto. Lessee shall not discriminate against the Aircraft in providing such insurance.

         (b) INSURANCE AGAINST LOSS OR DAMAGE. Lessee, at its own expense, will maintain in effect with Approved Insurers "all-risk" ground and flight aircraft hull insurance (which shall include, but not be limited to, comprehensive war risk and allied perils, hijacking, a disappearance clause and coverage against strikes, riots, commotions or labor disturbances, malicious acts or acts of sabotage and unlawful seizure (including confiscation, arrest, nationalization, seizure, restraint, detention, appropriation, requisition or destruction thereat, by or under authority of any Governmental Entity), or wrongful exercise of control of the Aircraft in flight by a person on board the Aircraft acting without the consent of Lessee) covering the Aircraft, and fire, transit and extended perils and "all-risk" coverage insurance with respect to Engines and Parts while not installed on the Aircraft or an aircraft, which in each case, considering all policy terms, limitations and exclusions, is at least as broad as coverage maintained by Certificated Air Carriers similarly situated to Lessee and operating similar aircraft and engines which comprise Lessee's fleet. Such insurance shall be for an amount not less than the Casualty Value for the Aircraft. Such insurance may include provisions for deductibles in an amount usual and customary by commercial scheduled airline standards for airline carriers operating similar aircraft provided that (i) the amount of such deductibles must be no greater than the lowest deductible amount applying to any similar aircraft in Lessor's fleet, and (ii) in no event shall the amount of such deductibles exceed the amount under "Deductible Amount" set forth on Exhibit C hereto.

         (c) REQUIRED POLICY DESIGNATIONS AND PROVISIONS. Each and any policy of insurance obtained and maintained pursuant to this Section, and each and any policy obtained in substitution or replacement for any such policies, shall: (i) designate Lessor as owner of the Aircraft covered thereby, and shall designate Lessor,


                                       12-1

                                                               PHC 90-047 WKH

and its assigns, as additional named insureds and loss payees, as its interests may appear (but without imposing upon Lessor, or its assigns, any obligation imposed upon the insured, including, without limitation, the liability to pay any premiums for any such policies) ; (ii) expressly provide that, in respect of the interests of Lessor, and its assigns, in such policies, the insurance shall not be invalidated by any action or inaction of Lessee, and shall insure Lessor, and its assigns, regardless of any breach or violation of any warranty, declaration or condition contained in such policies by Lessee; (iii) provide that if such insurance is cancelled by the Approved Insurers for any reason whatsoever, or is adversely changed in any way with respect to the interests of Lessor, or its assigns, or if such insurance is allowed to lapse for nonpayment of premium, such cancellation, adverse change or lapse shall not be effective as to Lessor, and its assigns, for thirty days (seven days in the case of any war risks or allied perils coverage) after receipt by Lessor of written notice by such insurer or insurers to Lessor of such prospective cancellation, change or lapse; (iv) include coverage for the territorial limits of any country in which the Aircraft may at any time be located; (v) provide that, as against Lessor, and its assigns, the insurer waives any rights of set-off, counterclaim or any other deduction, whether by attachment or otherwise, and waives any rights it may have to be subrogated to any right of any insured against Lessor, or its assigns, with respect to the Aircraft; and (vi) provide that in the event of any damage or loss, whether or not a Casualty occurrence hereunder, and which results in a payment, such payment shall be payable directly to Lessor or its assignee as loss payees for the account of all interests. Each such policy shall be primary without right of contribution from any other insurance which may be carried by Lessor, or its assigns, and shall expressly provide that all of the provisions thereof shall operate in the same manner as if there were a separate policy covering each insured, provided that such policies shall not operate to increase the insurer's limit of liability.

         Lessee shall have the right to carry insurance in excess of the amounts required hereunder and the proceeds of such excess insurance shall be payable to Lessee. Similarly, Lessor shall have the right to carry additional and separate insurance for its own benefit at its own expense, without, however, thereby limiting Lessee's obligations under this Section 12.

         (d) APPLICATION OF INSURANCE PROCEEDS FOR A CASUALTY OCCURRENCE. It is agreed that insurance payments which arise from insurance obtained hereunder and received as the result of the occurrence of a Casualty Occurrence shall be applied as follows:


                                       12-2

                                                                PHC 90-047 WKH

                  (i) if such payments are received with respect to a Casualty Occurrence relating to the Airframe and Engines or engines installed on the Airframe, so much of such payments as shall not exceed the amounts due under Section 11(a) hereof shall be paid to Lessor, and the balance to Lessee; and

                (ii) if such payments are received with respect to a Casualty Occurrence relating to an Engine under circumstances contemplated by Section 11(b) hereof, such payment shall be adjusted with Lessee (provided that Lessee has not breached any warranty, declaration or condition contained in the applicable insurance policy) and paid over to Lessee, provided that Lessee shall have fully performed or, concurrently therewith, will fully perform the terms of Section 11(b) hereof.

         (e) APPLICATION OF INSURANCE PROCEEDS FOR OTHER THAN A CASUALTY OCCURRENCE. The insurance payments for any property damage loss to the Airframe or any Engine not constituting a Casualty Occurrence, or to any Part, will be held by Lessor until Lessee furnishes Lessor with satisfactory evidence that the repairs or replacement property Lessee is required to perform or obtain in accordance with the terms of Section 9 of this Lease have been made or obtained by Lessee. Upon receipt of such evidence of repair or replacement, Lessor shall pay Lessee the amount of the insurance payment received with respect to such loss.

         (f) APPLICATION IN DEFAULT. Any amount referred to in Section 12(d)(i) or (ii) or Section 12(e) which is otherwise payable to Lessee shall not be paid to Lessee, or, if it has been previously paid to Lessee, and not yet applied by Lessee as permitted or required hereunder, shall be delivered by Lessee to Lessor, if at the time of such payment, a Default or an Event of Default shall have occurred and be continuing. In either case, all such amounts shall be held by Lessor as security for the obligations of Lessee, or, at the option of Lessor, applied by Lessor toward payment of any of Lessee's obligations at the time due hereunder. At such time as there shall not be continuing any such Default or Event of Default, all such amounts at the time held by Lessor in excess of the amount, if any, which Lessor has elected for application as provided above, shall be paid to Lessee.

         (g) CERTIFICATES OF INSURANCE. On or before the Delivery Date, and thereafter on each renewal by Lessee of the insurance required hereby, but not less often than annually, Lessee will furnish to Lessor a certificate executed and delivered by an Approved Insurance Broker who is authorized by an Approved Insurer, appointed by Lessee, describing in reasonable detail insurance carried on the Aircraft and certifying that the insurance then maintained on the Aircraft complies with the terms of this Lease. Lessee will cause such Approved Insurance Broker who is authorized


                                       12-3

                                                                PHC 90-047 WKH

by an Approved Insurer to agree to advise Lessor in writing at least thirty days (seven days in the case of any war risk and allied perils coverage) prior to the non-renewal, termination or cancellation by the underwriters for any reason (including, without limitation, failure to pay the premium therefor) of any such insurance.


                                      12-4

                                                                PHC 90-047 WKH

         Section 13. INDEMNIFICATION.

         Lessee agrees to indemnify, reimburse, and hold harmless each Indemnitee from and against any and all claims, damages, losses, liabilities, demands, suits, judgments, causes of action, legal proceedings, whether civil or criminal, penalties, fines, other sanctions, and any reasonable attorney's fees and other reasonable costs and expenses in connection herewith, including any of the foregoing arising or imposed with or without Lessor's fault or negligence or under the doctrine of strict liability (any and all of which are hereafter referred to as "Claims"), but excluding therefrom such Claims which are based solely upon the wilful misconduct of Lessor, which in any way may result from, pertain to, or arise in any manner out of, or are in any manner related to (i) the Aircraft or this Lease or any document in connection herewith, or the breach of any representation, warranty or covenant made by Lessee hereunder or under any other such document; or (ii) the condition, ownership, manufacture, purchase, delivery, non-delivery, lease, acceptance, rejection, possession, return, disposition, use or operation of the Aircraft either in the air or on the ground; or (iii) any defect in the Aircraft (whether or not discovered or discoverable by Lessee or Lessor) arising from the material or any articles used therein or from the design, testing, or use thereof or from any maintenance, service, repair, overhaul, or testing of the Aircraft, whether or not the Aircraft is in the possession of Lessee and regardless of where the Aircraft may then be located; or (iv) any transaction, approval, or document contemplated by this Lease or given or entered into in connection herewith; provided, however, that Lessee shall be subrogated to all rights and remedies which Lessor may have against the Manufacturer of the Aircraft and its subcontractors. In the event Lessee is required to indemnify any Indemnitee hereunder, Lessee shall pay to such Indemnitee an amount which, after deduction of all Taxes and like charges required to be paid by such Indemnitee in respect of such payment, is equal to the amount of the indemnification required.

         Lessee hereby waives, and releases each Indemnitee from, any Claims (whether existing now or hereafter arising) for or on account of or arising or in any way connected with injury to or death of personnel of Lessee or loss or damage to property of Lessee or the loss of use of any property which may result from or arise in any manner out of or in relation to the ownership, leasing, condition, use, or operation of the Aircraft, either in the air or on the ground, or which may be caused by any defect in the Aircraft from the material or any article used therein or from the design or testing thereof, or use thereof or from any maintenance, service, repair, overhaul, or testing of the Aircraft regardless of when such defect may be discovered, whether or not the Aircraft is at the time in the possession of Lessee, and


                                       13-1

                                                                PHC 90-047 WKH

regardless of the location of the Aircraft at any such time; provided, however, that such waiver and release shall not apply to Claims which are based solely upon the wilful misconduct of Lessor.

        The indemnities contained in this Section 13 shall continue in full force and effect notwithstanding the expiration or other termination of this Lease and are expressly made for the benefit of and shall be enforceable by each Indemnitee.


                                     13-2

                                                                PHC 90-047 WKH

        Section 14. LIENS.

         LESSEE SHALL NOT DIRECTLY OR INDIRECTLY CREATE, INCUR, ASSUME OR SUFFER TO EXIST ANY LIEN ON OR WITH RESPECT TO THE AIRCRAFT, TITLE THERETO OR ANY INTEREST THEREIN, EXCEPT (i) THE RESPECTIVE RIGHTS OF LESSOR AND LESSEE AS HEREIN PROVIDED; (ii) LESSOR'S LIENS WITH RESPECT TO THE AIRCRAFT; (iii) LIENS FOR TAXES EITHER NOT YET DUE OR BEING CONTESTED IN ACCORDANCE WITH
SECTION 10 HEREOF AND SO LONG AS ADEQUATE RESERVES ARE MAINTAINED WITH RESPECT TO SUCH LIENS; (iv) INCHOATE MATERIALMEN'S, MECHANICS', WORKMEN'S, REPAIRMEN'S EMPLOYEES' OR OTHER LIKE LIENS ARISING IN THE ORDINARY COURSE OF BUSINESS, WHICH EITHER ARE NOT DELINQUENT OR ARE BEING CONTESTED IN GOOD FAITH BY LESSEE, SO LONG AS THE AIRCRAFT IS NOT IN DANGER OF BEING LOST, SOLD, CONFISCATED, FORFEITED OR SEIZED AS A RESULT OF ANY SUCH LIEN. LESSEE SHALL PROMPTLY, AT ITS OWN EXPENSE, TAKE SUCH ACTION AS MAY BE NECESSARY TO DULY DISCHARGE ANY LIEN (EXCEPT FOR THE LIENS REFERRED TO IN CLAUSES (i) AND
(ii) OF THIS SECTION 14) IF THE SAME SHALL ARISE AT ANY TIME WITH RESPECT TO THE AIRCRAFT.


                                      14-1

                                                                PHC 90-047 WKH

          Section 15. PERFECTION OF TITLE AND FURTHER ASSURANCES.

          If at any time subsequent to the initial recordation of title under this Lease, any filing or recording is reasonably necessary to protect the interest of Lessor, Lessee, at its own cost and expense and upon request by Lessor, shall cause this Lease and any and all additional instruments which shall be executed pursuant to the terms hereof, to be kept, filed and recorded and to be re-executed, refiled and re-recorded in the appropriate office pursuant to applicable Laws, to perfect, protect and preserve the rights and interests of Lessor hereunder and in the Aircraft. At the reasonable request of Lessor, Lessee shall furnish to Lessor an opinion of counsel or other evidence satisfactory to Lessor of each such filing or refiling and recordation or re-recordation.

          Without limiting the foregoing, Lessee shall do or cause to be done, at Lessee's cost and expense, any and all acts and things which may be required under the terms of the Mortgage Convention to perfect and preserve the title and interest of Lessor in the Aircraft within the jurisdiction of any signatory which has ratified the Mortgage Convention if such jurisdiction is in the territory in which Lessee may operate the Aircraft, as Lessor may reasonably request. Lessee shall also do or cause to be done, at its own expense, any and all acts and things which may be required under the terms of any other Law involving any jurisdiction in which Lessee may operate, or any and all acts and things which Lessor may reasonably request, to perfect and preserve Lessor's ownership rights regarding the Aircraft within any such jurisdiction.

          In addition, Lessee will promptly and duly execute and deliver to Lessor such further documents and assurances and take such further actions as it may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Lease and to establish and protect the rights and remedies created or intended to be created in favor of Lessor hereunder, including, without limitation, if reasonably requested by Lessor at the expense of Lessee, the execution and delivery of supplements or amendments hereto in recordable form, subjecting to this Lease any Replacement Engine and the recording or filing of counterparts thereof, in accordance with the laws of any appropriate jurisdiction.

                  Notwithstanding anything to the contrary contained in this
 Section 15, Lessee shall not bear the cost and expense of complying with any request by Lessor under this Section 15 which arises out of a transfer or proposed transfer by Lessor of its interest in the Aircraft and Lessor shall reimburse Lessee for its reasonable costs and expenses of complying with any such request.


                                    15-1

                                                                 PHC 90-047-WKH

          Section 16. Return OF AIRCRAFT AND RECORDS.

          (a) RETURN. On the Expiration Date, Lessee, at its own expense, shall return the Aircraft to Lessor in the condition specified on Exhibit E hereto at the location specified as "Return Location" set forth on Exhibit C hereto, fully equipped with all required Parts and Engines, duly installed thereon, together with Aircraft Documents and records which are complete and acceptable to the FAA, by delivering the same to Lessor at such location. Any Engines installed on the Aircraft returned to Lessor hereunder which had not originally been installed on the Aircraft will be deemed to be part of the Aircraft and owned by Lessor, provided Lessor relinquishes title to any Engines previously removed and replaced by such last-installed Engines.

          (b) LEGAL STATUS UPON RETURN. Upon the Return Occasion, the Aircraft shall be: (i) free and clear of all Liens, except Lessor's Liens; (ii) duly certified as an airworthy aircraft by the FAA with the current and valid airworthiness certificate installed on the Aircraft; (iii) in full airworthy condition for operation according to the FAA standards required to allow the Aircraft to be operated under the rules of Part 121 of the FAA Regulations;
 (iv) duly registered in the name of Lessor under the applicable Law of the jurisdiction of registry; and (v) in full compliance with the Maintenance Program.

          (c) SUBSTITUTE ENGINES. Lessee may return the Aircraft on the Return Occasion with a Substitute Engine so long as (i) the Substitute Engine conforms in all respects to requirements set forth in Section 11(b) hereof with respect to a Replacement Engine; (ii) the Substitute Engine shall conform to the return condition requirements set forth in Section 16(f) hereof; and (iii) Lessee, at its own expense and concurrently with such delivery, furnishes Lessor with a bill of sale, in form and substance reasonably satisfactory to Lessor, with respect to the Substitute Engine and with evidence of Lessee's full and unencumbered title to the Substitute Engine (including, if requested, an opinion of Lessee's counsel to the effect of the opinion required by Section 11(b) (iv) hereof) and takes such other action as Lessor may reasonably request in order that title to the Substitute Engine shall be duly and fully vested in Lessor. Lessee's obligation to comply with the terms of this Section 16(c) shall be conditioned on Lessor's transferring to Lessee any Engine not installed on the Aircraft at the Return Occasion, without any representation, warranty, or recourse of any kind whatsoever, express or implied, except a warranty that Lessor has good title and that such Engine is free and clear of Liens, other than Liens which Lessee is required to discharge hereunder, or defects in title resulting from acts of Lessee.


                                        16-1

                                                                 PHC 90-047 WKH

          (d) RECORDS. Upon the Return Occasion, Lessee shall deliver to Lessor all logs, manuals, and data and inspection, modification and overhaul records which are required to be maintained with respect thereto under applicable rules and regulations of the FAA.

          (e) SERVICE BULLETIN AND MODIFICATION KITS. At or upon the return of the Aircraft pursuant to this Section 16, Lessee shall deliver to Lessor, at no cost to Lessor, all service bulletin kits furnished without charge by a manufacturer for installation on the Aircraft which have not been so installed together with appropriate instructions for installation. In the event such uninstalled kits were purchased or manufactured by Lessee, then Lessor shall have a right to purchase such kits at Lessee's cost for a period of one hundred eighty days (180) after return.

          (f) CONDITION OF AIRCRAFT. Upon the Return Occasion applicable to the Aircraft, Lessee shall return the Aircraft to Lessor in such condition that the Aircraft shall comply with all of the conditions set forth on Exhibit E hereto.

          (g) FINAL INSPECTION. In connection with the performance by Lessee of the "C" Check (or its equivalent) immediately prior to the Return Occasion, in accordance with the provisions of Paragraph (14) of Exhibit F, Lessee shall make the Aircraft available to Lessor at Lessee's principal maintenance base for detailed inspection, at Lessee's expense, in order to verify that the condition of the Aircraft complies with the requirements set forth above (such inspection being hereinafter referred to as the "Final Inspection"). Lessor shall cause the Final Inspection to be conducted only during those times when the Aircraft is not engaged in operation. Lessee shall give Lessor not less than ten days prior written notice of the commencement date of such Final Inspection. The period allowed for the Final Inspection shall have such duration as to permit the opening of any areas of the Aircraft which would be opened by Lessee to satisfy the requirements of Exhibit E. A Final Inspection shall commence on or before the Expiration Date with respect to the Aircraft and shall continue on consecutive days until all activity required above to be conducted during the Final Inspection has been concluded. To the extent that any portion of the Final Inspection extends beyond the Expiration Date, the Term shall be deemed to have been automatically extended, and the obligation to pay Rent hereunder continued on a daily basis until the Final Inspection shall have been concluded. All storage expenses attributable to any extension of the Term pursuant to preceding sentence shall be payable by Lessee.

          (h) AIRCRAFT DOCUMENTATION. In order to enable Lessor to prepare for the Final Inspection of the Aircraft pursuant to Section 16(g) above, Lessee agrees to make available to Lessor at Lessee's principal maintenance base not later than ten days prior


                                       16-2

                                                                PHC 90-047 WKH

 to the commencement of such Final Inspection, the Aircraft Documents listed on Exhibit B hereto, together with such other documentation regarding the condition, use, maintenance, operation, and history of the Aircraft during Lessee's possession as Lessor may reasonably request.

          (i) CORRECTIONS AND SUBSEQUENT CORRECTIONS. To the extent that the Aircraft or any Engine fails upon the Return Occasion to conform to any requirement imposed by this Lease and particularly Section 16(f), Lessor, at its option, may continue the Lease in effect in the manner provided for in
 Section 16(g) above with regard to automatic extension until such time as the Aircraft is brought up to the condition required by Section 16(f) above or accept the return of the Aircraft and thereafter have any such nonconformance corrected, at such time as Lessor may deem appropriate but not to occur later than ninety days following the return of the Aircraft, at commercial rates then charged by the Person selected by Lessor to perform such correction. Any direct expense incurred by Lessor for such correction shall become Supplemental Rent payable by Lessee within thirty days following the submission of a written statement by Lessor to Lessee, identifying the items corrected and setting forth the expense of such correction. Lessee's obligations to pay such Supplemental Rent shall survive the passage of the Expiration Date or other termination of this Lease.

          (j) ADDITIONAL MAINTENANCE, REPAIR OR OVERHAUL. Upon the Return Occasion and upon written request of Lessor, Lessee shall perform such additional maintenance, repair, or overhaul of the Aircraft as is requested by Lessor in the same manner and with the same care as used for similar aircraft and engines owned by Lessee, provided that Lessor shall pay Lessee at reasonable rates mutually agreed upon in connection with such maintenance, repair, or overhaul, and such additional maintenance, repair or overhaul shall not extend this Lease.

          (k) FUNCTIONAL CHECK FLIGHT. Immediately prior to the expiration of the Term, a qualified pilot and not more than two technical representatives selected by Lessor, in conjunction with Lessee's flight crew, will accomplish a functional check flight in accordance with Lessee's procedures and at Lessee's expense to demonstrate the airworthiness of the Aircraft and proper functioning of all systems and components; provided, that Lessor shall be responsible for the charges of such qualified pilot and technical representatives. At all times during such functional check flight Lessee's flight crew shall be in command of the Aircraft. Any discrepancy or malfunction detected of an airworthiness or operational nature by normal airline standards


                                        16-3

                                                                 PHC 90-047 WKH

 shall be corrected, at Lessee's expense. To the extent possible the functional check flight shall be combined with the return of the Aircraft under Section 16(a).


                                         16-4

                                                                PHC 90-047 WKH

          Section 17. Events OF DEFAULT.

          Any one or more of the following occurrences or events shall constitute an Event of Default:

          (a) Lessee shall fail to make any payment of Rent to Lessor when due under this Lease and such payment shall be overdue for a period of five (5) Business Days;

          (b) Lessee shall fail to obtain and maintain any insurance required under the provisions of Section 12 hereof; or shall operate the Aircraft outside of the scope of the insurance coverage maintained with respect to the Aircraft;

          (c) Any representation or warranty made by Lessee herein or in any document or certificate furnished Lessor in connection herewith or therewith or pursuant hereto, is incorrect at the time given in any material respect;

          (d) Lessee shall fail to perform or observe any other covenant, condition or agreement to be performed or observed by it pursuant to this Lease and such failure shall continue for a period of thirty (30) days after written notice thereof is given by Lessor to Lessee;

          (e) Lessee consents to the appointment of a receiver, trustee or liquidator of itself or of a substantial part of its property, or Lessee admits in writing its inability to pay its debts generally as they come due, or makes a general assignment for the benefit of creditors, or Lessee files a voluntary petition in bankruptcy or a voluntary petition seeking reorganization in a proceeding under any bankruptcy laws (as now or hereafter in effect), or an answer admitting the material allegations of a petition filed against Lessee in any such proceeding, or Lessee by voluntary petition, answer or consent seeks relief under the provisions of any bankruptcy or other similar law providing for the reorganization or winding-up of corporations, or provides for an agreement, composition, extension or adjustment with its creditors;

          (f) An order, judgment or decree is entered by any court, with or without the consent of Lessee, appointing a receiver, trustee or liquidator for Lessee or of all or any substantial part of its property, or all or any substantial part of the property of Lessee is sequestered, and any such order, judgment or decree of appointment or sequestration remains in effect, undismissed, unstayed or unvacated for a period of sixty (60) days after the date of entry thereof;


                                        17-1

                                                                 PHC 90-047 WKH

          (g) A petition against Lessee in a proceeding under the bankruptcy, insolvency or other similar Laws (as now or hereafter in effect) of any Governmental Entity is filed and is not withdrawn or dismissed within sixty days thereafter, or if, under the provisions of any Law providing for reorganization or winding-up of corporations which may apply to Lessee, any court of competent jurisdiction assumes jurisdiction over, or custody or control of, Lessee or of all or any substantial part of its property and such jurisdiction, custody or control remains in effect, unrelinquished, unstayed or unterminated for a period of sixty (60) days;

          (h) A final judgment for the payment of money not covered by insurance in excess of Two Hundred Fifty Thousand Dollars ($250,000), or final judgments for the payment of money not covered by insurance in excess of Five Hundred Thousand Dollars ($500,000) in the aggregate, shall be rendered against Lessee and the same shall remain undischarged for a period of ninety days during which execution thereof shall not be effectively stayed by agreement of the parties involved, stayed by court order or adequately bonded or attachments or other Liens, except for security interests;

          (i) Attachments or other Liens shall be issued or entered against substantially all of the property of Lessee and shall remain undischarged or unbonded for ninety days except for security interests created in connection with monies borrowed or obligations agreed to by Lessee in the ordinary course of its business;

          (j) Lessee shall default in the payment of any obligation for the payment of borrowed money, for the deferred purchase price of property or for the payment of rent or hire under any lease of aircraft which has a principal amount of Seven Hundred and Fifty Thousand Dollars ($750,000) or more (determined in the case of borrowed money by the amount outstanding under the agreement pursuant to which such borrowed money was borrowed, in the case of a deferred purchase price by the remaining balance and in the case of a lease by the present discounted value of the remaining rent or hire payable thereunder (ignoring any fair market renewal)) when the same becomes due if such nonpayment results in an acceleration of such indebtedness; or Lessee shall default in the performance of any other term, agreement or condition contained in any material agreement or instrument under or by which any such obligation is created, evidenced or secured, if the effect of such default is to cause or allow such obligation to become due prior to its stated maturity;

          (k) the occurrence of an "event of default" under and as defined in that certain Irrevocable and Unconditional Guaranty issued by the Guarantor in favor of Lessor; or


                                       17-2

                                                                PHC 90-047 WKH

          (l) the occurrence of an "event of default" under and as defined in any of those certain four Aircraft Lease Agreements, dated June 21, 1988 between Lessor, as lessor, and Lessee, as lessee.


                                       17-3

                                                                PHC 90-047 WKH

          Section 18.  REMEDIES.

          Upon the occurrence of any Event of Default and any time thereafter so long as the same shall be continuing, Lessor may, at its option and without notice to Lessee, exercise one or more of the following remedies as Lessor in its sole discretion shall elect, to the extent available and permitted by, and subject to compliance with any mandatory requirements of, applicable Law then in effect:

          (a) Demand that Lessee, and Lessee shall upon the written demand of Lessor and at Lessee's expense, immediately return the Aircraft to Lessor in the manner specified in such notice, in which event such return shall not be delayed for purposes of complying with the return conditions specified in
 Section 16 hereof (none of which conditions shall be deemed to affect Lessor's possession of the Aircraft) or delay for any other reason. Notwithstanding the foregoing, at Lessor's option Lessee shall be required thereafter to take such actions as would be required by the provisions of this Lease if the Aircraft were being returned at the end of the Term hereof and Lessor agrees to cooperate with Lessee's required actions. In addition, Lessor, at its option and to the extent permitted by applicable Law, may enter upon the premises where all or any part of the Aircraft is located and take immediate possession of and, at Lessor's sole option, remove the same (and/or any engine which is not an Engine but which is installed on the Airframe, subject to the rights of the owner, lessor or secured party thereof) by summary proceedings or otherwise, all without liability accruing to Lessor for or by reason of such entry or taking of possession whether for the restoration of damage to property, or otherwise, caused by such entry or taking, except damages caused by gross negligence or willful misconduct.

          (b) Sell at private or public sale, as Lessor may determine, or hold, use, operate or lease to others the Aircraft as Lessor in its sole discretion may determine, all free and clear of any rights to Lessee.

          (c) Whether or not Lessor shall have exercised, or shall thereafter at any time exercise, any of its rights under paragraph (a) or paragraph (b) of this Section 18, Lessor, by thirty days written notice to Lessee specifying a payment date, may demand that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the payment date specified in such notice, as liquidated damages for loss of bargain and not as a penalty (in lieu of the Basic Rent and Additional Rent due for the period commencing after the date specified for payment in such notice), any unpaid Rent for the Aircraft (prorated in the case of Basic Rent and Additional Rent on a daily basis) to and including the payment date specified in such notice, PLUS the amount, if any, by which the aggregate Basic


                                     18-1

                                                                 PHC 90-047 WKH

 Rent and aggregate Additional Rent for the remainder of the Term, discounted periodically (equal to installment frequency) to present worth at the interest rate of six percent per annum, exceeds the fair market rental value (determined pursuant to the Appraisal Procedure) of the Aircraft for the remainder of the Term after discounting such fair market rental value periodically (equal to installment frequency) to present worth as of the payment date specified in such notice at the interest rate of six percent per annum.

          (d) In the event Lessor, pursuant to Section 18(b) above, shall have sold the Aircraft, Lessor, in lieu of exercising its rights under Section 18(c) above, may, if it shall so elect, demand that Lessee pay Lessor, and Lessee shall pay to Lessor, as liquidated damages for loss of bargain and not as a penalty (in lieu of the Basic Rent and Additional Rent due for the period commencing after such sale occurs), any unpaid Rent for the Aircraft due to and including the date of sale, PLUS the amount by which the Casualty Value of the Aircraft, computed as of the date of such sale, exceeds the net cash proceeds of such sale.

          (e) In the event that Lessor, pursuant to Section 18(b) above, shall have relet the Aircraft under a lease which extends at least to the date upon which the Term for the Aircraft would have expired but for Lessee's default, Lessor, in lieu of exercising its rights under Section 18(c) above with respect to the Aircraft, may, if it shall so elect, demand that Lessee pay Lessor, and Lessee shall pay Lessor, as liquidated damages for loss of bargain and not as a penalty (in lieu of the Basic Rent and Additional Rent for the Aircraft due after the time of reletting) any unpaid Rent for the Aircraft due up to the date of reletting, PLUS the amount, if any, by which the aggregate Basic Rent and aggregate Additional Rent for the Aircraft, which would otherwise have become due over the Term, discounted periodically (equal to installment frequency) to present worth as of the date of reletting at the interest rate of six percent per annum, exceeds the aggregate basic rental payments to become due under the reletting from the date of such reletting to the date upon with the Term for the Aircraft would have expired but for Lessee's default, discounted periodically (equal to installment frequency) to present worth as of the date of the reletting at the interest rate of six percent per annum.

          (f) Proceed by appropriate court action or actions, either at law or in equity, to enforce performance by Lessee of the applicable covenants of this Lease and to recover damages for the breach thereof and to rescind this Lease.

          (g) Terminate the Lease by written notice, which notice shall be effective upon dispatch.


                                    18-2

                                                                 PHC 90-047 WKH

          In addition to the foregoing, Lessee shall be liable for any and all unpaid Rent during or after the exercise of any of the aforementioned remedies, together with interest on such unpaid amounts at the Interest Rate, and until satisfaction of all of Lessee's obligations to Lessor hereunder and for all reasonable legal fees and other reasonable costs and expenses incurred by Lessor by reason of the occurrence of any Event of Default or the exercise of Lessor's remedies with respect thereto, including all costs and expenses incurred in connection with the return of the Aircraft in accordance with the terms of Section 16 hereof or in placing the Aircraft in the condition and with airworthiness certification as required by such Section.

          In effecting any repossession, Lessor, its representatives and agents, to the extent permitted by law shall: (i) have the right to enter upon any premises where it reasonably believes the Aircraft, the Airframe, an Engine or Part to be located; (ii) not be liable, in conversion or otherwise, for the taking of any personal property of Lessee which is in or attached to the Aircraft, the Airframe, an Engine or Part which is repossessed; provided, however, that Lessor shall return to Lessee all personal property of Lessee or its passengers which were on the Aircraft at the time Lessor re-takes possession of the Aircraft; (iii) not be liable or responsible, in any manner, for any inadvertent damage or injury to any of Lessee's property in repossessing and holding the Aircraft, the Airframe, an Engine or Part, except for that caused by or in connection with Lessor's gross negligence or willful acts; (iv) have the right to maintain possession of and dispose of the Aircraft, the Airframe, an Engine or Part on any premises owned by Lessee or under Lessee's control; and (v) have the right to obtain a key to any premises at which the Aircraft, the Airframe, an Engine or Part may be located from the landlord or owner thereof.

          If reasonably required by Lessor, Lessee, at its sole expense, shall assemble and make the Aircraft, the Airframe, an Engine or Part available at a place designated by Lessor in accordance with Section 16 hereof. Lessee hereby agrees that, in the event of the return to or repossession by Lessor of the Aircraft, the Airframe, an Engine or Part, any rights in any warranty (express or implied) heretofore assigned to Lessee or otherwise held by Lessee shall without further act, notice or writing be assigned or reassigned to Lessor, if assignable. Lessee shall be liable to Lessor for all reasonable expenses, disbursements, costs and fees incurred in (i) repossessing, storing, preserving, shipping, maintaining, repairing and refurbishing the Aircraft, the Airframe, an Engine or Part to the condition required by Section 16 hereof and
 (ii) preparing the Aircraft, the Airframe, an Engine or Part for sale or lease, advertising the sale or lease of the Aircraft, the Airframe, an Engine or Part and selling or releasing the Aircraft, the Airframe,


                                        18-3

                                                                .PHC 90-047 WKH

 an Engine or Part. Lessor is hereby authorized and instructed, at its option, to make reasonable expenditures which Lessor considers advisable to repair and restore the Aircraft, the Airframe, an Engine or Part to the condition required by Section 16 hereof, all at Lessee's sole expense.

         At any public sale of the Aircraft, the Airframe, an Engine or Part pursuant to this Section, both Lessor and Lessee may bid for and purchase such property and Lessee agrees that the amounts paid therefor shall be used in the computation contemplated herein.

         No remedy referred to in this Section 18 is intended to be exclusive, but, to the extent permissible hereunder or under applicable Law, each shall be cumulative and in addition to any other remedy referred to above or otherwise available to Lessor at Law or in equity; and the exercise or beginning of exercise by Lessor of any one or more of such remedies shall not preclude the simultaneous or later exercise by Lessor of any or all of such other remedies. No express or implied waiver by Lessor of any Default or Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Default or Event of Default.


                                      18-4

                                                                 PHC 90-047 WKH

         Section 19. ALIENATION.

         Lessor shall have the right at its sole cost and expense to assign, sell or encumber any interest of Lessor in the Aircraft or this Lease and/or the proceeds hereof subject to the rights of Lessee under the provisions of this Lease. To effect or facilitate any such assignment, sale or encumbrance, Lessee agrees to provide, at Lessor's sole cost and expense, such agreements, consents, conveyances or documents as may be reasonably requested by Lessor, which shall include, without limitation, an unrestricted release of Lessor from its obligations under this Lease; provided, however that such release shall not release Lessor from any liability hereunder which arose prior to any such assignment, sale, or encumbrance. Lessee hereby agrees that it will not assert against an assignee any claim or defense which it may have against Lessor. The agreements, covenants, obligations, and liabilities contained herein including, but not limited to, all obligations to pay Rent and indemnify each Indemnitee are made for the benefit it of each Indemnitee and their respective successors and assigns.


                                       19-1

                                                                PHC 90-047 WKH

         Section 20. MISCELLANEOUS.

         (a) SEVERABILITY, AMENDMENT AND CONSTRUCTION. Any provision of this Lease which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof; any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Law, Lessee hereby waives any provisions of Law which renders any provisions hereof prohibited or unenforceable in any respect. This Lease supercedes any prior or contemporaneous agreements, whether oral or in writing, of the parties hereto and shall constitute the entire agreements of the parties hereto. No term or provision of this Lease may be changed, waived, discharged or terminated orally, but only by an instrument in writing expressed to be a supplement to this Lease signed under hand by an officer of the party against which the enforcement of the change, waiver, discharge or termination is sought. This Lease shall constitute an agreement of lease, and nothing herein shall be construed as conveying to Lessee any right, title or interest in the Aircraft or any Engine or Part except as a lessee only. The headings in this Lease are for convenience of reference only and shall not define or limit any of the terms of provisions hereof. Whenever required by the context hereof, the singular shall include the plural and vice versa. Reference to this Lease shall mean this Lease as amended or supplemented from time to time.

         (b) GOVERNING LAW; JURISDICTION. This Lease shall in all respects be governed by, and construed in accordance with, the laws of the State of California, except to the extent where those laws are governed by the federal laws of the United States including all matters of construction, validity and performance. Lessee hereby irrevocably consents that any legal action or proceeding against it or any of its assets with respect to the Lease may be brought in any jurisdiction where Lessee or any of its assets may be found, or in any court of the State of California or any Federal court of the United States of America located in San Francisco, California, United States of America, or both, as Lessor may elect, and by execution and delivery of this Lease Lessee hereby irrevocably submits to and accepts with regard to any such action or proceeding, for itself and in respect of its assets, generally and unconditionally, the jurisdiction of the aforesaid courts. Lessee hereby irrevocably designates, appoints and empowers C T Corporation System at its principal office in Los Angeles, California, currently located at 800 South Figueroa Street 90017, as its authorized agent for service of process in the State of California in any suit or proceeding with respect to this Lease. A copy of any such process served on such agent shall be promptly forwarded by airmail by the person commencing such proceeding to


                                       20-1

                                                                PHC 90-047 WKH

Lessee at its address set forth on Exhibit C hereto, but the failure of Lessee to receive such copies shall not affect in any way the service of such process as aforesaid. Lessee further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified airmail, postage prepaid, to Lessee at its address set forth on Exhibit C hereto. The foregoing, however, shall not limit the rights of Lessor to serve process in any other manner permitted by Law or to bring any legal action or proceeding or to obtain execution of judgment in any jurisdiction. Lessee further agrees that final judgment against Lessee in any action or proceeding in connection with this Lease shall be conclusive and may be enforced in any other jurisdiction within or outside the United States of America by suit on the judgment, a certified or exemplified copy of which shall be conclusive evidence of the fact and the amount of Lessee's indebtedness. Lessee hereby irrevocably waives, to the fullest extent permitted by law, any objection which Lessee may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Lease brought in the State of California, and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in the State of California has been brought in an inconvenient forum.

         (c) NOTICES. All notices required under the terms and provisions hereof shall be in writing, shall be sent to Lessor or Lessee at their respective addresses set forth on Exhibit C hereto (or such other addresses as the parties may designate from time to time in writing) and such notice shall become effective upon the earlier of actual receipt or the fifth day following the date such notice is sent.

         (d) LESSOR'S RIGHT TO PERFORM FOR LESSEE. If Lessee fails to make any payment of Supplemental Rent required to be made by it hereunder or fails to perform or comply with any covenant, agreement or obligation contained herein, Lessor shall have the right but not the obligation to make such payment or conform or comply with such agreement, covenant or obligation, and the amount of such payment and the amount of the reasonable expenses of Lessor incurred in connection with such payment or the performance thereof or compliance therewith, together with interest thereon at the Interest Rate, shall be payable by Lessee to Lessor (as Supplemental Rent) upon demand. Lessor agrees to notify Lessee in writing prior to making any payment under this Section 20(d), unless the Aircraft will be in danger of loss, sale, confiscation, forfeiture or seizure should such payment not be made. The taking of any such action by Lessor pursuant to this Subsection 20(d) shall not constitute a waiver or release of any obligation of Lessee under the Lease, nor a waiver of any Event of Default which may arise out of Lessee's nonperformance of such obligation, nor


                                       20-2

                                                                PHC 90-047 WKH

an election or waiver by Lessor of any remedy or right available to Lessor under or in relation to this Lease.

         (e) COUNTERPARTS. This Lease may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. To the extent, if any, that this Lease constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction) no security interest in this Lease may be created through the transfer or possession of any counterpart other than the counterpart which has been marked "Original" on the signature page thereof.

         (f) QUIET ENJOYMENT. Lessor covenants that so long as an Event of Default shall not have occurred and be continuing, Lessee shall quietly enjoy the Aircraft and all rents, revenues, profits and income thereto, without interference by Lessor, or by any Person lawfully claiming by or through Lessor.

         (g) BROKERS. Each party agrees to indemnify and hold the other harmless from and against any and all claims, suits, damages, costs and expenses (including, but not limited to reasonable attorneys' fees) asserted by any agent, broker or other third party for any commission or compensation of any nature whatsoever based upon the lease of the Aircraft, if such claim, damage, cost or expense arises out of any action or alleged action by the indemnifying party, its employees or agents.


                                       20-3

                                                                PHC 90-047 WKH

         IN WITNESS WHEREOF, Lessor and Lessee, each pursuant to due authority, have each caused this Lease to be executed BY their duly authorized officers as of the DAY and year first above written.

                                       LESSOR:

                                       POLARIS HOLDING COMPANY

                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------

                                       LESSEE:

                                       ALOHA AIRLINES, INC.

                                       By: [Illegible]
                                          -----------------------------------
                                       Title: SENIOR VICE-PRESIDENT, FINANCE
                                              AND CHIEF FINANCIAL OFFICER
                                             --------------------------------

                                       By: [Illegible]
                                          -----------------------------------
                                       Title: SENIOR VICE-PRESIDENT,
                                              OPERATIONS
                                             --------------------------------


                                      -S-

                                                                PHC 90-047 WKH

         IN WITNESS WHEREOF, Lessor and Lessee, each pursuant to due authority, have each caused this Lease to be executed by their duly authorized officers as of the day and year first above written.

                                       LESSOR:

                                       POLARIS HOLDING COMPANY

                                       By: [Illegible]
                                          -----------------------------------
                                       Title: VICE-PRESIDENT; ASSOCIATE
                                              GENERAL COUNSEL
                                             --------------------------------

                                       LESSEE:

                                       ALOHA AIRLINES, INC.

                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------

                                       By:
                                          -----------------------------------
                                       Title:
                                             --------------------------------


                                      -S-

                                                                PHC 90-047 WKH

                                   EXHIBIT A

                                      TO

                           AIRCRAFT LEASE AGREEMENT

                     SCHEDULE AND DESCRIPTION OF AIRCRAFT


                                        MODEL AND          MANUFACTURER'S
ITEM           MANUFACTURER            CONFIGURATION       SERIAL NUMBER
----           ------------            -------------       --------------
Aircraft       The Boeing Company        737-2M6C              21809

Engines        Pratt & Whitney           JT8D-15               P702833B

                                                               P702835B

CONFIGURATION

At the time of delivery the passenger cabin shall be in 112 Economy seats configuration with a quantity of four galleys.

Installed Galleys shall be JAMCO manufacture type B1 730-1 Galley System.

All passenger seats provided shall be Jepson Burns Economy type.

All passenger seats and flight attendant seats shall be fire blocked in accordance with FAR 25.853 Appendix F.

ADDITIONAL EQUIPMENT

Annexed hereto as Exhibit A-1 is a list describing additional equipment which is part of this Lease.

                                                                PHC 90-047 WKH

                                  EXHIBIT A-1

                                      TO

                           AIRCRAFT LEASE AGREEMENT

                             ADDITIONAL EQUIPMENT

                                  FLIGHT DECK

ITEM       DESCRIPTION                 QTY       LOCATION
----       -----------                 ---       --------
1          CRASH AXE                   1         FLIGHT DECK ENTRANCE LH
                                                 SIDE

2          ASBESTOS GLOVES             1         FLIGHT DECK RH SIDE REAR
                                                 OF F/O'S SEAT

3          CAPT'S SEAT BELT ASSY       1

4          CAPT'S LIFE VEST            1         BACK OF CAPT'S SEAT

5          CAPT'S SMOKE GOGGLES        1         CAPT'S SIDEWALL RECEPTACLE

6          CAPT'S OXYGEN MASK          1         LH SIDE ROOF AREA

7          CAPT'S HEADSET ASSY         1         CAPT'S SIDEWALL AREA

8          CAPT'S ESCAPE TAPE          1         LH SIDE ROOF RECEPTACLE

9          CAPT'S ANTI GLARE SHIELD    2         LOCATION IN 4 AND 5 EYEBROW
                                                 WINDOWS LH

10         CAPT'S SUNVISOR (STOWED)    1         LH SIDE LOWER SIDEWALL
                                                 RECEPTACLE

11         F/O'S SEAT BELT ASSY        1

12         F/O'S LIFE VEST             1         BACK OF F/O'S SEAT

13         F/O'S SMOKE GOGGLES MASK    1         F/O'S SIDEWALL RECEPTACLE

14         F/O'S OXYGEN MASK           1         RH SIDE ROOF AREA

15         F/O'S HEADSET ASSY          1         F/O'S SIDEWALL, AREA

16         F/O'S ESCAPE TAPE           1         RH SIDE ROOF RECEPTACLE


                                      A-1-1

                                                                PHC 90-047 WKH

17         F/O'S ANTI GLARE SHIELD     2         LOCATED IN 4 AND 5 EYEBROW
                                                 WINDOWS RH

18         F/O'S SUNVISOR (STOWED)     1         RH SIDE LOWER SIDEWALL
                                                 RECEPTACLE

19         C02 FIRE EXTINGUISHER       1         RH SIDE LOWER REAR SIDEWALL

20         SMOKE HOOD                  1         FLIGHT DECK RH SIDE REAR
                                                 OF F/O'S SEAT

21         SPARE FILAMENTS             1         RECEPTACLE BELOW F/O'S
                                                 SIDEWALL AIR LOUVRE

22         OBSERVER'S SEAT BELT        2

23         OBSERVER'S LIFE VEST        2         ONE BACK OF CAPT'S SEAT
                                                 ONE BACK OF F/O'S SEAT

24         OBSERVER'S SMOKE GOGGLES    2         OBSERVER'S SEAT RECEPTACLE
                                                 ONE AT EACH STATION

25         OBSERVER'S OXYGEN MASK      2         ONE ABOVE EACH STATION

26         EMERGENCY TRANSMITTER       1         FITTED UNDER 2ND OBS'S SEAT

27         HAND MIC - LM 096           1         REAR CENTRE PEDESTAL

28         CURTAIN ASSY                1         RH SIDE GALLEY

29         SERVICE DOOR ESCAPE SLIDE   1         RH SERVICE DOOR

30         SERVICE DOOR SAFETY STRAP   1         RH SIDEWALL FWD OF DOOR CUTOUT

31         PAX DOOR ESCAPE SLIDE       1         LH ENTRANCE DOOR

32         PAX DOOR SAFETY STRAP       1         LH SIDEWALL REAR OF DOOR
                                                 CUTOUT

33         FWD ATTENDANT SEAT          2         ENTRANCE LH B/HD BEHIND
           BELTS ASSY                            SEAT


                                      A-1-2

                                                                PHC 90-047 WKH

34      FWD ATTENDANT LIFE VESTS     2         BEHIND ATTENDANTS SEAT BACK

35      3 LBS BCF FIRE               1         LH OUTBOARD SIDE OF
        EXTINGUISHER                           ATTENDANTS SEAT INSTALLATION

36      EMERGENCY TORCH              1         ABOVE ATTENDANTS SEAT

37      FIRE EXTINGUISHER H20        1         FWD PAX DOOR ESCAPE SLIDE
                                               COVER

38      CURTAIN ASSY                 1         FIRST CLASS COMPT. ENTRANCE

39      PORTABLE OXYGEN BOTTLE       1         WINDSCREEN LOCKER - LH SIDE

40      DUST PAN                     1         WINDSCREEN LOCKER - COMPT. 7-06

41      POWER MEGAPHONE              1         WINDSCREEN LOCKER - COMPT. 7-05

                               PAX CABIN AREA

42      PAX SEAT BELT ASSY           112       ONE SEAT EACH SEAT

43      PAX LIFE VESTS               112       POCKET UNDER EACH SEAT

44      ESCAPE TAPES                 2         AT OVERWING EXITS (1 EACH)

45      EMERGENCY TRANSMITTER        1         RH REAR BULKHEAD

46      A/C MICROFILM MANUALS        1         GALLEY COMPT. 3.16

47      POWER MEGAPHONE              1         LOWER RH REAR BULKHEAD

48      POTABLE OXYGEN               3         LOWER LH REAR BULKHEAD
        BOTTLES PLUS MASK

49      BCF FIRE EXTINGUISHER        1         RH REAR BULKHEAD

50      H20 FIRE EXTINGUISHER        1         RH REAR BULKHEAD

                               AFT GALLEY AREA

51      CURTAIN ASSY                 1         RH GALLEY ENTRANCE

52      SERVICE DOOR ESCAPE          1         RH SIDE SERVICE DOOR


                                  A-1-3

                                                                PHC 90-047 WKH

53      SERVICE DOOR SAFETY STRAP    1         RH SIDE FWD OF DOOR CUTOUT

54      ATTENDANTS SEAT BELTS        4         LH AFT BULKHEAD

55      ATTENDANTS SEAT VESTS        4         BEHIND ATTENDANTS SEAT

56      PAX DOOR ESCAPE SLIDE        1         LH ENTRANCE DOOR

57      PAX DOOR SAFETY STRAP        1         FWD OF DOOR CUTOUT

58      EMERGENCY TORCH -            1         O/B OF EACH ATTENDANTS STATION
        V8-UEB/UEC

                               FWD & AFT CARGO HOLDS

59      CARGO NET ASSY               1         AFT HOLD DOOR AREA

60      CARGO NET ASSY               1         FWD HOLD DOOR AREA

61      TRASH BINS                   2         FWD LAVATORY

62      TRASH BINS                   2         REAR LAVATORY LH

63      TRASH BINS                   2         REAR LAVATORY RH

64      ROYLIN DRAIN CAPS            2         BOTH EXTERNAL DRAIN POINTS

                                OTHER EQUIPMENT

65      CARGO BARRIER NET            1

66      FIRE EXTINGUISHER            1
        WITH APPLICATOR

67      LIFE RAFT                    1

68      LIFE RAFT                    1

69      LIFE RAFT                    1

70      SIDEWALL PROTECTER           2

71      THRESHOLD PROTECTER          1

72      EMERGENCY WATER              4

73      SMOKE DIVIDER ASSY           1
        FWD, CNT, AF


                                      A-1-4

                                                                PHC 90-047 WKH

74         DOOR AND TWO SUPPORT        1

75         SUPPORT ASSY                1

76         TAIL STEADY                 1

77         PLT. 65-64500-337           1

78         PLT. 46966-106              1

79         PLT. 46966-107              1

80         PLT. 65-64500-336           1

81         PIT. 65-64500-335           1

82         PIT. 65-64500-334           1

83         PLT. 65-64500-338           1

84         PLT. 65-64500-333           1

85         PLT. 65-64500-288           1

86         PLT. 65-64500-288           1

87         PLT. 65-64500-288           1

88         PIT. 65-64500-288           1

89         PLT. 65-64500-228           1

90         PLT. 65-64500-288           1


                                      A-1-5

                                                                PHC 90-047 WKH

                                  EXHIBIT A-2

                                      TO

                           AIRCRAFT LEASE AGREEMENT

                   DOCUMENTS DELIVERED ON THE DELIVERY DATE

                              (LATEST REVISIONS)


1.   Approved Flight Manual                  1                    paper

2.   B737 Maintenance Manual                 microfilm

3.   B737 Illustrated Parts Catalogue        microfilm            paper

4.   B737 Wiring Diagram Manual              1                    paper

5.   B737 Weight & Balance Manual            1                    paper

6.   Current Weight Report                   1                    paper

7.   APU Log Book                            1                    paper

8.   Service Bulletin/
     Accomplishment Record

9.   Airworthiness Directive
     Compliance Status

10.  Rotable Component                        1 set               paper
     History Cards

11.  Rotable Time Control Data Run             2                  paper

12.  Engine Build Log -                        2 per engine       paper
     Time Limited Items

13.  Aircraft Maintenance Records              1 set              paper


                                      A-2-1

                                                               PHC 90-047 WKH

                                    EXHIBIT B
                                       to
                            AIRCRAFT LEASE AGREEMENT

                                AIRCRAFT DOCUMENTS

 A.       CERTIFICATES

          -     FAA Certificate of Airworthiness

 B.       AIRCRAFT STATUS RECORDS

          -     Log Books
          -     Airframe Maintenance Status Report
          -     Supplemental Structural Inspection Document Status
                (if applicable)
          -     Manufacturer's Service Bulletin Status Report
          -     Airworthiness Directive Compliance Report
                (terminated and repetitive)
          -     Modification Status Report List
                (documents will be provided upon request)
          -     Last Weighing Report
          - List of Life Limited Components with remaining hours/cycles

 C.      AIRCRAFT MAINTENANCE RECORDS (last heavy maintenance visits)

         -      Test Flight Reports
         -      X-ray pictures
         -      Last annual check and heaviest maintenance check Work
                Cards

 D.       AIRCRAFT HISTORY RECORDS

         -     Aircraft Maintenance History Cards
         -     Service Difficulty Report
         -     Accident or Incident Report (Major Structural Repair)

 E.       ENGINE RECORDS (for each engine)

         -      Last overhaul and repair documents
         -      Airworthiness Directive Compliance Report
                (terminated and repetitive)
         -      Manufacturer's Service Bulletin Status Report

                                                                 PHC 90-047 WKH

         - List of Time Controlled Components with remaining hours and cycles
         -      Modification Status Report
         -      Engine Disc Sheets
         -      Engine Build Specifications

 F.       APU RECORDS

         -      Last Overhaul and Repair Documents
                (including modification status)
         -      Airworthiness Directive Compliance Report
                (terminated and repetitive)
         -      Manufacturer's Service Bulletin Status Report
         - List of Time Controlled Components with remaining hours/cycles
         -      Modification Status Report

 G.       COMPONENT RECORDS

         -      Time Controlled Component Status Report with Tags

 H.       MANUALS

         -      Airplane Flight Manual
                (Manufacturer Approved, FAA Approved)
         -      Flight Crew Operating Manual
         -      Weight and Balance Manual
         -      Wiring Diagram Manual
                (microfilm and hard copy if available)
         -      Illustrated Parts Catalog (microfilm)
         -      Aircraft Maintenance Manual (microfilm)
         - Manufacturer's Engine Maintenance Manual and any approved engineering changes, as applicable

 I.       MISCELLANEOUS TECHNICAL DOCUMENTS

         -     Maintenance Program Specifications
         -     Interior Configuration Drawings
         -     Original Delivery Documents
         -     Loose Equipment Inventory

                                                                 PHC 90-047 WKH

                                    EXHIBIT C
                                       to
                            AIRCRAFT LEASE AGREEMENT

                              DEFINITIONS AND VALUES

 Additional Rent:                                 The Additional Rent shall be in the
                                                  amount and payable throughout the Term
                                                  as specified in Letter Agreement No.
                                                  1 to this Lease Agreement.

 Basic Rent:                                      The Basic Rent shall be in the amount
                                                  and payable throughout the Term as
                                                  specified in Letter Agreement No. 1 to
                                                  this Lease Agreement.

 Basic Rent Payment                               The Basic Rent Payment Date shall be
 Date:                                            as specified in Letter Agreement No.
                                                  1 to this Lease Agreement.

 Casualty Value:                                  Fifteen Million Dollars ($15,000,000)

 Country of Organization:                         USA

 Country of Registration:                         USA

 Deductible Amount:                               Five Hundred Thousand Dollars ($500,000)

 Interim Rent:                                    The Interim Rent shall be in the amount
                                                  and payable as specified in Letter
                                                  Agreement No. 1 to this Lease
                                                  Agreement.

 Interim Rent Payment                             The Interim Rent Payment Date shall be
 Date:                                            as specified in Letter Agreement No.
                                                  1 to this Lease Agreement.

 Initial Term:                                    The Initial Term shall commence on the
                                                  Delivery Date and expire July 31, 1997.

 Delivery Location:                               Brunei International Airport, Brunei
                                                  Darussalem.

 Engine Manufacturer:                             Pratt & Whitney.

 Estimated Delivery                               July 17, 1990
 Date:

                                                                 PHC 90-047 WKH

 Interest Rate:                                   Citibank, N.A.'s prime rate plus three
                                                  percent (3%) per annum, but not to
                                                  exceed the maximum amount permitted by
                                                  Law.

 Last Basic Rent                                  The Last Basic Rent Payment Date for
 Payment Date:                                    the Aircraft shall be on July 31, 1997,
                                                  subject to extension as provided in
                                                  Section 3(f) of the Lease.

 Lease Identification:                            "Leased from Polaris Holding Company,
                                                  as Owner and Lessor."

 Lessee's Address:                                Aloha Airlines, Inc.
                                                  371 Aokea Street
                                                  Honolulu, Hawaii 96819
                                                  Attention: Vice President - Finance
                                                  and Chief Financial Officer

 Lessor's Address:                                Polaris Holding Company
                                                  Four Embarcadero Center
                                                  40th Floor
                                                  San Francisco, California 94111-4146
                                                  Attention: Chief Financial Officer

 Manufacturer:                                    The Boeing Company

 Payment Location:                                Wells Fargo Bank N.A. for the account
                                                  of Polaris Holding Company, Account
                                                  No. 4001-199645, at San Francisco Main
                                                  Office, 420 Montgomery Street, San Francisco,
                                                  California 94104 ABA #1 21000248 with
                                                  sufficient information to identify the source
                                                  and application of payments made to
                                                  such account.

 Public Liability and
 Property Damage Insurance:                       Three Hundred Million Dollars
                                                  ($300,000,000)

 Return Location:                                 Los Angeles International Airport or
                                                  such other location in the Western Continental
                                                  United States as may be designated in a notice
                                                  from Lessor to Lessee, or such other
                                                  location as may be mutually acceptable to
                                                  the parties.

                                                                 PHC 90-047 WKH

                                    EXHIBIT D
                                       to
                            AIRCRAFT LEASE AGREEMENT

                           LEASE SUPPLEMENT NO. ______

          LEASE SUPPLE MENT NO.___, dated _________________________, 199__, between Polaris Holding Company, a Delaware corporation (Lessor), and Aloha Airlines, Inc., a corporation organized under the laws of the State of Hawaii (Lessee).

          Lessor and Lessee have previously entered into that certain Aircraft Lease Agreement dated as of July _ , 1990 (herein called the "Lease" and the defined terms therein being hereinafter used with the same meaning). The Lease provides for the execution and delivery from time to time of a Lease Supplement substantially in the form hereof for the purpose of leasing the aircraft described below under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof.

          The Lease relates to the Aircraft, Parts and Engines as more precisely described below. A counterpart of the Lease is attached hereto and this Lease Supplement and the Lease shall form one document.

          In consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

          1. Lessor hereby delivers and leases to Lessee under the Lease and Lessee hereby accepts and leases from Lessor under the Lease, that certain Boeing 737-2M6C commercial jet aircraft, Airframe and the two Pratt & Whitney JT8D-15 Engines (each of which Engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower) described in Schedule 1 herewith (Delivered Aircraft).

          2. The Delivery Date of the Delivered Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

          3. The Term for the Delivered Aircraft shall commence on the Delivery Date and shall end on the Expiration Date, which shall be July 31, 1997, subject to extension as provided in Section 3(f) of the Lease.

                                                                 PHC 90-047 WKH

          4. Lessee hereby confirms to Lessor that (i) within forty-eight (48) hours of the Delivery Date, the Delivered Aircraft and each Engine installed thereon or belonging thereto have been duly marked in accordance with the terms of Section 6(f) of the Lease, (ii) Lessee has accepted the Delivered Aircraft for all purposes hereof and of the Lease, and (iii) Lessee has inspected the Delivered Aircraft and the Delivered Aircraft satisfies the conditions set forth in the Lease.

          5. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in the Lease Supplement to the same extent as if fully set forth herein.

          6. The Lease Supplement may be executed in any number of counterparts, each of such counterparts, except as provided in Section 20(e) of the Lease, shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Lease Supplement.

          IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement No. 1 to be duly executed as of the day and year first above written.

                                     LESSOR,

                                     POLARIS HOLDING COMPANY


                                     By _______________________________________
                                     Title:


                                     LESSEE,

                                     ALOHA AIRLINES, INC.

                                     By _______________________________________
                                     Title:

                                     By _______________________________________
                                     Title:

                                                                 PHC 90-047 WKH

                                   SCHEDULE I

                                       TO

                            LEASE SUPPLEMENT NO. _____

                                     Boeing
                                 Model 737-2M6C
                                    AIRFRAME

 FAA
 Registration         Manufacturer's
 Number               Serial No.              Total Time*         Total Cycles*
 ------------         --------------          -----------         -------------
 N805AL               21809                  ______________      _____________



                                  Installed two
                             Pratt & Whitney Engines
                             -----------------------



 Model No.            Serial No.              Total Time*         Total Cycles*
 ---------            ----------              -----------         -------------
 JT8D-15              P702833B                _______________     _____________

 JT8D-15              P702835B                _______________     _____________

 Each of the above-described Aircraft Engines is 750 or more rated takeoff horsepower or its equivalent.

 *The total time and total cycles referred to above are as of ____________Time, _______________, 1990. Such times and cycles are within hours and cycles of the actual hours and cycles at the time of this Lease Supplement.

                                                                 PHC 90-047 WKH

                                    EXHIBIT E
                                       to
                            AIRCRAFT LEASE AGREEMENT

                          RETURN CONDITION REQUIREMENTS

                   In addition to the requirements set forth in Section 16 of the Lease, on or before the Expiration Date, Lessee, at its own expense, shall return the Aircraft in compliance with all of the following provisions:

                   (1) The Aircraft shall have theretofore been maintained in accordance with Section 6(d) of the Lease with the same care and consideration for the technical condition of the Aircraft as if it were to have been kept in continued regular service by Lessee.

                   (2) The Aircraft, in the reasonable opinion of Lessor, shall be clean by domestic commercial airline standards. The cockpit shall be repainted and placards replaced as required.

                   (3) The Aircraft shall have installed the full complement of Engines (as used herein the term "Engines" includes engines for which title will be transferred to Lessor pursuant to Section 16(c) of the Lease) and other equipment, parts, components, accessories, and loose equipment as would remain installed on the Aircraft were Lessee to continue operating the same in continued regular passenger service, each such item functioning in accordance with its intended use.

                   (4) The Aircraft shall comply with the Manufacturer's original specifications therefor, as revised up to the date of return hereunder.

                   (5) The Aircraft shall comply with all outstanding U.S. Federal Aviation Regulations and Airworthiness Directives issued by the FAA affecting such model aircraft which by their terms require compliance on or before the expiration date of this Lease. All Airworthiness Directives relating to fuselage structure shall be complied with by terminating action if such action is authorized by the FAA.

                   (6) The Aircraft shall meet the requirements for airworthiness certification by the FAA. Lessee will permanently repair any damage to the Aircraft that exceeds FAA limits for operation without restriction.

                                                                 PHC 90-047 WKH

                   (7) The Aircraft, in the reasonable opinion of Lessor, shall be in as good operating condition as when delivered to Lessee hereunder, ordinary wear and tear excepted.

                   Those items in the interior of the Aircraft which are determined by Lessor, in its reasonable opinion, to be defective shall be replaced or repaired by Lessee.

                   (8) Lessee's distinctive markings, such as name and logo, shall be removed from the Aircraft and such areas on the Aircraft shall be repainted in a good quality white paint all in accordance with reasonable standard industry practice so as to produce a uniform appearance. Lessee shall prepare the Aircraft for such repainting by restoring aerodynamic sealer to any area stripped of paint. Wing and tail surfaces normally painted will be so retouched upon return of the Aircraft. All such painting is to be accomplished with feathering and blending of chips and bare spots so as to result in a uniformly smooth aerodynamic surface.

                   (9) The Aircraft shall be in compliance with Service Bulletins issued at the time of return as accomplished on similarly configured aircraft in Lessee's fleet performing like missions.

                 (10) Lessee shall adhere strictly to the corrosion prevention and treatment cards as prescribed in the Maintenance Program.

                 (11) The Aircraft, except as otherwise provided in the Lease or as consented to by Lessor, shall be in substantially the same configuration (including, but not limited to, interior seating configuration, galleys and lavatories) as when such Aircraft was originally delivered to Lessee hereunder.

                 (12) Neither the Aircraft nor any Engine shall have any open, deferred or placarded log book items.

                 (13) At the end of the Term of the Lease, upon the written request of Lessor, at Lessee's expense, Lessee shall apply for an Export Certificate of Airworthiness for the Aircraft; provided, however, that Lessee shall not be responsible for any cost or expense associated with overhauling or modifying the Aircraft in order to obtain such Export Certificate.

                 (14) Upon return of the Aircraft, all "D" check (or its equivalent) and structural inspection items on the Airframe shall have an average of at least fifty percent (50%) of the allowable hours remaining until the next scheduled "D" check (or its equivalent) in accordance with the Maintenance Program, but in no event less than five thousand (5,000) hours so remaining.

                                                                 PHC 90-047 WKH

                 (15) A completed "C" Check (or its equivalent) shall have been accomplished immediately prior to the Return Occasion in accordance with the Maintenance Program, including such structural inspection in accordance with the Boeing Structural Maintenance Planning document which are normally part of the "C" Check with all deficiencies corrected.

                 (16) Immediately prior to the Return Occasion each Engine shall have just completed a hot and cold section borescope in accordance with the Maintenance Program or Engine Manufacturer's Maintenance Manual and any defects discovered in such inspection, which exceed the Engine manufacturer's limits, shall be corrected at Lessee's expense.

                 (17) No Engine shall be on "Watch" or have any non-transferable time extensions and each such Engine shall comply with the operations specification of Lessee without waiver or exceptions.

                 (18) Each time controlled component (whether controlled in hours, cycles or by calendar) on the Aircraft, excluding the Engines, the APU and the landing gear (but including any time controlled components thereon) shall have remaining no less than fifty percent (50%) of its allowable time remaining between scheduled overhauls or replacements. Lessee may remove and replace any time controlled component in order to comply with return conditions herein set forth; provided that the replacement component has an equivalent or later part number, has a value, remaining warranty and modification status at least equal to the replaced component and is completely interchangeable as to form, fit and function and provided further that the replacement component has at least an equal number of hours or calendar time remaining, as the case may be, as the replaced component.

                 (19) The discs in each Engine shall have an average of fifty percent (50%) of their allowable life remaining with no discs having less than six thousand (6,000) hours or cycles (whichever is the more limiting factor) remaining until the next restriction.

                 (20) Each landing gear shall have fifty percent (50%) of its allowable time between overhauls or major shop visits remaining and no less than twenty-five thousand (25,000) cycles of total life remaining.

                 (21) The auxiliary power unit (APU) of the Aircraft when returned to Lessor shall be returned with not less than fifty percent (50%) of the allowable time remaining until the next scheduled shop visit if the APU is being maintained on a hard-time basis in accordance with Lessee's Maintenance Program and in any event not more than six months shall have elapsed since the last

                                                                 PHC 90-047 WKH

 shop visit. If Lessee's Maintenance Program provides for a borescope inspection of the APU, such borescope inspection shall be accomplished immediately Prior to return and any discrepancies found shall be corrected by Lessee.

                                                                 PHC 90-047 WKH

                                    EXHIBIT F
                                       to
                            AIRCRAFT LEASE AGREEMENT

                          LIST OF PERMITTED AIR CARRIERS

      Aer Lingus
      All Nippon Airways
      Iberia
      Malaysian Airlines System
      Qantas
      Sabena
      TAP
      Air-Inter
      Air New Zealand
      Air Canada
      Ansett
      Canadian Airlines International
      Air France
      Australian
      Braathens
      CAAC
      Alitalia
      British Airways
      KLM
      Lufthansa
      SAS
      Singapore Airlines
      Swissair
      JAL
      Condor
      Cathay Pacific
      Japan Airline System
      Austral
      Austrian
      British Midland
      Thai
      Holland
      Martinair
      Japan Asia Airways
      China Airlines
      Trans Brazil
      Varig
      VASP
      Korean Airlines

                                                              PHC 90-047 WKH

                         LEASE SUPPLEMENT NO. 1

     LEASE SUPPLEMENT NO. 1, dated July 16, 1990, between Polaris Holding Company, a Delaware corporation (Lessor), and Aloha Airlines, Inc., a corporation organized under the laws of the State of Hawaii (Lessee).

     Lessor and Lessee have previously entered into that certain Aircraft Lease Agreement dated as of July __ , 1990 (herein called the "Lease" and the defined terms therein being hereinafter used with the same meaning). The Lease provides for the execution and delivery from time to time of a Lease Supplement substantially in the form hereof for the purpose of leasing the aircraft described below under the Lease as and when delivered by Lessor to Lessee in accordance with the terms thereof.

     The Lease relates to the Aircraft, Parts and Engines as more precisely described below. A counterpart of the Lease is attached hereto and this Lease Supplement and the Lease shall form one document.

     In consideration of the premises and other good and sufficient consideration, Lessor and Lessee hereby agree as follows:

     1. Lessor hereby delivers and leases to Lessee under the Lease and Lessee hereby accepts and leases from Lessor under the Lease, that certain Boeing 737-2M6C commercial jet aircraft, Airframe and the two Pratt & Whitney JT8D-15 Engines (each of which Engines has 750 or more rated takeoff horsepower or the equivalent of such horsepower) described in Schedule 1 herewith (Delivered Aircraft).

     2. The Delivery Date of the Delivered Aircraft is the date of this Lease Supplement set forth in the opening paragraph hereof.

     3. The Term for the Delivered Aircraft shall commence on the Delivery Date and shall end on the Expiration Date, which shall be July 31, 1997, subject to extension as provided in Section 3(f) of the Lease.

                                                              PHC 90-047 WKH

     4. Lessee hereby confirms to Lessor that (i) within forty-eight (48) hours of the Delivery Date, the Delivered Aircraft and each Engine installed thereon or belonging thereto have been duly marked in accordance with the terms of Section 6(f) of the Lease, (ii) Lessee has accepted the Delivered Aircraft for all purposes hereof and of the Lease, and (iii) Lessee has inspected the Delivered Aircraft and the Delivered Aircraft satisfies the conditions set forth in the Lease.

     5. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in the Lease Supplement to the same extent as if fully set forth herein.

     6. The Lease Supplement may be executed in any number of counterparts, each of such counterparts, except as provided in Section 20(e) of the Lease, shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Lease Supplement.

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement No. 1 to be duly executed as of the day and year first above written.

                            LESSOR,

                            POLARIS HOLDING COMPANY

                            By         [Illegible]
                              ----------------------------------------------
                            Title: Vice President; Associate General Counsel


                            LESSEE,

                            ALOHA AIRLINES, INC.

                            By
                              ----------------------------------------------
                            Title:

                            By
                              ----------------------------------------------
                            Title:

                                                              PHC 90-047 WKH

     4. Lessee hereby confirms to Lessor that (i) within forty-eight (48) hours of the Delivery Date, the Delivered Aircraft and each Engine installed thereon or belonging thereto have been duly marked in accordance with the terms of Section 6(f) of the Lease, (ii) Lessee has accepted the Delivered Aircraft for all purposes hereof and of the Lease, and (iii) Lessee has inspected the Delivered Aircraft and the Delivered Aircraft satisfies the conditions set forth in the Lease.

     5. All of the terms and provisions of the Lease Agreement are hereby incorporated by reference in the Lease Supplement to the same extent as if fully set forth herein.

     6. The Lease Supplement may be executed in any number of counterparts, each of such counterparts, except as provided in Section 20(e) of the Lease, shall for all purposes be deemed to be an original; and all such counterparts shall together constitute but one and the same Lease Supplement.

     IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease Supplement No. 1 to be duly executed as of the day and year first above written.

                            LESSOR,

                            POLARIS HOLDING COMPANY

                            By
                              ----------------------------------------------
                            Title:


                            LESSEE,

                            ALOHA AIRLINES, INC.

                            By          [Illegible]
                              ----------------------------------------------
                            Title: Senior Vice-President, Finance and
                                   Chief Financial Officer

                            By          [Illegible]
                              ----------------------------------------------
                            Title: Senior Vice-President, Operations

                                    SCHEDULE 1

                                        TO

                                LEASE SUPPLEMENT NO. 1
                                ----------------------
                                       BOEING
                                   MODEL 737-2M6C
                                      AIRFRAME
                                   --------------

FAA
Registration  Manufacturer's
Number        Serial No.        Total Time*   Total Cycles*
------------  --------------    -----------   -------------
NT805AL       21809             22,783.39        13,055

                                       Installed Two
                                  Pratt & Whitney Engines
                                ---------------------------
Model No.     Serial No.        Total Time*   Total Cycles*
------------  --------------    -----------   -------------
JT8D-15       P702833B            16,679.22      10,438
JT8D-15       P702835B            17,973.14      10,251

Each of the above-described Aircraft Engines is 750 or more rated takeoff horsepower or its equivalent.

* The total time and total cycles referred to above are as of 8:00 p.m. Brunei Time, July 12, 1990. Such times and cycles are within 1 hour and 1 cycle of the actual hours and cycles at the time of this Lease Supplement.

                                                        Letter Agreement No. 1
                                                                PHC 90-047 WKH

 Aloha Airlines, Inc.
 371 Aokea Street
 Honolulu, Hawaii 96819

     Simultaneously herewith Aloha Airlines, Inc. (Lessee) and
 Polaris Holding Company Lessor) have entered into that certain
 Aircraft Lease Agreement No. PHC 90-047 WKH. Lessee and Lessor agree that this Letter Agreement No. 1 shall constitute a part of said Lease Agreement.

     For all purposes of this Letter Agreement, except as otherwise expressly defined herein or unless the context otherwise requires, capitalized terms shall have the meanings specified in the Lease Agreement.

     This Letter Agreement sets forth the Additional Rent, Basic Rent, Basic Rent Payment Date, Interim Rent and Interim Rent Payment Date under the Lease Agreement.

     [This provision has been omitted as confidential information, and is separately filed with the Commission.]

     [This provision has been omitted as confidential information, and is separately filed with the Commission.]

     Interim Rent
     Payment Date:   August 1, 1990


                                     LESSOR:
                                     POLARIS HOLDING COMPANY



                                     By:    [illegible]
                                         -----------------------------------

                                     Title:  Vice President, Associate
                                             General Counsel

                                     Date:  July 16, 1990


 LESSEE:
 ALOHA AIRLINES, INC.

 By:
    -----------------------------------
 Title:
        -------------------------------
 Date:
       --------------------------------



 By:
    -----------------------------------
 Title:
        -------------------------------
 Date:
       --------------------------------

     [This provision has been omitted as confidential information, and is separately filed with the Commission.]

     Interim Rent
     Payment Date:   August 1, 1990

                                       LESSOR:
                                       POLARIS HOLDING COMPANY


                                       By:
                                          -----------------------------------
                                       Name:
                                       Title:

 LESSEE,

 ALOHA AIRLINES, INC.

 By:    [ILLEGIBLE]
    -----------------------------------

 Title: Senior Vice-President, Finance
        and Chief Financial Officer
 Date:  July 16, 1990



 By:  [ILLEGIBLE]
    -----------------------------------

 Title: Senior Vice-President, Operations

 Date:   July 16, 1990

                                                       Letter Agreement No. 2
                                                               PHC 90-047 WKH

 Aloha Airlines, Inc.
 371 Aokea Street
 Honolulu, Hawaii
 96819

     Simultaneously herewith Aloha Airlines, Inc. (Lessee) and Polaris Holding Company (Lessor) have entered into that certain Aircraft Lease Agreement No. PHC 90-047 WKH. Lessee and Lessor agree that this Letter Agreement No. 2 shall constitute a part of said Lease Agreement.

     For all purposes of this Letter Agreement, except as otherwise expressly defined herein or unless the context otherwise requires, capitalized terms shall have the meanings specified in the Lease Agreement.

     This Letter Agreement sets forth the agreement between Lessor and Lessee relating to the payment to be made by Lessee on the expiration of the Initial Term, should Lessee not exercise the option to renew under the Lease, to compensate Lessor for the decrease in residual value of the Aircraft due to Lessee's high cycle utilization of the Aircraft during the Initial Term or, in lieu of such payment, the agreement by Lessee to purchase the Aircraft.

     Lessee agrees to pay the difference between the actual fair market sales value of the Aircraft on the expiration of the Initial Term should Lessee not exercise the option to renew under the Lease ("FMV") and the adjusted fair market sales value ("AFMV") of the Aircraft on such Date which AFMV is based on the assumption the Aircraft had been operated in the continental United States at an average of 3000 cycles per year over the Initial Term of the Lease. Lessee's obligation to pay the difference between FMV and AFMV shall not exceed the amount of one Million Two Hundred and Fifty Thousand Dollars ($1,250,000). The amount to be paid by Lessee shall be reduced by an amount of up to Six Hundred Thousand Dollars ($600,000) of Additional Rent, which amount includes, accrued interest on Additional Rent during the Initial Term. The procedure to establish the amount to be paid by Lessee is as follows:

     Lessor shall select an independent aircraft appraiser to determine the difference between FMV and AFMV. Lessor shall bear the fees and expenses of such appraiser. Should Lessee disagree with the amount determined by said appraiser, Lessee, within ten (10) days of receipt of the appraiser's report, shall select another independent aircraft appraiser to deliver a report within twenty (20) days of such appraiser's appointment apprising Lessor and Lessee of the amount said appraiser is of the opinion that Lessee should pay (if Lessee fails to appoint the appraiser, or the appraiser fails to deliver the report within the time required hereunder, the determination of the appraiser appointed by Lessor shall be determinative). Lessee shall bear the fees and expenses of the second appraiser.

     Should the amount to be paid by Lessee as determined by each of the two appraisers differ by no more than five percent (5%), the average of the two amounts shall be deemed determinative and shall be paid by Lessee to Lessor within ten (10) days of the delivery of the report of the appraiser appointed by Lessee.

     Should the difference between the amounts determined by the appraisers be greater than five percent (5%), the two appraisers shall within ten (10) days of the delivery of the report of the appraiser appointed by Lessee choose a third appraiser, who shall deliver a report within twenty (20) days of appointment, and whose determination as to the amount to be paid by Lessee shall be determinative, and Lessee shall pay such amount within ten
     (10) days of the delivery of the third appraisers report. Lessee and Lessor shall share equally the fees and expenses of the third appraiser.

     Should the first two appraisers fail to appoint a third appraiser if one is required by the procedure described above, the third appraiser shall be appointed by the American Arbitration Association, and Lessee and Lessor shall share equally the fees and expenses of the appraiser so chosen.

     The appraisal procedure described above shall be commenced no less than ninety (90) days prior to the expiration of the Initial Term. In determining the FMV and AFMV, any appraisal shall assume that the Aircraft is unencumbered by the Lease, has been maintained in accordance with the terms of the Lease (whether or not it is in fact in such condition), and has a value which, would be obtained in an arms-length transaction between an informed and willing seller and an informed and willing buyer, both under no compulsion to sell or buy.

     In lieu of paying the difference between the AFMV and the FMV as determined by the above appraisal procedure, Lessee may, by giving Lessor written notice either ninety-five (95) days prior to the expiration of the Initial Term or immediately upon completion of the appraisal procedure described above, purchase the Aircraft at the end of the Initial Term of the Lease for a purchase price ("Aircraft Purchase Price") equal to the AFMV determined by the appraiser appointed by Lessor. Should Lessee so notify Lessor in writing of its intent to purchase the Aircraft, and the AFMV at the end of the Initial Term of the Lease is less than Twelve Million Eight Hundred and Eighty Thousand Dollars ($12,880,000), Lessor shall have the option to require Lessee to purchase the Aircraft for the amount of Twelve Million Eight Hundred and Eighty Thousand Dollars ($12,880,000). The Aircraft will be sold by Lessor to Lessee "as is" "where is", and the sale documentation shall be prepared by Lessor, governed by and enforceable under the laws of the State of California, and include disclaimers of warranty, indemnities, and other provisions standard in Lessor's documents and in the industry. The Lease Term shall continue until the Aircraft has been delivered by Lessor to Lessee under the sale documentation and the obligation to pay Rent under the Lease shall be continued on a daily basis until said delivery occurs.

     It is agreed that should the Airframe sustain a Casualty Occurrence during the Term, then upon receipt by Lessor of the payments under Section 11(a) of the Lease, Lessor shall pay to Lessee an amount equal to the Additional Rent without interest paid by Lessee to Lessor up to the date Lessor receives all payments owing.

                                     LESSOR:
                                     POLAR HOLDING COMPANY

                                     By:     [illegible]
                                        -----------------------------------

                                     Title: Vice President, Associate
                                            General Counsel

                                     Date:  July 16,1990


 LESSEE:
 ALOHA AIRLINES, INC.


 By: ___________________________

 Title:

 Date:

 By: ___________________________

 Title:

 Date:

 the expiration of the Initial Term or immediately upon completion of the appraisal procedure described above, purchase the Aircraft at the end of the Initial Term of the Lease for a purchase price ("Aircraft Purchase Price") equal to the AFMV determined by the appraiser appointed by Lessor. Should Lessee so notify Lessor in writing of its intent to purchase the Aircraft, and the AFMV at the end of the Initial Term of the Lease is less than Twelve Million Eight Hundred and Eighty Thousand Dollars ($12,880,000), Lessor shall have the option to require Lessee to purchase the Aircraft for the amount of Twelve Million Eight Hundred and Eighty Thousand Dollars ($12,880,000). The Aircraft will be sold by Lessor to Lessee "as is" "where is", and the sale documentation shall be prepared by Lessor, governed by and enforceable under the laws of the State of California, and include disclaimers of warranty, indemnities, and other provisions standard in Lessor's documents and in the industry. The Lease Term shall continue until the Aircraft has been delivered by Lessor to Lessee under the sale documentation and the obligation to pay Rent under the Lease shall be continued on a daily basis until said delivery occurs.

     It is agreed that should the Airframe sustain a Casualty Occurrence during the Term, then upon receipt by Lessor of the payments under Section 11(a) of the Lease, Lessor shall pay to Lessee an amount equal to the Additional Rent without interest paid by Lessee to Lessor up to the date Lessor receives all payments owing.

                                     LESSOR:
                                     POLARIS HOLDING COMPANY

                                     By: _____________________________________

                                     Title:

                                     Date:

 LESSEE:
 ALOHA AIRLINES, INC.

 By:   [illegible]
    -------------------------------

 Title: Senior Vice-president Finance
        and Chief Financial officer

 Date:  July 16, 1990


 By:  [illegible]
     ------------------------------

 Title: Senior Vice-President, Operations

 Date:  July 16, 1990

                 ASSIGNMENT, ASSUMPTION, AMENDMENT AND CONSENT
                 ---------------------------------------------

             THIS ASSIGNMENT, ASSUMPTION, AMENDMENT AND CONSENT ("Assignment and Amendment"), dated as of December 26, 1996 is between POLARIS HOLDING COMPANY ("Lessor"), ALOHA AIRLINES, INC., a Hawaii Corporation ("Assignor"), and ALOHA AIRLINES, INC., a Delaware corporation ("Assignee").

                                  RECITALS
                                  --------

             WHEREAS, Lessor and Assignor entered into that certain Aircraft Lease Agreement dated as of July 17, 1990, as supplemented by that Lease Supplement No. 1 dated as of July 17, 1990 and recorded by the Federal Aviation Administration ("FAA") on July 17, 1990 as Conveyance No. S89046 and as amended by that Amendment No. 1 (Lease Extension) dated as of January 31, 1997 and recorded by the FAA on March 10, 1997 as Conveyance No. XX007783 (the "Lease"), pursuant to which Assignor leased from Lessor one (1) Boeing model 737-2M6C aircraft bearing manufacturer's serial number 21809 and registration mark N805AL (the "Aircraft"); and

             WHEREAS, effective December 26, 1996 at 9:00 a.m. Central Standard Time, Assignor merged with Assignee, and Assignee emerged as the surviving entity and the successor in interest to Lessee;

                                  AGREEMENT
                                  ---------

             NOW, THEREFORE, in consideration of these presents and for other valuable consideration, the parties agree as follows:

             1. CERTAIN DEFINED TERMS. Unless otherwise defined herein or the context otherwise requires, all capitalized terms used in this Assignment and Amendment shall have the respective meanings assigned to them in the Lease.

            2. ASSIGNMENT. As of December 26, 1996 (the "Effective Date"), the Assignor hereby sells, assigns, transfers and conveys to Assignee all of the Assignor's right, title and interest in and to the Lease, as if Assignee were the original party to the Lease.

            3. ASSUMPTION BY ASSIGNEE. Assignee hereby accepts the foregoing sale, assignment, transfer and conveyance of all of the Assignor's right, title, interest, obligations and liabilities in, to and under the Lease to the Assignee and, as of the Effective Date, agrees to assume and to be bound by all the terms of, and to undertake all of the obligations of the Assignor contained in, the Lease, including without limitation, all such obligations existing at or prior to, or attributable to acts or events occurring prior to the Effective Date.

                                   RECORDED
                        Federal Aviation Administration
                           Date 2/3/98  Time 3:42 PM
                                ------       -------
                          Conveyance Number II010398
                                            ---------
                               /s/ [ILLEGIBLE]

             4.   LESSOR CONSENT.

                   (a) Pursuant to Section 6(a)(i) of the Lease, Lessor acknowledges and consents to the foregoing sale, assignment, transfer and conveyance of all of the Assignor's right, title, interest, obligations and liabilities in, to and under the Lease to the Assignee under this Assignment and Amendment, and acknowledges the rights and obligations of the Assignee described in this Assignment and Amendment.

                   (b) Lessor further acknowledges and agrees that from and after the Effective Date Assignee shall be deemed the "Lessee" for all purposes of the Lease and each reference in the Lease to the Assignor as "Lessee" shall be deemed after the Effective Date for all purposes to refer to the Assignee and that, from and after the Effective Date Lessor will perform its obligations under the Lease, in all respects as if Assignee were the original party to the Lease as "Lessee" thereunder.

             5.   AMENDMENT OF SECTION 5(c).

             Assignee, as Lessee, hereby makes the following representations and warranties as of the date of this Assignment and Amendment, and, from and after the Effective Date, such representations and warranties shall be deemed incorporated into the Lease, and made a part thereof, as a substitute for and in lieu of the representations set forth in Section 5(c) of the Lease:

             (c) Lessee's Representations and Warranties. Lessee hereby makes the following representations and warranties, which representations and warranties shall survive the execution and delivery of the Lease and the Assignment and Amendment:

                   (i) Lessee is a corporation duly organized, and existing in good standing under the Laws of the State of Delaware, and has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under the Lease and the Assignment and Amendment;

                   (ii) the Lease and the Assignment and Amendment have been duly authorized by all necessary corporate action on the part of Lessee, does not require any approval of stockholders of Lessee (or if such approval is required, such approval has been obtained), and neither the execution and delivery of the Assignment and Amendment nor the consummation of the transactions contemplated by the Lease and the Assignment and Amendment nor compliance by Lessee with any of the terms and provisions of the Lease and the Assignment and Amendment will contravene any Law applicable to Lessee or result in any breach of, or constitute any default under, or result in the creation of any lien, charge or encumbrance upon any property of Lessee under, any credit agreement or instrument, corporate charter or by-law or other agreement or instrument to which Lessee is a party or by which Lessee or its properties or assets are bound or affected;

                   (iii) Lessee has received every consent, approval or authorization of, and has given every notice to, each Governmental Entity having jurisdiction with respect to the execution, delivery, or performance of the Lease and the Assignment and Amendment (including all monetary and other obligations hereunder) that is required for Lessee to execute and deliver the Assignment and Amendment, and to perform the transactions contemplated by the Lease and the Assignment and Amendment;

                   (iv) the Assignment and Amendment has been duly executed and delivered by Lessee, and the Lease and the Assignment and Amendment constitute legal, valid and binding obligations of the Lessee, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and, by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as a court having such remedies but which do not make available remedies inadequate for the substantial realization of the benefits provided herein;

                   (v) there are no suits or proceedings pending or, to the knowledge of Lessee, threatened in any court or before any regulatory commission, board or other administrative governmental agency against or affecting Lessee which will have a materially adverse effect on the current business or financial condition of Lessee;

                   (vi) Lessee has filed or caused to be filed all material tax returns which are required to be filed by it, and has paid or caused to be paid all taxes shown to be due or payable on said returns or on any assessment received by Lessee, unless protected by appropriate proceedings;

                   (vii) except for the filing for recordation of the Lease, the Certificate of Merger (a copy of which is attached hereto), and the Assignment and Amendment with the FAA, and the placing on the Aircraft and on each Engine of the plates containing the legends referred to in Section 6(f) hereof, no further filing or recording of the Lease, Certificate of Merger, and the Assignment and Amendment or of any other document and no further action, is necessary or desirable under the Laws of any governmental Entity in order to
 (A) fully protect and establish Lessor's title to, interest in and property rights with respect to, the Aircraft as against Lessee or any third party and to ensure that the property rights of Lessor therein will have priority in all respects over the claims of all creditors of Lessee, or (B) ensure the validity, effectiveness and enforceability of the Lease and the Assignment and Amendment;

                   (viii) Lessee is not in default in the performance of any of its obligations (a) for the payment of indebtedness for borrowed money in a principal amount in excess of Five Hundred Thousand Dollars ($500,000) or of any interest or premium thereon or (b) for the payment of rent under any lease or agreement to lease real, personal or mixed property where the aggregate rentals over the term thereof is more than Three Hundred Fifty Thousand Dollars ($350,000);

                   (ix) the Maintenance Program will comply with all FAA requirements;

                   (x) the consolidated financial statements of Lessee and the Guarantor, including the balance sheets and audited statements of income and retained earnings of Lessee and the Guarantor, for the preceding two fiscal years, copies of which have been furnished to Lessor, are prepared in accordance with generally accepted accounting principles, and present fairly the financial position and operations of Lessee and the Guarantor, and subsequent to the conclusion of the last such period, there has been no material adverse change in such position or operations (except changes resulting from Lessee's fleet standardization in late 1995 in which Lessor participated);

                   (xi) there is no withholding or other tax to be deducted from any payment to be made by Lessee under this Lease;

                   (xii) the choice of California law and United States federal law to govern the Lease and the Assignment and Amendment is a valid choice of law; and

                   (xiii) Lessor shall be entitled to the benefits of a lessor under Title 11 U.S.C. Section 1110 as in effect on the date hereof, and, as a consequence, any right of Lessor to take possession of such Aircraft in compliance with the provisions of this Lease Agreement shall not be affected by the provisions of Section 362 or 363 of such Title as in effect on the date hereof.

             6. This Assignment and Amendment shall be governed by the laws of the State of California.

      [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

             IN WITNESS WHEREOF, the undersigned parties have caused this Assignment, Assumption, Amendment and Consent to be duly executed and delivered by their duly authorized officers as of the date first written above.

 ASSIGNOR:                             ALOHA AIRLINES, INC., A HAWAII
                                       CORPORATION


                                       By:  /s/ Brenda F. Cutwright
                                          -----------------------------------
                                       Name:  Brenda F. Cutwright
                                       Title: SR. VICE PRESIDENT & PLANNING
                                               AND CFO

                                       By:  /s/ James M. King
                                          -----------------------------------
                                       Name:  JAMES M. KING
                                       Title: VICE PRESIDENT PLANNING &
                                              DEVELOPMENT

 ASSIGNEE:                             ALOHA AIRLINES, INC., A DELAWARE
                                       CORPORATION


                                       By:  /s/ Brenda F. Cutwright
                                          -----------------------------------
                                       Name:  BRENDA F. CUTWRIGHT
                                       Title: SR. VICE PRESIDENT & PLANNING
                                               AND CFO

                                       By:  /s/ James M. King
                                          -----------------------------------
                                       Name:  JAMES M. KING
                                       Title: VICE PRESIDENT PLANNING &
                                              DEVELOPMENT

LESSOR:                                POLARIS HOLDING COMPANY

                                       By:
                                          -----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------

             IN WITNESS WHEREOF, the undersigned parties have caused this Assignment, Assumption, Amendment and Consent to be duly executed and delivered by their duly authorized officers as of the date first written above.

 ASSIGNOR:                             ALOHA AIRLINES, INC., A HAWAII
                                       CORPORATION


                                       By: /s/ authorized signatory
                                          -----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------

                                       By: /s/ authorized signatory
                                          -----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------


 ASSIGNEE:                             ALOHA AIRLINES, INC., A DELAWARE
                                       CORPORATION


                                       By: /s/ authorized signatory
                                          -----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------

                                       By: /s/ authorized signatory
                                          -----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------

LESSOR:                                POLARIS HOLDING COMPANY

                                       By:  /s/ Marc. A Meiches
                                          -----------------------------------
                                       Name:  MARC A. MEICHES
                                       Title: SENIOR VICE PRESIDENT

                                CERTIFICATE OF MERGER

                                       MERGING

                                  ALOHA AIRLINES INC.
                                 a Hawaii Corporation

                                    WITH AND INTO

                                  ALOHA AIRLINES, INC.
                                 a Delaware corporation


                 Aloha Airlines, Inc., a Hawaii corporation ("Aloha Hawaii"), and Aloha Airlines, Inc., a Delaware corporation (the "Company"), DO HEREBY CERTIFY AS FOLLOWS:

                 FIRST: That Aloha Hawaii was originally incorporated under the Laws of the State of Hawaii and that the Company was originally incorporated under the General Corporation Law of the State of Delaware (the "Delaware Law").

                SECOND: That an Agreement and Plan of Merger dated as of December 1996 (the "Merger Agreement") between Aloha Hawaii and the Company has been approved, adopted, certified, executed and acknowledged by each of Aloha Hawaii and the Company in accordance with the Hawaii Business Corporation Act, Chapter 415 of the Hawaii Revised Statutes, as amended and Section 252 of the Delaware Law.

                THIRD: That the name of the surviving corporation (the "Surviving Corporation") shall be Aloha Airlines, Inc.

                FOURTH: That the Certificate of Incorporation of the Company, which was filed on November 25, 1996, shall be the Certificate of Incorporation of the Surviving Corporation.

                FIFTH: That an executed copy of the Merger Agreement is on file at the principal place of business of the Surviving Corporation at the following address:

                      Aloha Airlines, Inc.
                      371 Aokea Street
                      Honolulu, HI 96819

               SIXTH: That a copy of the Merger Agreement will be furnished by the

                                    EXHIBIT "A"

 Surviving Corporation, on request, and without cost, to any stockholder of Aloha Hawaii or the Company.

         IN WITNESS WHEREOF, Aloha Hawaii has caused this Certificate of
 Merger to be signed by Glenn R. Zander, its President and Brenda F. Cutwright, its Senior Vice President Finance and Planning, and the Company has caused this Certificate of Merger to be signed by Glenn R. Zander, its President and Brenda F. Cutwright, its Senior Vice President Finance and Planning, each as of this 5th day of December 1996.


                                ALOHA AIRLINES, INC.,
                                      a Hawaii corporation


                                      By  /s/ G. R. Zander
                                         ----------------------
                                          Glenn R. Zander
                                          President




                                     By   /s/ Brenda F. Cutwright
                                        -----------------------
                                          Brenda F. Cutwright
                                          Senior Vice President
                                          Finance and Planning

                               ALOHA AIRLINES, INC.,
                                     a Delaware corporation




                                      By  /s/ G. R. Zander
                                         ----------------------
                                          Glenn R. Zander
                                          President




                                     By   /s/ Brenda F. Cutwright
                                        -----------------------
                                          Brenda F. Cutwright
                                          Senior Vice President
                                          Finance and Planning

                  ASSIGNMENT, ASSUMPTION, AMENDMENT AND CONSENT
                  ---------------------------------------------

             THIS ASSIGNMENT, ASSUMPTION, AMENDMENT AND CONSENT ("Assignment and Amendment"), dated as of December 26, 1996 is between POLARIS HOLDING COMPANY ("Lessor"), ALOHA AIRLINES, INC., a Hawaii corporation ("Assignor"), and ALOHA AIRLINES, INC., a Delaware corporation ("Assignee").

                                  RECITALS
                                  --------

             WHEREAS, Lessor and Assignor entered into that certain Aircraft Lease Agreement dated as of July 17, 1990, as supplemented by that Lease Supplement No. 1 dated as of July 17, 1990 and recorded by the Federal Aviation Administration ("FAA") on July 17, 1990 as Conveyance No. S89046 and as amended by that Amendment No. 1 (Lease Extension) dated as of January 31, 1997 and recorded by the FAA on March 10, 1997 as Conveyance No. XX007783 (the
 "Lease"), pursuant to which Assignor leased from Lessor one (1) Boeing model 737-2M6C aircraft bearing manufacturer's serial number 21809 and registration mark N805AL (the "Aircraft"); and

             WHEREAS, effective December 26, 1996 at 9:00 a.m. Central Standard Time, Assignor merged with Assignee, and Assignee emerged as the surviving entity and the successor in interest to Lessee;

                                  AGREEMENT
                                  ---------

             NOW, THEREFORE, in consideration of these presents and for other valuable consideration, the parties agree as follows:

             1. CERTAIN DEFINED TERMS. Unless otherwise defined herein or the context otherwise requires, all capitalized terms used in this Assignment and Amendment shall have the respective meanings assigned to them in the Lease.

            2. ASSIGNMENT. As of December 26, 1996 (the "Effective Date"), the Assignor hereby sells, assigns, transfers and conveys to Assignee all of the Assignor's right, title and interest in and to the Lease, as if Assignee were the original party to the Lease.

            3. ASSUMPTION BY ASSIGNEE. Assignee hereby accepts the foregoing sale, assignment, transfer and conveyance of all of the Assignor's right, title, interest, obligations and liabilities in, to and under the Lease to the Assignee and, as of the Effective Date, agrees to assume and to be bound by all the terms of, and to undertake all of the obligations of the Assignor contained in, the Lease, including without limitation, all such obligations existing at or prior to, or attributable to acts or events occurring prior to the Effective Date.

             4.   LESSOR CONSENT.

                   (a) Pursuant to Section 6(a)(i) of the Lease, Lessor acknowledges and consents to the foregoing sale, assignment, transfer and conveyance of all of the Assignor's right, title, interest, obligations and liabilities in, to and under the Lease to the Assignee under this Assignment and Amendment, and acknowledges the rights and obligations of the Assignee described in this Assignment and Amendment.

                   (b) Lessor further acknowledges and agrees that from and after the Effective Date Assignee shall be deemed the "Lessee" for all purposes of the Lease and each reference in the Lease to the Assignor as "Lessee" shall be deemed after the Effective Date for all purposes to refer to the Assignee and that, from and after the Effective Date Lessor will perform its obligations under the Lease, in all respects as if Assignee were the original party to the Lease as "Lessee" thereunder.

             5. AMENDMENT OF SECTION 5(c).

             Assignee, as Lessee, hereby makes the following representations and warranties as of the date of this Assignment and Amendment, and, from and after the Effective Date, such representations and warranties shall be deemed incorporated into the Lease, and made a part thereof, as a substitute for and in lieu of the representations set forth in Section 5(c) of the Lease:

             (c) Lessee's Representations and Warranties. Lessee hereby makes the following representations and warranties, which representations and warranties shall survive the execution and delivery of the Lease and the Assignment and Amendment:

                   (i) Lessee is a corporation duly organized, and existing in good standing under the Laws of the State of Delaware, and has the corporate power and authority to carry on its business as presently conducted and to perform its obligations under the Lease and the Assignment and Amendment;

                   (ii) the Lease and the Assignment and Amendment have been duly authorized by all necessary corporate action on the part of Lessee, does not require any approval of stockholders of Lessee (or if such approval is required, such approval has been obtained), and neither the execution and delivery of the Assignment and Amendment nor the consummation of the transactions contemplated by the Lease and the Assignment and Amendment nor compliance by Lessee with any of the terms and provisions of the Lease and the Assignment and Amendment will contravene any Law applicable to Lessee or result in any breach of, or constitute any default under, or result in the creation of any lien, charge or encumbrance upon any property of Lessee under, any credit agreement or instrument, corporate charter or by-law or other agreement or instrument to which Lessee is a party or by which Lessee or its properties or assets are bound or affected;

                   (iii) Lessee has received every consent, approval or authorization of, and has given every notice to, each Governmental Entity having jurisdiction with respect to the execution, delivery, or performance of the Lease and the Assignment and Amendment (including all monetary and other obligations hereunder) that is required for Lessee to execute and deliver the Assignment and Amendment, and to perform the transactions contemplated by the Lease and the Assignment and Amendment;

                   (iv) the Assignment and Amendment has been duly executed and delivered by Lessee, and the Lease and the Assignment and Amendment constitute legal, valid and binding obligations of the Lessee, enforceable in accordance with their respective terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally, and, by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as a court having such remedies but which do not make available remedies inadequate for the substantial realization of the benefits provided herein;

                   (v) there are no suits or proceedings pending or, to the knowledge of Lessee, threatened in any court or before any regulatory commission, board or other administrative governmental agency against or affecting Lessee which will have a materially adverse effect on the current business or financial condition of Lessee;

                   (vi) Lessee has filed or caused to be filed all material tax returns which are required to be filed by it, and has paid or caused to be paid all taxes shown to be due or payable on said returns or on any assessment received by Lessee, unless Protected by appropriate proceedings;

                   (vii) except for the filing for recordation of the Lease, the Certificate of Merger (a copy of which is attached hereto), and the Assignment and Amendment with the FAA, and the placing on the Aircraft and on each Engine of the plates containing the legends referred to in Section 6(f) hereof, no further filing or recording of the Lease, Certificate of Merger, and the Assignment and Amendment or of any other document and no further action, is necessary or desirable under the Laws of any governmental Entity in order to
 (A) fully protect and establish Lessor's title to, interest in and property rights with respect to, the Aircraft as against Lessee or any third party and to ensure that the property rights of Lessor therein will have priority in all respects over the claims of all creditors of Lessee, or (B) ensure the validity, effectiveness and enforceability of the Lease and the Assignment and Amendment;

                   (viii) Lessee is not in default in the performance of any of its obligations (a) for the payment of indebtedness for borrowed money in a principal amount in excess of Five Hundred Thousand Dollars ($500,000) or of any interest or premium thereon or (b) for the payment of rent under any lease or agreement to lease real, personal or mixed property where the aggregate rentals over the term thereof is more than Three Hundred Fifty Thousand Dollars ($350,000);

                   (ix) the Maintenance Program will comply with all FAA requirements;

                   (x) the consolidated financial statements of Lessee and the Guarantor, including the balance sheets and audited statements of income and retained earnings of Lessee and the Guarantor, for the preceding two fiscal years, copies of which have been furnished to Lessor, are prepared in accordance with generally accepted accounting principles, and present fairly the financial position and operations of Lessee and the Guarantor, and subsequent to the conclusion of the last such period, there has been no material adverse change in such position or operations (except changes resulting from Lessee's fleet standardization in late 1995 in which Lessor participated);

                   (xi) there is no withholding or other tax to be deducted from any payment to be made by Lessee under this Lease;

                   (xii) the choice of California law and United States federal law to govern the Lease and the Assignment and Amendment is a valid choice of law; and

                   (xiii) Lessor shall be entitled to the benefits of a lessor under Title 11 U.S.C. Section 1110 as in effect on the date hereof, and, as a consequence, any right of Lessor to take possession of such Aircraft in compliance with the provisions of this Lease Agreement shall not be affected by the provisions of Section 362 or 363 of such Title as in effect on the date hereof.

             6. This Assignment and Amendment shall be governed by the laws of the State of California.

      [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]

             IN WITNESS WHEREOF, the undersigned parties have caused this Assignment, Assumption, Amendment and Consent to be duly executed and delivered by their duly authorized officers as of the date first written above.


 ASSIGNOR:                             ALOHA AIRLINES, INC., A HAWAII
                                       CORPORATION


                                       By:
                                          -----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------

                                       By:
                                          -----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------


 ASSIGNEE:                             ALOHA AIRLINES, INC., A DELAWARE
                                       CORPORATION


                                       By:
                                          -----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------

                                       By:
                                          -----------------------------------
                                       Name:
                                             --------------------------------
                                       Title:
                                              -------------------------------

LESSOR:                                POLARIS HOLDING COMPANY

                                       By:  /s/ Marc. A Meiches
                                          -----------------------------------
                                       Name:  MARC A. MEICHES
                                       Title: SENIOR VICE PRESIDENT

                                CERTIFICATE OF MERGER

                                       MERGING

                                  ALOHA AIRLINES INC.,
                                 a Hawaii Corporation

                                    WITH AND INTO

                                  ALOHA AIRLINES, INC.,
                                 a Delaware corporation


                 Aloha Airlines, Inc., a Hawaii corporation ("Aloha Hawaii"), and Aloha Airlines, Inc., a Delaware corporation (the "Company"), DO HEREBY CERTIFY AS FOLLOWS:

                 FIRST: That Aloha Hawaii was originally incorporated under the Laws of the State of Hawaii and that the Company was originally incorporated under the General Corporation Law of the State of Delaware (the "Delaware Law").

                SECOND: That an Agreement and Plan of Merger dated as of December 1996 (the "Merger Agreement") between Aloha Hawaii and the Company has beta approved adopted, certified, executed and ACKNOWLEDGED by each of Aloha Hawaii and the Company in accordance with the Hawaii Business Corporation Act, Chapter 415 of the Hawaii Revised Statutes, as amended and Section 252 of the Delaware Law.

                THIRD: That the name of the surviving corporation (the "Surviving Corporation") shall be Aloha Airlines, Inc.

                FOURTH: That the Certificate of Incorporation of the Company, which was filed an November 25, 1996, shall be the Certificate of Incorporation of the Surviving Corporation.

                FIFTH: That an executed copy of the Merger Agreement is on file at the principal place of business of the Surviving Corporation at the following address:

                      Aloha Airlines, Inc.
                      371 Aokea Street
                      Honolulu, HI 96819

               SIXTH: That a copy of the Merger Agreement will be furnished by the

                                    EXHIBIT "A"

 Surviving Corporation, on request, and without cost, to any stockholder of Aloha Hawaii or the Company.

         IN WITNESS WHEREOF, Aloha Hawaii has caused this Certificate of
 Merger to be signed by Glenn R. Zander, its President and Brenda F. Cutwright, its Senior Vice President Finance and Planning, and the Company has caused this Certificate of Merger to be signed by Glenn R. Zander, its President and Brenda F. Cutwright, its Senior Vice President Finance and Planning, each as of this 5th day of December 1996.


                                ALOHA AIRLINES, INC.,
                                      a Hawaii corporation


                                      By  /s/ G. R. Zander
                                         ----------------------
                                          Glenn R. Zander
                                          President




                                     By   /s/ Brenda F. Cutwright
                                        -----------------------
                                          Brenda F. Cutwright
                                          Senior Vice President
                                          Finance and Planning

                               ALOHA AIRLINES, INC.,
                                     a Delaware corporation




                                      By  /s/ G. R. Zander
                                         ----------------------
                                          Glenn R. Zander
                                          President




                                     By   /s/ Brenda F. Cutwright
                                        -----------------------
                                          Brenda F. Cutwright
                                          Senior Vice President
                                          Finance and Planning

                                   CONSENT
                                   -------

             THIS CONSENT is made this 26th day of December, 1996 by Polaris Holding Company ("Lessor") in favor of Aloha Airlines, Inc., a Hawaii corporation ("Aloha Hawaii") and Aloha Airlines, Inc., a Delaware corporation ("Aloha Delaware").

                                  RECITALS
                                  --------

             WHEREAS, Lessor and Aloha Hawaii entered into that certain Aircraft Lease Agreement dated as of June 16, 1990 (the "Lease"), pursuant to which Aloha Hawaii leased from Lessor one (1) Boeing model 737-2M6C aircraft bearing manufacturer's serial number 21809 and registration mark N805AL (the "Aircraft"); and

             WHEREAS, Aloha Hawaii and Aloha Delaware are wholly owned subsidiaries of Aloha Airgroup, Inc., a Hawaii corporation; and

             WHEREAS, effective December 26, 1996, Aloha Hawaii merged with Aloha Delaware, and Aloha Delaware emerged as the surviving entity and the successor in interest to Aloha Hawaii; and

             WHEREAS, as a result of the merger, all of the assets and liabilities of Aloha Hawaii, including the Lease, will become assets and liabilities of Aloha Delaware by operation of law; and

             WHEREAS, Aloha Hawaii has requested that Lessor consent to the merger and the transfer by operation of law of the Lease to Aloha Delaware;

             NOW, THEREFORE, in consideration of these presents and for other valuable consideration, Lessor does hereby consent to the merger of Aloha Hawaii with and into Aloha Delaware and the transfer by operation of law of the Lease to Aloha Delaware, upon and subject to the condition that this consent shall not be construed as authorizing any other or further assignment of the Lease, and that all of the rights of the undersigned as set forth in the Lease are expressly reserved.

             IN WITNESS WHEREOF, the undersigned has executed this Consent as of the date first written above.

 LESSOR:                                 POLARIS HOLDING COMPANY

                                         By   /s/ Marc A. Meiches
                                            --------------------------------

                                         Name      MARC A. MEICHES

                                         Title     SENIOR VICE PRESIDENT

                                                                  EXECUTION COPY

                                                          As of January 31, 1997

Aloha Airlines, Inc.
371 Aokea Street
Honolulu, Hawaii 96819
Attn: Senior Vice President-Finance and
      Chief Financial Officer

Attention:

Re: Amendment Letter No. 1 to the Aircraft Lease Agreement dated as of July 17, 1990 between Polaris Holding Company ("Lessor") and Aloha Airlines, Inc. ("Lessee") for Aircraft SN 21809 as previously supplemented and amended (the "Lease"), and as amended by Amendment No. 1 thereto dated as of January 31, 1997 ("Lease Amendment No. 1") to Letter Agreements No. 1 and No. 2 of even date with the Lease between Lessor and Lessee,

Gentlemen:

          In order to preserve the confidentiality of certain of the business terms of the referenced Lease, and Lease Amendment No. 1, and the referenced Letter Agreements No. 1 and No. 2, Lessor and Lessee have agreed that certain terms used in or related thereto and other provisions shall be set forth in this Amendment Letter No. 1 rather than in the body of Lease Amendment No. 1.

          1. AMENDMENT TO LETTER AGREEMENT NO. 1 (BASIC RENT). The definition of "Basic Rent" contained in Letter Agreement No. 1 is amended in its entirety to read as follows:

          [This provision has been omitted as confidential information, and is separately filed with the Commission.]

Aloha Airlines, Inc.
As of January 31, 1997
Page 2

          2. ADDITIONAL DEFINITIONS. The following definitions and values are added to Letter Agreement No. 1:

          [This provision has been omitted as confidential information, and is separately filed with the Commission.]


          3. SATISFACTION OF LETTER AGREEMENT NO. 2. Upon payment in full of all Basic Rent due under the Lease through October 31, 2001, Lessee's obligations under Letter Agreement No. 2 shall be deemed paid in full, satisfied and discharged.

          4. MISCELLANEOUS. Except as expressly provided herein, Lessee acknowledges that nothing contained in this Amendment Letter is intended to discharge, amend or other-wise modify its obligations under the Lease and Lease Amendment No. 1. The Lease and Lease Amendment No. 1 are hereby ratified and confirmed, but only as amended hereby and by Lease Amendment No. 1. Capitalized terms used but not defined herein or Lease Amendment No. 1 shall have the meanings ascribed to them in the Lease, as amended. This Amendment Letter No. 1 may be executed in one or more counterparts each of which when taken together shall constitute one and the same instrument.

Aloha Airlines, Inc.
As of January 31, 1997
Page 3

          If this letter is consistent with your understanding of the subject matter hereof, please so confirm by executing this letter in the place indicated and returning the fully executed letter to Lessor.

                                              POLARIS HOLDING COMPANY, as Lessor



                                               By:          [ILLEGIBLE]
                                                     --------------------------


                                               Title:
                                                     --------------------------
                                                     Senior Vice President

          The undersigned hereby confirms that the foregoing letter accurately reflects the understanding of the undersigned with respect to the subject matter hereof.

                                               ALOHA AIRLINES, INC., as Lessee



                                               By:
                                                     --------------------------
                                               Title:
                                                     --------------------------

                                               By:
                                                     --------------------------
                                               Title:
                                                     --------------------------

Aloha Airlines, Inc.
As of January 31, 1997
Page 3

          If this letter is consistent with your understanding of the subject matter hereof, please so confirm by executing this letter in the place indicated and returning the fully executed letter to Lessor.

                                           POLARIS HOLDING COMPANY, as Lessor

                                           By:
                                                  -----------------------------
                                           Title:   Senior Vice President
                                                  -----------------------------

          The undersigned hereby confirms that the foregoing letter accurately reflects the understanding of the undersigned with respect to the subject matter hereof.

                                           ALOHA AIRLINES, INC., as Lessee

                                           By:    /s/ Brenda F. Cutwright
                                                  -----------------------------
                                           Title:   Sr. Vice President Finance &
                                                    Planning and CFO
                                                  -----------------------------

                                           By:             [ILLEGIBLE]
                                                  -----------------------------
                                           Title:   Vice President Planning &
                                                    Development
                                                  -----------------------------

                                                                EXECUTION COPY

                    ________________________________


                            AMENDMENT NO. 1
                                 (Lease
                               Extension)

                             dated as of

                            January 31, 1997

                                   to

                        AIRCRAFT LEASE AGREEMENT
                             PHC 90-047-WKH

                       dated as of July 17, 1990


                                BETWEEN


                        POLARIS HOLDING COMPANY
                               as Lessor

                                   AND

                          ALOHA AIRLINES, INC.

                               as Lessee


                       __________________________

                   One Boeing Model 737-2M6C Aircraft

                     Manufacturer's Serial No. 21809
                       U.S. Registration No. N805AL

                            TABLE OF CONTENTS

 DESCRIPTION                                                         PAGE
 -----------                                                         ----

 1.  LEASE.                                                           1

 2. LEASE SUPPLEMENT.                                                 3

 3. RATIFICATION.                                                     4

 4. REPRESENTATIONS AND WARRANTIES OF LESSEE.                         4

 5. REPRESENTATIONS AND WARRANTIES OF LESSOR.                         5

 6. OPERATING RESTRICTIONS.                                           5

 7. CONDITIONS PRECEDENT.                                             6

 8. FURTHER CONDITIONS PRECEDENT.                                     6

 9. MISCELLANEOUS.                                                    6

                                                           RECORDED
                                               Federal Aviation Administration
                                                Date 3-10-97   Time 10:00 A
                                                     -------        -------
                                                 Conveyance number XXOO7783
                                                                   --------
                                                    By  /s/ [ILLEGIBLE]
                                                      ------------------


                              AMENDMENT NO. 1
                             (LEASE EXTENSION)
                                    TO
                              AIRCRAFT LEASE
                                 AGREEMENT

       THIS AMENDMENT NO. 1 dated as of January 31, 1997 to the Aircraft Lease Agreement dated as of July 17, 1990 (the "Lease Agreement") between POLARIS HOLDING COMPANY ("Lessor"), and ALOHA AIRLINES, INC. ("Lessee").

       WHEREAS, the Lease Agreement as supplemented by Lease Supplement No. 1 dated July 17, 1990 ("Lease Supplement No. 1 ") was recorded by the Federal Aviation Administration (the "FAA") on July 17, 1990 as Conveyance No. S89046 (the Lease Agreement as so supplemented is hereinafter referred to as the "Lease");

       WHEREAS, the Lease is in respect of one Boeing Model 737-2M6C Aircraft bearing manufacturer's serial number 21809 and U.S.
 Registration No. N805AL, and certain related equipment (the "Aircraft"), and

       WHEREAS, Lessee and Lessor desire to extend the Term of the Lease for fifty one (51) months from its present expiration date of July 31, 1997, and to amend certain terms of the Lease as provided herein and by a separate Amendment Letter No. 1; and

       WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Lease.

       NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:


 1.    LEASE.

       The Lease is hereby amended as follows:

       A. FIRST PAGE. The first paragraph is revised in its entirety to read as follows:

                  "THIS AGREEMENT dated as of July 17,1990 PHC 90-047 WKH
            (Lease), between POLARIS HOLDING COMPANY, a Delaware corporation, with a place of business at 201 Mission Street, Suite 2700, San Francisco, California, 94105 (Lessor), and ALOHA AIRLINES, INC., a corporation organized under the laws of the State of Delaware, with its principal place of business at 371 Aokea Street, Honolulu, Hawaii 96819 (Lessee)."

       B.    Section 1. DEFINITIONS. is revised as follows:

             (i)   Add the following new definition:

                         "AMENDMENT LETTER NO. 1 shall mean that certain
                   Amendment Letter No. 1 dated as of January 31, 1997 between Lessor and Lessee in respect of Amendment No. 1 dated as of January 31, 1997 to Aircraft Lease Agreement between Lessor and Lessee."

             (ii) The definition of "CERTIFICATED AIR CARRIER" is amended in its entirety to read:

                         "CERTIFICATED AIR CARRIER shall mean any Person (except
                   the United States Government) that is a citizen of the United States of America (as defined in Section 40102 of Title 49 of the United States Code) and holding a Certificate of Public Convenience and Necessity issued under Section 41102 of Title 49 of the United States Code by the Department of Transportation or any predecessor or successor agency thereto, or, in the event such certificates shall no longer be issued, any Person (except the United States Government) that is a citizen of the United States of America (as defined in Section 40102 of Title 49 of the United States Code) and legally engaged in the business of transporting for hire passengers or cargo by air predominantly to, from or between points within the United States of America, and, in either event, operating commercial jet aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo."

             (iii) The definition of "FEDERAL AVIATION ACT" is amended in its entirety to read:

                         "FEDERAL AVIATION ACT shall mean Title 49 of the United
                   States Code Section 40101 et. sec.; any reference to any particular section or provision of the Federal Aviation Act shall be deemed to be a reference to the appropriate section or provision of Title 49 of the United States Code."

             (iv) The definition of "INDEMNITEE" is amended in its entirety to read:

                         "INDEMNITEE shall mean Lessor, GE Capital Aviation
                   Services, Inc., GE Capital Aviation Services Limited and their respective successors and permitted assigns (including their officers, directors, shareholders, agents and employees)."

             (v)   The definition "RENEWAL TERM" is deleted in its entirety.

             (vi) In the definition of "TERM", delete the phrase, "including any Renewal Term or Terms".

       C. Section 3(f) RENEWAL OPTION is hereby deleted in its entirety.

       D. Section 4(a)(iii) is amended by adding, after the words "Basic Rent Payment Date" and before the period, the phrase "to and including, but not after, July 31, 1997."

       E.    In Exhibit C certain definitions or values are amended as follows:


             "Additional Rent:             The Additional Rent shall be
                                           in the amount and payable on each
                                           Basic Rent Payment Date through and
                                           including, but not after July 31,
                                           1997 as specified in Letter
                                           Agreement No. 1 to this Agreement."

             "Casualty Value:              The Amount set forth therefore in
                                           Amendment Letter No. 1 to this
                                           Agreement."

             "Last Basic Rent Payment
             Date:                         The Last Basic Rent Payment Date
                                           for the Aircraft shall be on October
                                           31, 2001."

             "Lessor's Address             Polaris Holding Company, 201
                                           Mission Street, Suite 2700, San
                                           Francisco, California,
                                           94105, Attn: Senior Vice Present -
                                           Marketing.

                                           with a copy to:

                                           GE Capital Aviation Services, 201 High
                                           Ridge Road, First Floor, Stamford,
                                           Connecticut, 06927, Attn: Manager of
                                           Operations."

            "Public Liability and
            Property Damage Insurance      The Amount set forth therefore in
                                           Amendment Letter No. 1 to this
                                           Agreement."

 2.    LEASE SUPPLEMENT.

       Section 3 of Lease Supplement No. 1 is hereby amended by deleting the text thereof and by substituting therefor the following:

             "3. The Term for the Delivered Aircraft shall commence on the Delivery Date and shall end on the Expiration Date, which shall be October 31, 2001."

 3.   RATIFICATION.

      Except as expressly provided herein, Lessee acknowledges that nothing contained in this Amendment is intended to discharge, amend or otherwise modify its obligations under the Lease. The Lease is hereby ratified and confirmed, but only as amended hereby and by Amendment Letter No. 1, in all respects.

 4. REPRESENTATIONS AND WARRANTIES OF LESSEE.

    Lessee represents and warrants to Lessor that:

       (a) Lessee is a corporation duly formed, validly existing, and in good standing under the laws of the State of Delaware;

       (b) Lessee has full corporate power, authority and legal right to own its property and to carry on its business as now being conducted and is duly authorized to execute and deliver this Amendment and Amendment Letter No. 1, and to perform its obligations hereunder and thereunder;

       (c) This Amendment and Amendment Letter No. 1 have been duly authorized, executed and delivered by Lessee and constitute the legal, valid and binding obligations of Lessee enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and subject to principles of equity;

       (d) The execution and delivery by Lessee of this Amendment and Amendment Letter No. 1 will not conflict with or result in any breach of, constitute any default under, or result in the creation of any lien, charge or encumbrance pursuant to, any applicable law, any term or provision of Lessee's articles of incorporation or by-laws or any judgment, order, writ, injunction, or decree of any court, omission, board or Governmental Entity, or contravene any indenture, mortgage, credit agreement, lease, license, contract or other agreement to which Lessee is a party or by which it is bound;

      (e) All consents or approvals required of Lessee by any Governmental Entity or other Person in connection with the execution and delivery of this Amendment and Amendment Letter No. 1 and the consummation by Lessee of the transactions contemplated hereby and thereby have been duly obtained or waived;

       (f) There are no pending or threatened actions or proceedings before any court or administrative agency or other matters which might materially adversely affect the ability of Lessee to perform its obligations under this Amendment and Amendment Letter No. 1; and

       (g) As of the date hereof, Lessee does not hold any contract or other obligation to operate the Aircraft to any of the countries designated under the United States Foreign Asset Control Regulations (31 C.F.R. Parts 500-599), including, as of the date hereof, Cuba, Iraq, Libya, North Korea, the Bosnia-Serb controlled areas of the Republic of Bosnia and Herzegovina and the Unita Rebels of Angola, provided that nothing in this subsection shall limit any further operation of the Aircraft to any such country pursuant to proper authorization by the US Government.

 5.    REPRESENTATIONS AND WARRANTIES OF LESSOR.

       Lessor represents and warrants to Lessee that:

       (a) Lessor is a corporation duly formed, validly existing and in good standing under the laws of Delaware;

       (b) Lessor has full corporate power, authority and legal right to own its property and to carry on its business as now being conducted and is duly authorized to execute and deliver this Amendment and Amendment Letter No. 1, and to perform its obligations hereunder and thereunder;

       (c) this Amendment and Amendment Letter No. 1 have been duly authorized, executed and delivered by Lessor and constitute the legal, valid and binding obligations of Lessor enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and subject to principles of equity;

       (d) The execution and delivery by Lessor of this Amendment and Amendment Letter No. 1 will not conflict with or result in any breach of, constitute any default under, or result in the creation of any lien, charge or encumbrance pursuant to, any applicable law, any term or provision of or Lessor's articles of incorporation or by-laws or any judgment, order, writ, injunction, or decree of any court, commission, board of Governmental Entity, or contravene any indenture, mortgage, credit agreement, lease, license, contract or other agreement to which Lessor is a party or by which it is bound;

       (e) Any consents or approvals required of Lessor by any Governmental Entity in connection with the execution and delivery of this Amendment and Amendment Letter No. 1 and the consummation by Lessor of the transactions contemplated hereby and thereby have been duly obtained or waived; and

       (f) There are no pending or threatened actions or proceedings before any court or administrative agency or other matters which might materially adversely affect the ability of Lessor to perform its obligations under this Amendment or Amendment Letter No. 1.

 6.    OPERATING RESTRICTIONS.

       Lessee shall not cause or permit the Aircraft to proceed to, or remain at, any location which is then the subject of a prohibition order (or any similar order or directive), sanctions or restrictions by or under the U.S. International Economic Emergency Powers Act or the United Nations Security Council (including, as of the date hereof, Iraq, Libya, the Bosnia - Serb controlled areas of the Republic of Bosnia and Herzegovina and The Unita Rebels of Angola) or the U.S. Export Administration Act Regulations (15 C.F.R. Parts 730-799) (including as of the date hereof Cuba, Iran, North Korea, Sudan and Syria), except as may be permitted by operating in accordance with the conditions specified by the U.S. Export Administration Regulations, General License GATS (15 C.F.R. Part 771.19); provided that nothing herein contained shall limit any future operation of the Aircraft to any such country pursuant to proper authorization of the U.S. Government.

 7.    CONDITIONS PRECEDENT.

       This Amendment and Lessor's obligation to extend the Lease shall take effect upon issuance by Lessor of a notice to Lessee (the "Extension Notice") confirming the satisfaction of each of the following conditions and receipt of the following documents by Lessor:

       (a) RESOLUTIONS: a copy of a resolution of the board of directors of Lessee approving the terms of, and transactions contemplated by, this Agreement, resolving that it enter into this Agreement, and authorizing a specified person or persons to execute this Agreement;

       (b) INSURANCES: certificates of insurance, an undertaking from Lessee's insurance broker and other evidence satisfactory to Lessor of Lessee's due compliance with the provisions of the Lease (as extended hereby) regarding Insurances; and

       (c) LEGAL OPINION: a legal opinion at Lessee's expense from counsel acceptable to Lessor in form and substance satisfactory to Lessor and confirming, inter alia, that this Agreement and Amendment Letter No. 1 have been duly signed and delivered on behalf of Lessee, that this Agreement and Amendment Letter No. 1 constitute Lessee's legal, valid and binding obligations, and that all approvals, licenses, consents and registrations which are necessary or desirable in connection with this Agreement and Amendment Letter No. 1 and the performance by Lessee of its obligations hereunder, thereunder and under the Lease as extended hereby and thereby have been obtained and are in full force and effect;

 8.    FURTHER CONDITIONS PRECEDENT.

       The obligation of Lessor to extend the Lease under this Amendment No. 1 and Amendment Letter No. 1 are subject to the further conditions precedent that as of the date of issuance of the Extension
 Notice:

       (a) the representations and warranties of Lessee under Section 4 of this Agreement shall be true and correct; and

       (b) no Default shall have occurred and be continuing or might result from the leasing of the Aircraft to Lessee under the Lease as extended hereby and by Amendment Letter No. 1.

 9.    MISCELLANEOUS.

       (a) AMENDMENT. No amendment, modification or waiver of any provision of this Amendment or Amendment Letter No. 1 shall in any event be effective unless the same shall be in writing and signed by the parties hereto or, in the case of a waiver, by the party waiving compliance, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

       (b) NOTICES. Any notices, requests, demands or other communications required or permitted to be made hereunder shall be in writing and shall be addressed as follows:

             To Lessor:              Polaris Holding Company
                                     c/o GE Capital Aviation Services
                                     201 Mission Street
                                     27th Floor
                                     San Francisco, CA 94105
                                     Attn: Senior Vice President
                                     - Marketing

             With a copy to:         GE Capital Aviation Services
                                     201 High Ridge Road
                                     First Floor
                                     Stamford, CT 06927
                                     Attn: Manager of Operations

             To Lessee:              Aloha Airlines, Inc.
                                     371 Aokea Street
                                     Honolulu, Hawaii 96819
                                     Attn: Senior Vice President-Finance
                                         and Chief Financial Officer

 or in each case to such other person or address or addresses as one party may notify in writing to the other party. All other communications and any notice of change of address shall be deemed to have been received (and reference herein to receipt by any party shall include deemed receipt) by the party to whom it is addressed five (5) Business Days after positing in the case of notice given by first class postage prepaid mail, or when received, in the case of notice given by facsimile, or on delivery, if delivered by hand.

       (c) GOVERNING LAW. THIS AMENDMENT, SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

       (d) SEVERABILITY. If any one or more of the provisions contained in this Amendment or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

       (e) COUNTERPARTS. This Amendment may be executed in counterparts and any single counterpart or set of counterparts signed in either case, by all of the parties hereto shall for all purposes be deemed to be an original, and all such counterparts when taken together shall constitute one and the same instrument. A facsimile signature on any counterpart hereto will be deemed an original for all purposes.

       (f) ENTIRE AGREEMENT. The terms and conditions contained in the Lease, Letter Agreements No. 1 and No. 2 of even date with the Lease between Lessor and Lessee, this Amendment, Amendment Letter No. 1 and the other documents and instruments executed in connection therewith or herewith constitute the entire agreement among the parities pertaining to the subject matter thereof and hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

       (g) HEADINGS. The headings in this Amendment are for reference only, and do not form part of and are not to be used to interpret this Agreement.

       (h) EXPENSES AND BROKER INDEMNIFICATION. Each party agrees to pay any broker or other agent retained by such party in connection with this Amendment and Amendment Letter No. 1 and to defend the other party in respect of any claims or demands in connection with this Amendment or Amendment Letter No. 1 brought by any person claiming to be its broker or other agent and to indemnify and hold harmless the other party for loss, liabilities, judgments and expenses as a result of such claims or demands, including, without limitation, reasonable attorneys' fees and costs. Lessor and Lessee shall each be responsible for their own costs and expenses associated with the negotiation and documentation of this Agreement and Amendment Letter No. 1, and Lessee shall also be responsible for all costs associated with perfecting this Amendment and Amendment Letter No. 1 in the state of registration and the state of habitual base of the Aircraft (and other states as appropriate given the operation of the Aircraft), including (but not limited to) the provision of legal opinions, tax advice, stamp duties, translations and registrations, whether required by Lessor or Lessee. Notwithstanding the foregoing, however, Lessor and Lessee shall share equally the costs of FAA counsel utilized in connection with this Amendment.

       (i) FURTHER ASSURANCES. Each party shall cooperate with the other and execute and deliver such instruments and other documents as may be necessary to effectuate and carry out the provisions of this Amendment and Amendment Letter No. 1.

       (j) SUCCESSORS AND ASSIGNS. This Amendment shall insure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

       (k) TIME IS OF THE ESSENCE. Except as otherwise provided herein, time is of the essence with respect to each provision of this Amendment and Amendment Letter No. 1.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                       LESSOR:

                                       POLARIS HOLDING COMPANY



                                       By:    /s/  Richard J. Adams
                                              ----------------------------
                                       Name:  Richard J. Adams
                                              ----------------------------
                                       Title: Senior Vice President
                                              ----------------------------


                                       LESSEE:

                                       ALOHA AIRLINES, INC.

                                       By:
                                              ----------------------------
                                       Name:
                                              ----------------------------
                                       Title:
                                              ----------------------------


                                       By:
                                              ----------------------------
                                       Name:
                                              ----------------------------
                                       Title:
                                              ----------------------------

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       LESSOR:

                                       POLARIS HOLDING COMPANY



                                       By:
                                              ----------------------------
                                       Name:  Richard J. Adams
                                              ----------------------------
                                       Title: Senior Vice President
                                              ----------------------------


                                       LESSEE:

                                       ALOHA AIRLINES, INC.

                                       By:    /s/ Brenda F. Cutwright
                                              ----------------------------
                                       Name:  Brenda F. Cutwright
                                              ----------------------------
                                       Title: Sr. Vice President Finance &
                                               Planning
                                              ----------------------------


                                       By:    /s/ James M. King
                                              ----------------------------
                                       Name:  James M. King
                                              ----------------------------
                                       Title: Vice President Planning &
                                              Development
                                              ----------------------------

                                                         As of July 12, 2001

 Aloha Airlines, Inc.
 2 Waterfront Plaza
 Suite 500
 500 Ala Moana Blvd.
 Honolulu, Hawaii 96813
 Attn: Senior Vice President-Finance and
       Chief Financial Officer

                               AMENDMENT LETTER NO. 2
                               ----------------------

 Re: Aircraft Lease Agreement dated as of July 17, 1990 between Polaris Holding Company ("LESSOR") and Aloha Airlines, Inc. ("LESSEE") for Aircraft MSN 21809 as previously supplemented and amended by Letter Agreements Nos. 1 and 2 dated July 16, 1997 between Lessor and Lessee by Amendment No. 1 dated as of January 31, 1997 between Lessor and Lessee, and by Amendment Letter No. 1 dated as of January 31, 1997 between Lessor and Lessee (the "LEASE"), and as amended by Amendment No. 2 thereto dated as of July 12, 2001 ("LEASE AMENDMENT NO. 2") between Lessor and Lessee

 Gentlemen:

          In order to preserve the confidentiality of certain of the business terms of the referenced Lease, and Lease Amendment No. 2, Lessor and Lessee have agreed that certain terms used in or related thereto and other provisions shall be set forth in this Amendment Letter No. 2 rather than in the body of Lease Amendment No. 2.

          1. AMENDMENT TO LETTER AGREEMENT NO. 1. The following definitions and values contained in Letter Agreement No. 1 (as amended by Amendment Letter
 No. 1) are amended as follows:

          [This provision has been omitted as confidential information, and is separately filed with the Commission.]

 Aloha Airlines, Inc.
 As of July 12, 2001
 Page 2

          2. MISCELLANEOUS. Except as expressly provided herein, Lessee acknowledges that nothing contained in this Amendment Letter is intended to discharge, amend or otherwise modify its obligations under the Lease and Lease Amendment No. 2. The Lease and Lease Amendment No. 2 are hereby ratified and confirmed, but only as amended hereby and by Lease Amendment No. 2. Capitalized terms used but not defined herein or in Lease Amendment No. 2 shall have the meanings ascribed to them in the Lease, as amended. This Amendment Letter No. 2 may be executed in one or more counterparts each of which when taken together shall constitute one and the same instrument.

   Aloha Airlines, Inc.
   As of July 12, 2001
   Page 3

            If this letter is consistent with your understanding of the subject matter hereof, please so confirm by executing this letter in the place indicated and returning the fully executed letter to Lessor.

                                       POLARIS HOLDING COMPANY, as Lessor




                                       By:   /s/ Norman Liu
                                          -----------------------------------
                                                     Norman Liu

                                       Title:       Vice President
                                               -------------------------------


           The undersigned hereby confirms that the foregoing letter accurately reflects the understanding of the undersigned with respect to the subject matter hereof.

                                        ALOHA AIRLINES, INC., as Lessee



                                       By:     /s/ Albert J. Pattison
                                               -------------------------------
                                               ALBERT J. PATTISON

                                       Title:  SENIOR VICE PRESIDENT HUMAN
                                               RESOURCES
                                               -------------------------------


                                       By:     /s/ James M. King
                                               -------------------------------
                                               JAMES M. KING

                                       Title:  SENIOR VICE PRESIDENT
                                               PLANNING & BUSINESS DEVELOPMENT
                                               -------------------------------

                                 RECORDED
                       FEDERAL AVIATION ADMINISTRATION

                         Date 8/16/01   Time 11:57
                         Conveyance Number TO67449



                              By:  [ILLEGIBLE]
                                 --------------





                            _________________________


                                 AMENDMENT NO. 2
                                (Lease Extension)

                                   dated as of

                                  July l2, 2001

                                       to

                            AIRCRAFT LEASE AGREEMENT
                                 PHC 90-047-WKH

                            dated as of July 17, 1990

                                     BETWEEN

                             POLARIS HOLDING COMPANY
                                    as Lessor

                                       AND

                              ALOHA AIRLINES, INC.

                                    as Lessee

                            _________________________


                       One Boeing Model 737-2M6C Aircraft

                         Manufacturer's Serial No. 21809
                          U.S. Registration No. N805AL

                                TABLE OF CONTENTS

DESCRIPTION                                                             PAGE
-----------                                                             ----

 1. LEASE.                                                               1

 2. LEASE SUPPLEMENT.                                                    2

 3. RATIFICATION.                                                        2

 4. REPRESENTATIONS AND WARRANTIES OF LESSEE.                            2

 5. REPRESENTATIONS AND WARRANTIES OF LESSOR.                            3

 6. CONDITIONS PRECEDENT.                                                4

 7. FURTHER CONDITIONS PRECEDENT.                                        4

 8. MISCELLANEOUS.                                                       5

                                 AMENDMENT NO. 2
                                (LEASE EXTENSION)
                                       TO
                                 AIRCRAFT LEASE
                                    AGREEMENT

      THIS AMENDMENT NO. 2 dated as of July 12, 2001 to the Aircraft Lease Agreement dated as of July 17, 1990 (the "Lease Agreement") between POLARIS HOLDING COMPANY ("Lessor"), and ALOHA AIRLINES, INC. ("Lessee").

      WHEREAS, the Lease Agreement as supplemented by Lease Supplement No. 1 dated July 17, 1990 ("Lease Supplement No. 1") was recorded by the Federal Aviation Administration (the "FAA") on July 17, 1990, as Conveyance No. S89046 (the Lease Agreement as so supplemented is hereinafter referred to as the "Original Lease"); and

      WHEREAS, pursuant to Amendment No. 1 dated as of January 31, 1997 between Lessee and Lessor recorded by the FAA on March 10, 1997, as Conveyance No. XX007783, Lessee and Lessor extended the Tenn of the Original Lease for fifty-one (51) months from its original expiration date of July 31, 1997 to a revised expiration date of October 31, 2001, and amended certain terms of the Original Lease as provided therein and also by a separate Amendment Letter No. 1 (and, as assigned and amended by that certain Assignment, Assumption, Amendment and Consent dated as of December 26, 1996 between Lessor and Aloha Airlines, Inc., a Hawaii corporation, and Aloha Airlines, Inc., a Delaware corporation, recorded by the FAA on February 3, 1998 as Conveyance No. II010398, the Original Lease as so extended and amended is hereinafter referred to as the "Lease"); and

      WHEREAS, the Lease is in respect of one Boeing Model 737-2M6C Aircraft bearing manufacturer's serial number 21809 and U.S. Registration No. N805AL, and certain related equipment (the "Aircraft"); and

      WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Lease.

      NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

 1.   LEASE.

      The Lease is hereby amended as follows:

      A. FIRST PAGE. The first paragraph is revised in its entirety to read as follows:

                   "THIS AGREEMENT dated as of July 17,1990 PHC 90-047 WKH
             (Lease), between POLARIS HOLDING COMPANY, a Delaware corporation, with a place of business at 201 High Ridge Road, Stamford, Connecticut 06927

            (Lessor), and ALOHA AIRLINES, INC., a corporation organized under the laws of the State of Delaware, with its principal place of business at 2 Waterfront Plaza, Suite 500, 500 Ala Moana Blvd., Honolulu, Hawaii 96813 (Lessee)."

      B.    Section 1. DEFINITIONS. is revised as follows:

            (i)    Add the following new definition:

                         "AMENDMENT LETTER No. 2 shall mean that certain
                   Amendment Letter No. 2 dated as of July 12, 2001 between Lessor and Lessee in respect of Amendment No. 2 dated as of July 12, 2001 to Aircraft Lease Agreement between Lessor and Lessee."

      C.    In Exhibit C certain definitions or values are amended as follows:

             "Casualty Value:              The Amount set forth therefore in
                                           Amendment Letter No. 2."

            "Last Basic Rent Payment
             Date: The Last Basic Rent Payment Date for the Aircraft shall be on October 1, 2002."

             "Lessor's Address             Polaris Holding Company, c/o GE
                                           Capital Aviation Services, Inc.,
                                           201 High Ridge Road, Stamford,
                                           Connecticut 06927, Attn:
                                           Contracts Leader."

 2.    LEASE SUPPLEMENT.

       Section 3 of Lease Supplement No. 1 is hereby amended by deleting the text thereof and by substituting therefor the following:

            "3. The Term for the Delivered Aircraft shall commence on the Delivery Date and shall end on the Expiration Date, which shall be October 31, 2002."

 3.    RATIFICATION.

       Except as expressly provided herein, Lessee acknowledges that nothing contained in this Amendment is intended to discharge, amend or otherwise modify its obligations under the Lease. The Lease is hereby ratified and confirmed, but only as amended hereby and by Amendment Letter No. 2, in all respects.

 4.   REPRESENTATIONS AND WARRANTIES OF LESSEE.

      Lessee represents and warrants to Lessor that:

       (a) Lessee is a corporation duly formed, validly existing, and in good standing under the laws of the State of Delaware;

       (b) Lessee has full corporate power, authority and legal right to own its property and to carry on its business as now being conducted and is duly authorized to execute and deliver this Amendment and Amendment Letter No. 2, and to perform its obligations hereunder and thereunder;

       (c) This Amendment and Amendment Letter No. 2 have been duly authorized, executed and delivered by Lessee and constitute the legal, valid and binding obligations of Lessee enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and subject to principles of equity;

       (d) The execution and delivery by Lessee of this Amendment and Amendment Letter No. 1 will not conflict with or result in any breach of, constitute any default under, or result in the creation of any lien, charge or encumbrance pursuant to, any applicable law, any term or provision of Lessee's articles of incorporation or by-laws or any judgment, order, writ, injunction, or decree of any court, omission, board or Governmental Entity, or contravene any indenture, mortgage, credit agreement, lease, license, contract or other agreement to which Lessee is a party or by which it is bound;

       (e) All consents or approvals required of Lessee by any Governmental Entity or other Person in connection with the execution and delivery of this Amendment and Amendment Letter No. 2 and the consummation by Lessee of the transactions contemplated hereby and thereby have been duly obtained or waived; and

       (f) There are no pending or threatened actions or proceedings before any court or administrative agency or other matters which might materially adversely affect the ability of Lessee to perform its obligations under this Amendment and Amendment Letter No. 2.

 5. REPRESENTATIONS AND WARRANTIES OF LESSOR.

       Lessor represents and warrants to Lessee that:

       (a) Lessor is a corporation duly formed, validly existing and in good standing under the laws of Delaware;

       (b) Lessor has full corporate power, authority and legal right to own its property and to carry on its business as now being conducted and is duly authorized to execute and deliver this Amendment and Amendment Letter No. 2, and to perform its obligations hereunder and thereunder;

       (c) this Amendment and Amendment Letter No. 2 have been duly authorized, executed and delivered by Lessor and constitute the legal, valid and binding obligations of Lessor enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and subject to principles of equity;

       (d) The execution and delivery by Lessor of this Amendment and Amendment Letter No. 2 will not conflict with or result in any breach of, constitute any default under, or result in the creation of any lien, charge or encumbrance pursuant to, any applicable law, any term or provision of or Lessor's articles of incorporation or by-laws or any judgment, order, writ, injunction, or decree of any court, commission, board of Governmental Entity, or contravene any indenture, mortgage, credit agreement, lease, license, contract or other agreement to which Lessor is a party or by which it is bound;

       (e) Any consents or approvals required of Lessor by any Governmental Entity in connection with the execution and delivery of this Amendment and Amendment Letter No. 2 and the consummation by Lessor of the transactions contemplated hereby and thereby have been duly obtained or waived; and

       (f) There are no pending or threatened actions or proceedings before any court or administrative agency or other matters which might materially adversely affect the ability of Lessor to perform its obligations under this Amendment or Amendment Letter No. 2.

 6.    CONDITIONS PRECEDENT.

       This Amendment and Lessor's obligation to extend the Lease shall take effect upon issuance by Lessor of a notice to Lessee (the "Extension Notice") confirming the satisfaction of each of the following conditions and receipt of the following documents by Lessor:

       (a) RESOLUTIONS: a copy of a resolution of the board of directors of Lessee approving the terms of, and transactions contemplated by, this Agreement, resolving that it enter into this Agreement, and authorizing a specified person or persons to execute this Agreement;

       (b) INSURANCES: certificates of insurance, an undertaking from Lessee's insurance broker and other evidence satisfactory to Lessor of Lessee's due compliance with the provisions of the Lease (as extended hereby) regarding Insurances; and

       (c) LEGAL OPINION: a legal opinion at Lessee's expense from counsel acceptable to Lessor in form and substance satisfactory to Lessor and confirming, inter alia, that this Agreement and Amendment Letter No. 2 have been duly signed and delivered on behalf of Lessee, that this Agreement and Amendment Letter No. 2 constitute Lessee's legal, valid and binding obligations, and that all approvals, licenses, consents and registrations which are necessary or desirable in connection with this Agreement and Amendment Letter No. 2 and the performance by Lessee of its obligations hereunder, thereunder and under the Lease as extended hereby and thereby have been obtained and are in full force and effect.

 7.    FURTHER CONDITIONS PRECEDENT.

       The obligation of Lessor to extend the Lease under this Amendment No. 2 and Amendment Letter No. 2 are subject to the further conditions precedent that as of the date of issuance of the Extension Notice:

       (a) the representations and warranties of Lessee under Section 4 of this Agreement shall be true and correct; and

       (b) no Default shall have occurred and be continuing or might result from the leasing of the Aircraft to Lessee under the Lease as extended hereby and by Amendment Letter No. 2.

 8.    MISCELLANEOUS.

       (a) AMENDMENT. No amendment, modification or waiver of any provision of this Amendment or Amendment Letter No. 2 shall in any event be effective unless the same shall be in writing and signed by the parties hereto or, in the case of a waiver, by the party waiving compliance, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

       (b) NOTICES. Any notices, requests, demands or other communications required or permitted to be made hereunder shall be in writing and shall be addressed as follows:

            To Lessor:               Polaris Holding Company
                                     c/o GE Capital Aviation Services
                                     201 High Ridge Road
                                     Stamford, CT 06927
                                     Attn: Contracts Leader

            To Lessee:               Aloha Airlines, Inc.
                                     2 Waterfront Plaza
                                     Suite 500
                                     500 Ala Moana Blvd.
                                     Honolulu, Hawaii 96813
                                     Attn: Senior Vice President-Finance
                                           and Chief Financial Officer

 or in each case to such other person or address or addresses as one party may notify in writing to the other party. All other communications and any notice of change of address shall be deemed to have been received (and reference herein to receipt by any party shall include deemed receipt) by the party to whom it is addressed five (5) Business Days after positing in the case of notice given by first class postage prepaid mail, or when received, in the case of notice given by facsimile, or on delivery, if delivered by hand.

       (c) GOVERNING LAW. THIS AMENDMENT, SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA.

       (d) SEVERABILITY. If any one or more of the provisions contained in this Amendment or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired.

       (e) COUNTERPARTS. This Amendment may be executed in counterparts and any single counterpart or set of counterparts signed in either case, by all of the parties hereto shall for all purposes be deemed to be an original, and all such counterparts when taken together shall constitute one and the same instrument. A facsimile signature on any counterpart hereto will be deemed an original for all purposes.

       (f) ENTIRE AGREEMENT. The terms and conditions contained in the Lease, Letter Agreements No. 1 and No. 2 of even date with the Original Lease between Lessor and Lessee, this Amendment, Amendment Letter No. 2 and the other documents and instruments executed in connection therewith or herewith constitute the entire agreement among the parities pertaining to the subject matter thereof and hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

       (g) HEADINGS. The headings in this Amendment are for reference only, and do not form part of and are not to be used to interpret this Agreement.

       (h) EXPENSES AND BROKER INDEMNIFICATION. Each party agrees to pay any broker or other agent retained by such party in connection with this Amendment and Amendment Letter No. 2 and to defend the other party in respect of any claims or demands in connection with this Amendment or Amendment Letter No. 2 brought by any person claiming to be its broker or other agent and to indemnify and hold harmless the other party for loss, liabilities, judgments and expenses as a result of such claims or demands, including, without limitation, reasonable attorneys' fees and costs. Lessor and Lessee shall each be responsible for their own costs and expenses associated with the negotiation and documentation of this Agreement and Amendment Letter No. 2, and Lessee shall also be responsible for all costs associated with perfecting this Amendment and Amendment Letter No. 2 in the state of registration and the state of habitual base of the Aircraft (and other states as appropriate given the operation of the Aircraft), including (but not limited to) the provision of legal opinions, tax advice, stamp duties, translations and registrations, whether required by Lessor or Lessee. Notwithstanding the foregoing, however, Lessor and Lessee shall share equally the costs of FAA counsel utilized in connection with this Amendment.

       (i) FURTHER ASSURANCES. Each party shall cooperate with the other and execute and deliver such instruments and other documents as may be necessary to effectuate and carry out the provisions of this Amendment and Amendment Letter No. 2.

       (j) SUCCESSORS AND ASSIGNS. This Amendment shall insure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

       (k) TIME IS OF THE ESSENCE. Except as otherwise provided herein, time is of the essence with respect to each provision of this Amendment and Amendment Letter No. 2.

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                     LESSOR:

                                     POLARIS HOLDING COMPANY


                                     By:    [ILLEGIBLE]
                                         -----------------------------------

                                     Name:  [ILLEGIBLE]

                                     Title:  Vice President


                                     LESSEE:

                                     ALOHA AIRLINES, INC.


                                     By:
                                         -----------------------------------

                                     Name:

                                     Title:

                                     By:
                                         -----------------------------------

                                     Name:

                                     Title:

       IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                     LESSOR:

                                     POLARIS HOLDING COMPANY


                                     By:
                                         -----------------------------------
                                     Name:
                                     Title:


                                     LESSEE:

                                     ALOHA AIRLINES, INC.


                                     By:    ALBERT J. PATTISON
                                         -----------------------------------
                                     Name:  ALBERT J. PATTISON
                                     Title:  SENIOR VICE PRESIDENT
                                             HUMAN RESOURCES

                                     By:    JAMES M. KING
                                         -----------------------------------
                                     Name:  JAMES M. KING
                                     Title: PLANNING & BUSINESS DEVELOPMENT

                                       Dated as of December 14, 2001



Aloha Airlines, Inc.
2 Waterfront Plaza
Suite 500
500 Ala Moana Blvd.
Honolulu, Hawaii 96813
Attn: Senior Vice President - Finance and
      Chief Financial Officer

                                   AMENDMENT LETTER NO. 3

  Re: Aircraft Lease Agreement dated as of July 17, 1990 between Polaris Holding
      Company ("Lessor") and Aloha Airlines, Inc. ("Lessee") for Aircraft MSN 21809 as previously supplemented and amended by Lease Supplement No. 1 dated July 17, 1990 between Lessor and Lessee, Letter Agreements Nos. 1 and 2 dated July 16, 1990 between Lessor and Lessee, Amendment No. 1 dated as of January 31, 1997 between Lessor and Lessee, Amendment Letter No. 1 dated as of January 31, 1997 between Lessor and Lessee, Amendment No. 2 dated as of July 12, 2001 between Lessor and Lessee, Amendment Letter
      No. 2 between Lessor and Lessee (the "Lease") and as amended by Amendment No. 3 thereto dated as of the date hereof between Lessor and Lessee ("Lease Amendment No. 3")

Ladies and Gentlemen:

         In order to preserve the confidentiality of certain of the business terms of the referenced Lease and Lease Amendment No. 3, Lessor and Lessee have agreed that certain terms used in or related thereto and other provisions shall be set forth in this Amendment Letter No. 3 rather than in the body of Lease Amendment No. 3.

         1. AMENDMENT TO LETTER AGREEMENT NO. 1. The following definitions and values contained in Letter Agreement No. 1 (as amended by Amendment Letter
No. 1 and Amendment Letter No. 2) are hereby amended as follows:

         [This provision has been omitted as confidential information, and is separately filed with the Commission.]

Aloha Airlines, Inc.
Page 2

         2. WAIVER. Lessor and Lessee acknowledge and agree that Lessee has not paid the installment of Basic Rent that was due on October 31, 2001.
Lessor hereby agrees that, upon satisfaction of the conditions precedent set forth in Section 5 of Lease Amendment No. 3, Lessor shall be deemed to have irrevocably waived payment of such installment of Basic Rent.

         3. MISCELLANEOUS. Except as otherwise provided herein, Lessee acknowledges that nothing in this Amendment Letter No. 3 is intended to discharge, amend or otherwise modify its obligations under the Lease or under Lease Amendment No. 3. The Lease, as modified by this Amendment Letter No. 3 and by Lease Amendment No. 3, is hereby ratified and confirmed. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Lease4, as amended by this Amendment Letter No. 3 and by Lease Amendment No. 3.

Aloha Airlines, Inc.
Page 3

        If this letter is consistent with your understanding of the subject matter hereof, please so confirm by executing this letter in the place indicated and returning the fully executed letter to Lessor.


                                       POLARIS HOLDING COMPANY, as Lessor



                                       By:   /s/ Charles H. Meyer
                                          -----------------------------------

                                       Name:   Charles H. Meyer
                                            ---------------------------------

                                       Title:   Vice President
                                             --------------------------------


        The undersigned hereby confirms that the foregoing letter accurately reflects the understanding of the undersigned with respect to the subject matter hereof.

                                       ALOHA AIRLINES, Inc., as Lessee

                                       By:
                                          -----------------------------------

                                       Name:---------------------------------

                                       Title:--------------------------------


                                       By:
                                          -----------------------------------

                                       Name:---------------------------------

                                       Title:--------------------------------

Aloha Airlines, Inc.
Page 3


        If this letter is consistent with your understanding of the subject matter hereof, please so confirm by executing this letter in the place indicated and returning the fully executed letter to Lessor.


                                       POLARIS HOLDING COMPANY, as Lessor



                                       By:
                                          -----------------------------------

                                       Name:---------------------------------

                                       Title:--------------------------------


        The undersigned hereby confirms that the foregoing letter accurately reflects the understanding of the undersigned with respect to the subject matter hereof.


                                       ALOHA AIRLINES, Inc., as Lessee

                                       By: /s/ Brenda F. Cutwright
                                          -----------------------------------
                                       Title: Exec. Vice President & CFO
                                             --------------------------------

                                       By: /s/ James M. King
                                          -----------------------------------
                                       Title: Sr. Vice President Planning &
                                              Business Development
                                             --------------------------------

                          ____________________________

                                 AMENDMENT NO. 3

                                   dated as of

                                December 14, 2001

                                       to

                            AIRCRAFT LEASE AGREEMENT
                                 PHC 90-047-WKH

                            dated as of July 17, 1990


                                     between

                            POLARIS HOLDING COMPANY,
                                    as Lessor

                                       And

                              ALOHA AIRLINES, INC.,
                                    as Lessee

                          ____________________________


                       One Boeing Model 737-2M6C Aircraft

                         Manufacturer's Serial No. 21809
                          U.S. Registration No. N805AL

                                 AMENDMENT NO. 3
                                       to
                            AIRCRAFT LEASE AGREEMENT

         THIS AMENDMENT NO. 3 dated as of December 14, 2001 (this "Agreement") to the Aircraft Lease Agreement dated as of July 17, 1990 (the "Lease Agreement") between POLARIS HOLDING COMPANY ("Lessor") and ALOHA AIRLINNES, INC. ("Lessee").

         WHEREAS, the Lease Agreement as supplemented and amended by the instruments described on Schedule I hereto and as further amended and supplemented by Letter Agreement Nos. 1 and 2, each dated July 16, 2001 between Lessor and Lessee, Amendment Letter No. 1 dated as of January 31, 1997 and Amendment No. 2 dated as of July 12, 2001 is referred to herein as the "Lease";

         WHEREAS, the Lease is in respect of one Boeing Model 737-2M6C aircraft bearing manufacturer's serial number 21809 and U.S. Registration No. N805AL, and certain related equipment (the "Aircraft");

         WHEREAS, capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Lease;

         NOW THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

    1.   AMENDMENT TO LEASE.

         A.    AMENDMENT TO SECTION 1 ("DEFINITIONS"). Section 1
    ("Definitions") is hereby amended by adding the following as a new definition:

               "AMENDMENT LETTER No. 3 shall mean that certain Amendment Letter No. 3 dated as of December 14, 2001 between Lessor and Lessee in respect of Amendment No. 3 dated as of December 14, 2001 to Aircraft Lease Agreement between Lessor and Lessee."

         B.    AMENDMENTS TO SECTION 12 ("INSURANCE").

               1. AMENDMENT TO SECTION 12(a). Section 12(a) is hereby amended by adding the following to the end of the existing provision:

         "In addition, without limitation of the preceding requirements of this
         Section 12(a) (and notwithstanding anything to the contrary contained herein), Lessee shall in all events maintain war risk and allied perils liability insurance in accordance with London form AVN52C (as in effect on September 1, 2001) or its equivalent form reasonably acceptable to Lessor (or an agreement of the United States Government to insure against or indemnify for substantially the same risks), from time to time, with respect to the Aircraft in an amount not less than the amount under "Public Liability and Property Damage Insurance" as set forth on Exhibit C."

              2. AMENDMENT TO SECTION 12(b). Section 12(b) is hereby amended by adding the following after the phrase "comprehensive war risk and allied perils" and before the comma at the end of the fourth line thereof:

         "in accordance with LSW555B or its equivalent form reasonably acceptable to Lessor (or an agreement of the United States Government to insure against or indemnify for substantially the same risks)"

        C. AMENDMENT TO EXHIBIT C. The definition of "Casualty Value" in Exhibit C is hereby amended to read in its ENTIRETY as follows:

         "Casualty Value: The amount set forth therefore in Amendment Letter No. 3"

   2.    RATIFICATION.

        Except as expressly provided herein, Lessee acknowledges that nothing contained in this Agreement is intended to discharge, amend or otherwise modify its obligations under the Lease. The Lease is hereby ratified and confirmed, but only as amended hereby and by Amendment Letter No. 3 in all respects.

   3.   REPRESENTATIONS AND WARRANTIES OF LESSEE.

         Lessee represents and warrants to Lessor that:

        (a) Lessee is a corporation duly formed, validly existing, and in good standing under the laws of the State of Delaware;

        (b) Lessee has full corporate power, authority and legal right to own its property and to carry on its business as now being conducted and is duly authorized to execute and deliver this Agreement and Amendment Letter No. 3 and to perform its obligations hereunder and thereunder;

        (c) This Agreement and Amendment Letter No. 3 have been duly authorized, executed and delivered by Lessee and constitute the legal, valid and binding obligations of Lessee enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and subject to principles of equity;

        (d) The execution and delivery by Lessee of this Agreement and Amendment Letter No. 3 will not conflict with or result in any breach of, constitute any default under, or result in the creation of any lien, charge or encumbrance pursuant to, any applicable law, any term or provision of Lessee's articles of incorporation or by-laws or any judgment, order, writ, injunction, or decree or any court, commission, board or Governmental Entity, or contravene any indenture, mortgage, credit agreement, lease, license, contract or other agreement to which Lessee is a party or by which it is bound;

        (e) All consents or approvals required of Lessee by any Governmental Entity or other Person in connection with the execution and delivery of this Agreement and Amendment Letter No. 3 and the consummation by Lessee of the transactions contemplated hereby and thereby have been duly obtained or waived; and

         (f) There are no pending or threatened actions or proceedings before any court or administrative agency or other matters which might materially adversely affect the ability of Lessee to perform its obligations under this Agreement and Amendment Letter No. 3.

   4.   REPRESENTATIONS AND WARRANTIES OF LESSOR.

         Lessor represents and warrants to Lessee that:

         (a) Lessor is a corporation duly formed, validly existing, and in good standing under the laws of the State of Delaware;

         (b) Lessor has full corporate power, authority and legal right to own its property and to carry on its business as now being conducted and is duly authorized to execute and deliver this Agreement and Amendment Letter No. 3 and to perform its obligations hereunder, and thereunder;

         (c) This Agreement and Amendment Letter No. 3 have been duly authorized, executed and delivered by Lessor and constitute the legal, valid and binding obligations of Lessor enforceable in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and subject to principles of equity;

         (d) The execution and delivery by Lessor of this Agreement and Amendment Letter No. 3 will not conflict with or result in any breach of, constitute any default under, or result in the creation of any lien, charge or encumbrance pursuant to, any applicable law, any term or provision of Lessor's articles of incorporation or by-laws or any judgment, order, writ, injunction, or decree or any court, commission, board or Governmental Entity, or contravene any indenture, mortgage, credit agreement, lease, license, contract or other agreement to which Lessor is a party or by which it is bound;

         (e) All consents or approvals required of Lessor by any Governmental Entity or other Person in connection with the execution and delivery of this Agreement and Amendment Letter No. 3 and the consummation by Lessor of the transactions contemplated hereby and thereby have been duly obtained or waived; and

         (f) There are no pending or threatened actions or proceedings before any court or administrative agency or other matters which might materially adversely affect the ability of Lessor to perform its obligations under this Agreement and Amendment Letter No. 3.

   5.    CONDITIONS PRECEDENT.

         This Agreement and the waiver and amendments set forth in Amendment Letter No. 3 shall take effect upon issuance by Lessor of a notice to Lessee (the "Notice") confirming the satisfaction of each of the following conditions and receipt of the following documents by Lessor:

         (a) RESOLUTIONS: a copy of the resolutions of the Board of Directors of Lessee approving the terms of, and transactions contemplated by, this Agreement and Amendment Letter No. 3, and authorizing a specified person or persons to execute this Agreement and Amendment Letter No. 3;

         (b) LEGAL OPINION: a legal opinion at Lessee's expense from counsel acceptable to Lessor in form and substance satisfactory to Lessor and confirming, inter alia, that this

   Agreement and Amendment Letter No. 3 have been duly executed and delivered on behalf of Lessee, that this Agreement and Amendment Letter No. 3 constitute legal, valid and binding obligations of Lessee, and that all approvals, licenses, consents and registrations which are necessary or desirable in connection with this Agreement and Amendment Letter No. 3 and the performance by Lessee of its obligations under the Lease as amended hereby and thereby have been obtained and are in full force and effect.

   6.    FURTHER CONDITIONS PRECEDENT.

         The obligations of Lessor with respect to the waiver and amendments set forth in Amendment Letter No. 3 are subject to the further conditions precedent that as of the date of the issuance of the Notice:

         (a) the representations and warranties of Lessee under Section 3 of this Agreement shall be true and correct;

         (b) no Default shall have occurred and be continuing or might result from the leasing of the Aircraft to Lessee under the Lease as amended by this Agreement and Amendment Letter No. 3.

   7.    MISCELLANEOUS.

         (a) AMENDMENT. No amendment, modification or waiver of any provision of this Agreement or Amendment Letter No. 3 shall in any event be effective unless the same shall be in writing and signed by the parties hereto or, in the case of a waiver, by the party waiving compliance, and then such waiver shall be effective only in the specific instance and for the specific purpose for which given.

         (b) NOTICES. Any notices, requests, demands or other communications required or permitted to be made hereunder shall be in writing and shall be addressed as follows:

               To Lessor:        Polaris Holding Company
                                 c/o GE Capital Aviation Services
                                 201 High Ridge Road
                                 Stamford, CT 06927
                                 Attn: Contracts Leader

               To Lessee:        Aloha Airlines, Inc.
                                 2 Waterfront Plaza, Suite 500
                                 500 Ala Moana Blvd.
                                 Honolulu, Hawaii 96813
                                 Attn: Senior Vice President Finance and
                                       Chief Financial Officer

   or in each case to such other person or address or addresses as one party may notify in writing to the other party. All other communications and any notice of change of address shall be deemed to have been received (and reference herein to receipt by any party shall include deemed receipt) by the party to whom it is addressed five (5) Business Days after posting in the case of notice given by first class postage prepaid mail, or when received, in the case of notice given by facsimile, or on delivery, if delivered by hand.

         (c) GOVERNING LAW. This Agreement and Amendment Letter No. 3 shall in all respects be governed by, and construed in accordance with, the laws of the State of California.

         (d) SEVERABILITY. If any one or more of the provisions contained in this Agreement or Amendment Letter No. 3 or any document executed in connection herewith or therewith shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired.

         (e) COUNTERPARTS. This Agreement and Amendment Letter No. 3 may be executed in counterparts and any single counterpart or set of counterparts signed in either case, by all of the parties hereto and thereto shall for all purposes deemed to be an original, and all such counterparts when taken together shall constitute one and the same instrument. A facsimile signature on any counterpart hereto will be deemed an original for all purposes.

         (f) ENTIRE AGREEMENT. The terms and conditions contained in the Lease, as amended by this Agreement and Amendment Letter No. 3, constitute the entire agreement among the parties pertaining to the subject matter thereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties.

         (g) HEADINGS. The headings in this Agreement are for reference only, and do not form part of and are not to be used to interpret this Agreement.

         (h) EXPENSES AND BROKER INDEMNIFICATION. Each party agrees to pay any broker or other agent retained by such party in connection with this Agreement and Amendment Letter No. 3 and to defend the other party in respect of any claims or demands in connection with this Agreement or Amendment Letter No. 3 brought by any person claiming to be its broker or other agent and to indemnify and hold harmless the other party for loss, liabilities, judgments and expenses as a result of such claims or demands, including, without limitation, reasonable attorney's fees and costs. Whether or not the conditions specified in Sections 5 and 6 are fulfilled, Lessee shall pay to Lessor on demand all fees, costs and expenses incurred or payable by Lessor in connection with the preparation, negotiation and completion of this Agreement and performance of the transactions contemplated hereby.

         (i) FURTHER ASSURANCES. Each party shall cooperate with the other and deliver such instruments and other documents as may be necessary to effectuate and carry out the provisions of this Agreement and Amendment Letter No. 3.

         (j) SUCCESSORS AND ASSIGNS. This Agreement and Amendment Letter No. 3 shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors and assigns.

         (k) TIME IS OF THE ESSENCE. Except as otherwise provided herein, time is of the essence with respect to each provision of this Agreement and Amendment Letter No. 3.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement, each by their duly authorized representative(s), as of the date shown at the beginning of this Agreement.


  LESSOR:                         LESSEE:

  POLARIS HOLDING COMPANY         ALOHA AIRLINES, INC.

  By:  /s/ Charles H. Meyer       By:---------------------------
     ----------------------
  Name:  Charles H. Meyer         Name:

  Title: Vice President           Title:



                                  By: --------------------------

                                  Name:

                                  Title:

        IN WITNESS WHEREOF, the parties hereto have executed this Agreement, each by their duly authorized representative(s), as of the date shown at the beginning of this Agreement.

  LESSOR:                           LESSEE:

  POLARIS HOLDING COMPANY           ALOHA AIRLINES. INC.

  By:-----------------------      By:   Brenda F. Cutwright
                                      ---------------------------
  Name:                           Name:  Brenda F. Cutwright

  Title:                          Title: Exec. Vice President & CFO
                                         --------------------------



                                  By:   JAMES M. KING
                                      --------------------------

                                  Name: JAMES M. KING

                                  Title: SENIOR VICE PRESIDENT
                                         PLANNING & BUSINESS DEVELOPMENT

                                SCHEDULE 1

        Aircraft Lease Agreement PHC 90-047 WKH dated as of July 17, 1990 between Polaris Holding Company, as lessor, and Aloha Airlines, Inc., a Hawaii corporation, as lessee, which was recorded by the Federal Aviation Administration on July 17, 1990 and assigned Conveyance No. S89046, as supplemented, amended and assigned by the following described instruments:

  DOCUMENT                              FAA RECORDING DATE                FAA CONVEYANCE NO.
  --------                              ------------------                ------------------

  Lease Supplement No. 1                07/17/90                          S89046
  Amendment No. 1 (Lease                03/10//97                         XX007783
  Extension)

  Assignment, Assumption,
  Amendment and Consent between
  Polaris Holding Company, as
  lessor, Aloha Airlines, Inc., a
  Hawaii corporation, as assignor,
  and Aloha Airlines, Inc., a
  Delaware corporation, as assignee     02/03/98                          II10398
  Amendment No. 2 (Lease                08/16/01                          T067449
  Extension)